REGISTRATION STATEMENT NO. 333-94779
                                                                       811-09215
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 5

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 13 TO

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)
                                  -------------

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including area code: 860-308-1000


                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]     immediately upon filing pursuant to paragraph (b)

[ X ]     on May 3, 2004 pursuant to paragraph (b)

[   ]     ______ days after filing pursuant to paragraph (a)(1)

[   ]     on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE
                        INSURANCE 2000 POLICY PROSPECTUS

                                   MAY 3, 2004

        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

 ISSUED BY: THE TRAVELERS INSURANCE COMPANY (THE COMPANY) -- THE TRAVELERS
                    FUND UL III FOR VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase the Policy, a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations. Please keep this prospectus for future reference.
As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000 per Case. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                                 PIONEER VARIABLE CONTRACTS TRUST
Dreyfus Stock Index Fund -- Initial Shares                                   Pioneer Mid Cap Value VCT Portfolio-- Class II Shares
High Yield Bond Trust                                                     PUTNAM VARIABLE TRUST
Money Market Portfolio                                                       Putnam VT Small Cap Value Fund -- Class IB Shares
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                      SALOMON BROTHERS VARIABLE SERIES FUNDS INC
   AllianceBernstein Growth and Income Portfolio -- Class B(1)               All Cap Fund -- Class I(4)
   AllianceBernstein Premier Growth Portfolio -- Class B(2)                  Investors Fund -- Class I
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC                                    Strategic Bond Fund -- Class I
   VP Ultra(R) Fund -- Class I                                               Total Return Fund -- Class I
AMERICAN FUNDS INSURANCE SERIES                                           SCUDDER INVESTMENT VIT FUNDS
   Global Growth Fund -- Class 2 Shares                                      EAFE(R) Equity Index Fund -- Class A Shares
   Growth Fund -- Class 2 Shares                                             Small Cap Index Fund -- Class A Shares
   Growth-Income Fund --Class 2 Shares                                    SMITH BARNEY INVESTMENT SERIES
DELAWARE VIP TRUST                                                           SB Government Portfolio -- Class A(5)
   Delaware VIP REIT Series -- Standard Class                             THE TRAVELERS SERIES TRUST
   Delaware VIP Small Cap Value Series -- Standard Class                     Convertible Securities Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                             Disciplined Mid Cap Stock Portfolio
   Dreyfus Variable Investment Fund -- Appreciation Portfolio --             Equity Income Portfolio
     Initial Shares                                                          Large Cap Portfolio
   Dreyfus Variable Investment Fund -- Developing Leaders                    Lazard International Stock Portfolio
     Portfolio -- Initial Shares(3)                                           Merrill Lynch Large Cap Core Portfolio(6)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                         MFS Emerging Growth Portfolio
   Franklin Small Cap Fund -- Class 2 Shares                                 MFS Mid Cap Growth Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares            Social Awareness Stock Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares                       Travelers Quality Bond Portfolio
   Templeton Global Income Securities Fund -- Class 1 Shares                 U.S. Government Securities Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares                     TRAVELERS SERIES FUND INC
GREENWICH STREET SERIES FUND                                                 AIM Capital Appreciation Portfolio
   Equity Index Portfolio -- Class I Shares                                  MFS Total Return Portfolio
   Fundamental Value Portfolio                                               Smith Barney Aggressive Growth Portfolio
JANUS ASPEN SERIES                                                           Smith Barney Large Capitalization Growth Portfolio
   Balanced Portfolio -- Service Shares                                      Strategic Equity Portfolio(7)
   Global Technology Portfolio -- Service Shares                             Van Kampen Enterprise Portfolio
LORD ABBETT SERIES FUND, INC                                              VARIABLE INSURANCE PRODUCTS FUND
   Growth and Income Portfolio                                               VIP Overseas Portfolio -- Service Class 2
   Mid-Cap Value Portfolio                                                VARIABLE INSURANCE PRODUCTS FUND II
PIMCO VARIABLE INSURANCE TRUST                                               Contrafund(R) Portfolio -- Service Class 2
   Low Duration Portfolio -- Administrative Class                         VARIABLE INSURANCE PRODUCTS FUND III
   Real Return Portfolio -- Administrative Class                             Mid Cap Portfolio -- Service Class 2
   Total Return Portfolio -- Administrative Class

--------------------
(1) Formerly Growth and Income Portfolio -- Class B                        (5) Formerly Smith Barney Government Portfolio
(2) Formerly Premier Growth Portfolio -- Class B                           (6) Formerly MFS Research Portfolio
(3) Formerly Small Cap Portfolio -- Initial Shares                         (7) Formerly Alliance Growth Portfolio
(4) Formerly Capital Fund -- Class I

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, P.O. Box 990026, Hartford, CT 06199-0026, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR
ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS ............................................................................  4
Policy Summary ............................................................................................................  4
Principal Policy Benefits .................................................................................................  4
Principal Policy Risks ....................................................................................................  6
Fund Company Risks ........................................................................................................  7
FEE TABLES ................................................................................................................  8
Transaction Fees ..........................................................................................................  8
Periodic Charges other than Fund Operating Expenses .......................................................................  9
Charges for Optional Riders ............................................................................................... 10
Fund Charges and Expenses ................................................................................................. 11
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS .................................................................... 16
The Insurance Company ..................................................................................................... 16
The Separate Account and its Investment Options ........................................................................... 16
The Funds ................................................................................................................. 16
Voting Rights ............................................................................................................. 22
Conflicts of Interest ..................................................................................................... 22
The Fixed Account ......................................................................................................... 22
POLICY CHARGES AND DEDUCTIONS ............................................................................................. 23
Charges Against Premium ................................................................................................... 23
Charges Against Contract Value ............................................................................................ 24
Charges Against the Separate Account ...................................................................................... 25
Fund Charges .............................................................................................................. 25
Modification, Reserved Rights, and Other Charges .......................................................................... 25
POLICY DESCRIPTION ........................................................................................................ 25
Applying for a Policy ..................................................................................................... 25
When Coverage Begins ...................................................................................................... 26
Right to Cancel (free look period) ........................................................................................ 26
Income Tax Free `Section 1035' Exchanges .................................................................................. 27
Ownership/Policy Rights ................................................................................................... 27
PREMIUMS .................................................................................................................. 28
Amount, Frequency and Duration of Premium Payments ........................................................................ 28
Allocation of Premium Payments ............................................................................................ 29
VALUES UNDER YOUR POLICY .................................................................................................. 29
Contract Value ............................................................................................................ 29
Investment Option Valuation ............................................................................................... 29
Fixed Account Valuation ................................................................................................... 30
Loan Account Valuation .................................................................................................... 31
TRANSFERS ................................................................................................................. 31
Transfers of Contract Value ............................................................................................... 31
Transfer of Contract Value from the Fixed Account to the Investment Options ............................................... 32
Transfer of Contract Value from the Investment Options to the Fixed Account ............................................... 32
Dollar Cost Averaging (DCA Program) ....................................................................................... 32
Portfolio Rebalancing ..................................................................................................... 32
DEATH BENEFIT ............................................................................................................. 32
Death Benefit Examples .................................................................................................... 33
Changing the Death Benefit Option ......................................................................................... 34
Paying the Death Benefit and Payment Options .............................................................................. 35



BENEFITS AT MATURITY ...................................................................................................... 35
OTHER BENEFITS ............................................................................................................ 35
Exchange Option ........................................................................................................... 35
Insured Term Rider ........................................................................................................ 35
POLICY SURRENDERS ......................................................................................................... 35
Full Surrender ............................................................................................................ 36
Partial Surrender ......................................................................................................... 36
POLICY LOANS .............................................................................................................. 36
Loan Conditions ........................................................................................................... 36
Effects of Loans .......................................................................................................... 37
LAPSE AND REINSTATEMENT ................................................................................................... 37
Lapse ..................................................................................................................... 37
Grace Period .............................................................................................................. 37
Reinstatement ............................................................................................................. 38
FEDERAL TAX CONSIDERATIONS ................................................................................................ 38
Potential Benefits of Life Insurance ...................................................................................... 38
Tax Status of the Policy .................................................................................................. 39
Tax Treatment of Policy Benefits .......................................................................................... 40
OTHER TAX CONSIDERATIONS .................................................................................................. 42
Insurable Interest ........................................................................................................ 42
The Company's Income Taxes ................................................................................................ 42
Alternative Minimum Tax ................................................................................................... 42
OTHER POLICY INFORMATION .................................................................................................. 42
Payment and Suspension of Valuation ....................................................................................... 42
Policy Statements ......................................................................................................... 43
Limits on Right to Contest and Suicide Exclusion .......................................................................... 43
Misstatement as to Sex and Age ............................................................................................ 43
Policy Changes ............................................................................................................ 43
Distribution .............................................................................................................. 44
Emergency Procedure ....................................................................................................... 44
Restrictions on Financial Transactions .................................................................................... 44
LEGAL PROCEEDINGS ......................................................................................................... 45
FINANCIAL STATEMENTS ...................................................................................................... 45
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS .............................................................A-1
APPENDIX B: TARGET PREMIUM PER $1,000 OF STATED AMOUNT ....................................................................B-1
APPENDIX C: CASH VALUE ACCUMULATION TEST FACTORS ..........................................................................C-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Corporate Owned Variable Universal Life Insurance 2000 is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Contract Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

        o    Death Benefit

             We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

             In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

             o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death

             o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death

             o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

                1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total premium payments less any partial surrenders accumulated at the interest rate shown on the Policy
                     Summary: OR

                2.   the Minimum Amount Insured on the Insured's date of death.

             The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

        o    Policy Surrenders (Withdrawals)

             You may withdraw some or all of your money from your Policy (subject to applicable charges and fees).

        o    Policy Loans

             You may borrow against your Policy using your Policy as collateral.

        o    The Investment Options and the Corresponding Funds

             You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

        o    The Fixed Account

             You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

        o    Flexible Premium Payments

             After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

        o    Tax-Free Death Benefit

             Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

        o    Right to Cancel Period

             We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

        o    Dollar-Cost Averaging

             Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

        o    Portfolio Rebalancing

             This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

        o    Exchange Option

             During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

        o    Personalized Illustrations

             You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

        o    Poor Fund Performance (Investment Risk)

             The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

        o    Tax Risks

             We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

        o    Policy Lapse

             There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

        o    Policy Withdrawal Limitations

             The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

        o    Effects of Policy Loans

             A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

        o    Credit Risk

             The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

        o    Policy is not Suited for Short-Term Investment

             We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

        o    Flexible Premium Payments

             Even if you send us your planned premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

        o    Increase in Current Fees and Expenses

             Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS



        o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

        o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

             A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

             There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

                CHARGE                    WHEN WE DEDUCT THE CHARGE                              AMOUNT DEDUCTED(1)
------------------------------------------------------------------------------------------------------------------------------------
Front-End Sales Expense Charge          Upon receipt of each Premium    Current Charge:          In Policy Years 1-2: 10% of
(includes Premium Tax Charge and        Payment                                                  premium payments up to the Target
Federal Deferred Acquisition Cost                                                                Premium and 6% on premium payments
Charge*)                                                                                         in excess of the Target Premium:

                                                                                                 In Policy Years 3-5, 8% of
                                                                                                 premium payments up to the
                                                                                                 Target Premium and 4% on
                                                                                                 premium payments in excess of
                                                                                                 the Target Premium; In Policy
                                                                                                 Years 6-7, 8% of premium
                                                                                                 payments up to the Target
                                                                                                 Premium and 3.5% on premium
                                                                                                 payments in excess of the
                                                                                                 Target Premium; In Policy
                                                                                                 Years 8+: 3.5% of all premium
                                                                                                 payments
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       IN ALL POLICY YEARS:  12% OF
                                                                                                 PREMIUM PAYMENTS UP TO THE TARGET
                                                                                                 PREMIUM AND 8% ON PREMIUM PAYMENTS
                                                                                                 IN EXCESS OF THE TARGET PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge                        When you fully or partially     Current Charge:          No charge
                                        surrender your Policy
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       NO CHARGE
                                                                        ------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Transfer Charge                         When you transfer Cash Value    Current Charge:          No charge
                                        among the Investment Options
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR
                                                                                                 AND THEN $10 PER TRANSFER
                                                                                                 THEREAFTER
                                                                        ------------------------------------------------------------


--------------
  * The current and the guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

  (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                CHARGE                    WHEN WE DEDUCT THE CHARGE                                AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1))       Monthly on the Deduction Day    Current Charge:          Rates per $1000 of Insurance Risk
                                                                                                 for the First Year of Coverage:
                                                                                                 Minimum: $0.015319(2)
                                                                                                 Maximum: $39.0649(3)
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK
                                                                                                 FOR FIRST YEAR OF COVERAGE:
                                                                                                 MINIMUM: $0.0884(4)
                                                                                                 MAXIMUM: $45.0595(3)
                                                                        ------------------------------------------------------------
                                                                        Sample Charge for a      Rates per $1000 of Insurance Risk
                                                                        47-year old non-smoking  for First Year of Coverage:
                                                                        male (guaranteed issue)  Current: $0.0842
                                                                                                 Guaranteed: $0.462
------------------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense Charges   Monthly on the Deduction Date   Current Charge:          $5.00
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       $10.00
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)        Daily from the unloaned         Current Charge:          0.20% on an annual basis of the
Charge                                  portion of the Contract Value                            amounts in the Investment Options
                                                                                                 for Policy Years 1-25 and 0.05%
                                                                                                 thereafter
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                                                 POLICY YEARS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Sales Expense Charge            Monthly for the first twenty    Current Charge:          Rates per $1000 of the lesser of
                                        (20) Policy Years and for 20                             (20 times the Target Premium, and
                                        Policy Years following an                                initial base Stated Amount), not
                                        increase in Stated Amount on                             to exceed the Guaranteed Monthly
                                        the Deduction Date from the                              Sales Expense Charge of  $0.10 per
                                        unloaned portion of the                                  $1000 of Stated Amount.
                                        Contract Value
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       RATES PER $1000 OF STATED AMOUNT:
                                                                                                 $0.10
------------------------------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(5)                 Monthly from the Loan           Current Charge:          0.60% on an annual basis of the
                                        Account  (charged in arrears)                            loan amount for the first ten (10)

                                                                                                 Policy Years, 0.50% for Policy
                                                                                                 Years eleven (11) to
                                                                                                 twenty-five (25), and 0.30%
                                                                                                 thereafter.
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE
                                                                                                 LOAN AMOUNT FOR ALL POLICY YEARS
------------------------------------------------------------------------------------------------------------------------------------

--------------
  (1) The Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

  (2)   Sample charge for a 27-year-old female preferred non-smoker.

  (3)   Sample charge for an 80-year-old male smoker-- Table 10.

  (4) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

  (5) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

                CHARGE                    WHEN WE DEDUCT THE CHARGE                                AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
   Insured Term Rider (2 parts)         Monthly on the Deduction Day    Current Charge:          Rates per $1000 of Term Insurance
   Cost of Insurance                                                                             Risk for the First Year of
                                                                                                 Coverage:
                                                                                                 Minimum: $0.015319(1)
                                                                                                 Maximum: $32.8345(2)
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                                                 RISK FOR FIRST YEAR OF COVERAGE:
                                                                                                 MINIMUM: $0.0084(3)
                                                                                                 MAXIMUM: $45.0595(2)
                                                                        ------------------------------------------------------------
                                                                        Sample Charge for a      Rates per $1000 of Term Insurance
                                                                        47-year old non-smoking  Risk for First Year of Coverage:
                                                                        male (guaranteed         Current: $0.0842
                                                                        issue)                   Guaranteed: $0.4620


------------------------------------------------------------------------------------------------------------------------------------
   Monthly Sales Load                                                   Current Charge:          Rates per $1000 of the lesser of
                                                                                                 (20 times the Target Premium, and
                                                                                                 initial term Stated Amount), not
                                                                                                 to exceed the Guaranteed Monthly
                                                                                                 Sales Expense Charge of  $0.01 per
                                                                                                 $1000 of Stated Amount.
                                                                        ------------------------------------------------------------
                                                                        GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                                                 RISK FOR FIRST YEAR OF COVERAGE:
                                                                                                 $0.01
                                                                        ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------

(1) Sample charge for a 27-year-old female preferred non-smoker (any underwriting class).

(2)  Sample charge for an 80-year-old male smoker Table 10.

(3) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

11

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                        MINIMUM                              MAXIMUM
                                                                ----------------------------      ------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.27%                                1.81%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                         DISTRIBUTION                                 CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR                     TOTAL ANNUAL       WAIVER          ANNUAL
                                        MANAGEMENT     SERVICE (12b-1)      OTHER        OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE              FEES          EXPENSES       EXPENSES     REIMBURSEMENT     EXPENSES
----------------                        -----------    ----------------    --------    -------------  ----------------  ---------
Capital Appreciation Fund ..............    0.75%            --           0.07%         0.82%                --           0.82%(17)
Dreyfus Stock Index Fund --
   Initial Shares ......................    0.25%            --           0.02%         0.27%                --           0.27%
High Yield Bond Trust ..................    0.52%            --           0.13%         0.65%                --           0.65%(1)
Money Market Portfolio .................    0.32%            --           0.10%         0.42%                --           0.42%(2)
 ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC
   AllianceBernstein Growth and
     Income Portfolio -- Class B* ......    0.63%          0.25%          0.03%         0.91%              0.08%          0.83%(3)
   AllianceBernstein Premier
     Growth Portfolio -- Class B* ......    1.00%          0.25%          0.05%         1.30%              0.25%          1.05%(3)
AMERICAN CENTURY VARIABLE
   PORTFOLIOS, INC
   VP Ultra(R) Fund -- Class I .........    1.00%            --             --          1.00%                --           1.00%(4)
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2
     Shares* ...........................    0.66%          0.25%          0.04%         0.95%                --           0.95%
   Growth Fund -- Class 2 Shares* ......    0.37%          0.25%          0.02%         0.64%                --           0.64%
   Growth-Income Fund -- Class 2
     Shares* ...........................    0.33%          0.25%          0.01%         0.59%                --           0.59%
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging
     Market Portfolio+ .................    1.25%            --           0.56%         1.81%                --           --(25)
DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class ....................    0.75%            --           0.11%         0.86%                --           0.86%(5)
   Delaware VIP Small Cap Value
     Series -- Standard Class ..........    0.75%            --           0.11%         0.86%                --           0.86%(6)


                                                         DISTRIBUTION                                 CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR                     TOTAL ANNUAL       WAIVER          ANNUAL
                                        MANAGEMENT     SERVICE (12b-1)      OTHER        OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE              FEES          EXPENSES       EXPENSES     REIMBURSEMENT     EXPENSES
----------------                        -----------    ----------------    --------    -------------  ----------------  ---------
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment
     Fund -- Appreciation
     Portfolio -- Initial Shares .......    0.75%            --           0.05%         0.80%                --           0.80%
   Dreyfus Variable Investment
     Fund -- Developing Leaders
     Portfolio -- Initial Shares .......    0.75%            --           0.07%         0.82%                --           0.82%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small Cap Fund --
     Class 2 Shares* ...................    0.51%          0.25%          0.29%         1.05%              0.04%          1.01%(7)
   Templeton Developing Markets
     Securities Fund -- Class 2
     Shares* ...........................    1.25%          0.25%          0.30%         1.80%                --           1.80%
   Templeton Foreign Securities
     Fund -- Class 2 Shares* ...........    0.69%          0.25%          0.22%         1.16%              0.04%          1.12%(8)
   Templeton Global Income
     Securities Fund -- Class 1
     Shares ............................    0.63%            --           0.13%         0.76%                --           0.76%(9)
   Templeton Growth Securities
     Fund -- Class 2 Shares* ...........    0.81%          0.25%          0.07%         1.13%                --           1.13%(10)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares ....................    0.31%            --           0.03%         0.34%                --           0.34%
   Fundamental Value Portfolio .........    0.75%            --           0.02%         0.77%                --           0.77%
JANUS ASPEN SERIES
   Balanced Portfolio -- Service
     Shares* ...........................    0.65%          0.25%          0.02%         0.92%                --           0.92%
   Global Technology Portfolio --
     Service Shares* ...................    0.65%          0.25%          0.20%         1.10%                --           1.10%
   Worldwide Growth Portfolio --
     Service Shares*+ ..................    0.65%          0.25%          0.06%         0.96%                --           0.96%
LORD ABBETT SERIES FUND, INC ...........
   Growth and Income Portfolio .........    0.50%            --           0.35%         0.85%                --           0.85%
   Mid-Cap Value Portfolio .............    0.75%            --           0.33%         1.08%                --           1.08%
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --
     Administrative Class* .............    0.25%          0.15%          0.27%         0.67%              0.01%          0.66%(11)
   Real Return Portfolio --
     Administrative Class* .............    0.25%          0.15%          0.26%         0.66%              0.01%          0.65%(11)
   Total Return Portfolio --
     Administrative Class* .............    0.25%          0.15%          0.26%         0.66%              0.01%          0.65%(12)
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II Shares*  ....    0.65%          0.25%          0.10%         1.00%                --           1.00%
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund
     -- Class IB Shares*+ ..............    0.70%          0.25%          0.86%         1.81%                --           1.81%(13)
   Putnam VT International Equity
     Fund -- Class IB Shares*+ .........    0.77%          0.25%          0.22%         1.24%                --           1.24%(13)
   Putnam VT Small Cap Value Fund
     -- Class IB Shares* ...............    0.80%          0.25%          0.12%         1.17%                --           1.17%(13)


                                                         DISTRIBUTION                                 CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR                     TOTAL ANNUAL       WAIVER          ANNUAL
                                        MANAGEMENT     SERVICE (12b-1)      OTHER        OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE              FEES          EXPENSES       EXPENSES     REIMBURSEMENT     EXPENSES
----------------                        -----------    ----------------    --------    -------------  ----------------  ---------
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC ...........................
   All Cap Fund -- Class I .............    0.85%            --           0.13%         0.98%                --           0.98%
   Investors Fund -- Class I ...........    0.70%            --           0.12%         0.82%                --           0.82%
   Strategic Bond Fund -- Class I ......    0.75%            --           0.28%         1.03%                --           --(25)
   Total Return Fund -- Class I ........    0.80%            --           0.21%         1.01%                --           --(25)
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund --
     Class A Shares ....................    0.45%            --           0.64%         1.09%              0.44%          0.65%(14)
   Small Cap Index Fund -- Class A
     Shares ............................    0.35%            --           0.26%         0.61%              0.16%          0.45%(15)
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio --
     Class A ...........................    0.60%            --           0.08%         0.68%                --           0.68%
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio ....    0.60%            --           0.18%         0.78%                --           0.78%(16)
   Disciplined Mid Cap Stock
     Portfolio .........................    0.70%            --           0.12%         0.82%                --           0.82%(19)
   Equity Income Portfolio .............    0.75%            --           0.12%         0.87%                --           0.87%(19)
   Large Cap Portfolio .................    0.75%            --           0.11%         0.86%                --           0.86%(19)
   Lazard International Stock
     Portfolio .........................    0.83%            --           0.17%         1.00%                --           1.00%(17)
   Merrill Lynch Large Cap Core
     Portfolio .........................    0.80%            --           0.19%         0.99%                --           0.99%(18)
   MFS Emerging Growth Portfolio .......    0.75%            --           0.14%         0.89%                --           0.89%(19)
   MFS Mid Cap Growth Portfolio ........    0.80%            --           0.12%         0.92%                --           0.92%(18)
   Social Awareness Stock Portfolio ....    0.62%            --           0.16%         0.78%                --           0.78%(17)
   Travelers Quality Bond Portfolio ....    0.32%            --           0.11%         0.43%                --           0.43%(20)
   U.S. Government Securities
     Portfolio .........................    0.32%            --           0.10%         0.42%                --           0.42%(17)
TRAVELERS SERIES FUND INC ..............
   AIM Capital Appreciation
     Portfolio .........................    0.80%            --           0.05%         0.85%                --           0.85%
   MFS Total Return Portfolio ..........    0.80%            --           0.02%         0.82%                --           0.82%
   Smith Barney Aggressive Growth
     Portfolio .........................    0.80%            --           0.02%         0.82%                --           0.82%
   Smith Barney International All
     Cap Growth Portfolio+ .............    0.90%            --           0.09%         0.99%                --           0.99%
   Smith Barney Large
     Capitalization Growth
     Portfolio .........................    0.75%            --           0.04%         0.79%                --           0.79%
   Strategic Equity Portfolio ..........    0.80%            --           0.04%         0.84%                --           0.84%
   Van Kampen Enterprise Portfolio .....    0.70%            --           0.10%         0.80%                --           0.80%
VARIABLE INSURANCE PRODUCTS FUND
   VIP Overseas Portfolio --
     Service Class 2* ..................    0.73%          0.25%          0.18%         1.16%                --           --(21)(25)

                                                         DISTRIBUTION                                 CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR                     TOTAL ANNUAL       WAIVER          ANNUAL
                                        MANAGEMENT     SERVICE (12b-1)      OTHER        OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE              FEES          EXPENSES       EXPENSES     REIMBURSEMENT     EXPENSES
----------------                        -----------    ----------------    --------    -------------  ----------------  ---------
VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio --
     Initial Class+ ....................    0.53%            --           0.10%         0.63%                --           --(22)(25)
   Contrafund(R) Portfolio --
     Service Class 2* ..................    0.58%          0.25%          0.10%         0.93%                --           --(23)(25)
VARIABLE INSURANCE PRODUCTS FUND
   III
   Mid Cap Portfolio -- Service
     Class 2* ..........................    0.58%          0.25%          0.12%         0.95%                --           --(24)(25)
                                                                                                                          --


     * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     +    Closed to new investors.

NOTES

(1) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

(2) Fund has a voluntary waiver of 0.40%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

(4) VP Ultra will pay the advisor a unified fee of 1.00% of the first $20 billion of average net assets, and 0.95% of average net assets over $20 billion. Out of that fee, the advisor pays all expenses of managing and operating the fund except for brokerage expenses, taxes, interest, fees and expenses of the independent directors and extraordinary expenses.

(5) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(6) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(7) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(8) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(9)  The Fund administration fee is paid indirectly through the management fee.

(10) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(11) "Other Expenses" reflects a 0.25% administrative fee, the class' pro rata Trustees' fees, and interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

(12) "Other Expenses" reflects a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(13) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.

(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

(15) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(16) Fund has a voluntary waiver of 0.80%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(17) Fund has a voluntary waiver of 1.25%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(18) Fund has a voluntary waiver of 1.00%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(19) Fund has a voluntary waiver of 0.95%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(20) Fund has a voluntary waiver of 0.75%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(21) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Overseas Portfolio -- Service Class 2 would have been 1.12%.

(22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.62%. These offsets may be discontinued at any time.

(23) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.

(24) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(25) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                      VOLUNTARY FEE
                                                                                      WAIVER AND/OR
                                                                                         EXPENSE             NET TOTAL ANNUAL
        FUNDING OPTION                                                                REIMBURSEMENT         OPERATING EXPENSES
        ------------------                                                       ------------------------  ----------------------
        Credit Suisse Trust Emerging Market Portfolio.........................            0.41%                    1.40%
        Strategic Bond Fund -- Class I........................................            0.03%                    1.00%
        Total Return Fund -- Class I..........................................            0.01%                    1.00%
        VIP Overseas Portfolio -- Service Class 2.............................            0.04%                    1.12%
        Asset Manager Portfolio -- Initial Class..............................            0.01%                    0.62%
        Contrafund(R) Portfolio -- Service Class 2............................            0.03%                    0.90%
        Mid Cap Portfolio -- Service Class 2..................................            0.02%                    0.93%
        +  Closed to new investors.


17


                           DESCRIPTION OF THE COMPANY,
                           SEPARATE ACCOUNT AND FUNDS
                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (Fund UL III). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the insurance company other than those arising from the Policies, and the insurance company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-877-942-2654 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

                                                         INVESTMENT                               INVESTMENT
                FUNDS                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund          Travelers Asset Management
                                           normally invests in equity securities      International Company LLC ("TAMIC")
                                           of issuers of any size and in any          Subadviser: Janus Capital Corp.
                                           industry.

Dreyfus Stock Index Fund -- Initial        Seeks to match the total return of the     The Dreyfus Corporation
Shares                                     S&P 500 Index. The Fund normally           Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P       Associates
                                           500 in proportion to their weighting
                                           in the index.

High Yield Bond Trust                      Seeks high current income. The Fund        TAMIC
                                           normally invests in below
                                           investment-grade bonds and debt
                                           securities.

Money Market Portfolio                     Seeks high current return with             TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
    SERIES FUND, INC.
   AllianceBernstein Growth and            Seeks reasonable current income and        Alliance Capital Management L.P.
     Income Portfolio -- Class B           appreciation. The Fund normally            ("Alliance")
                                           invests in dividend-paying common
                                           stocks considered to be good quality.

   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund          Alliance
     Portfolio -- Class B                  normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.
AMERICAN CENTURY VARIABLE PORTFOLIOS,
   INC.
   VP Ultra(R) Fund -- Class I             Seeks long-term capital growth. The       American Century Investment
                                           Fund normally invests in common stocks     Management, Inc.
                                           of growing companies.


                                                         INVESTMENT                               INVESTMENT
                FUNDS                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2           Seeks capital appreciation. The Fund       Capital Research and Management
     Shares                                normally invests in common stocks of       Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund       CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2           Seeks capital appreciation and income.     CRM
     Shares                                The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.

CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging            Seeks long term growth of capital. The     Credit Suisse Asset Management, LLC
     Market Portfolio+                     Fund normally invests in equity            Subadviser: Credit Suisse Asset
                                           securities of companies located in, or     Management Limited
                                           conducting a majority of their
                                           business, in emerging markets.
DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term         Delaware Management Company
     Standard Class                        total return with capital appreciation     ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

   Delaware VIP Small Cap Value            Seeks capital appreciation. The Fund       Delaware
     Series -- Standard Class              normally invests in securities of
                                           small capitalization companies.
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund        Seeks long term capital growth             The Dreyfus Corporation ("Dreyfus")
     -- Appreciation Portfolio --          consistent with the preservation of        Subadviser: Fayez Sarofim & Co.
     Initial Shares                        capital. Current income is a secondary
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund        Seeks to maximize capital                  Dreyfus
     -- Developing Leaders Portfolio       appreciation. The Fund normally
     -- Initial Shares                     invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small Cap Fund -- Class 2      Seeks long-term capital growth. The        Franklin Advisers, Inc.
     Shares                                Fund normally invests in small
                                           capitalization companies.

   Templeton Developing Markets            Seeks long-term capital appreciation.      Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.

   Templeton Foreign Securities Fund       Seeks long-term capital growth. The        Templeton Investment Counsel, LLC
     -- Class 2 Shares                     Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Global Income Securities      Seeks high current income, consistent      Franklin Advisers, Inc.
     Fund -- Class 1 Shares                with preservation of capital. Capital
                                           appreciation is a secondary
                                           consideration. The Fund normally
                                           invests in the debt securities of
                                           governments and their political
                                           subdivisions and agencies,
                                           supranational organizations, and
                                           companies located anywhere in the
                                           world, including emerging markets and
                                           it may invest in high-yield
                                           lower-rated bonds.

   Templeton Growth Securities Fund        Seeks long-term capital growth. The        Templeton Global Advisors Limited
     -- Class 2 Shares                     Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

                                                         INVESTMENT                               INVESTMENT
                FUNDS                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I       Seeks investment results that, before      Travelers Investment Management
     Shares                                expenses, correspond to the price and      Company ("TIMCO")
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Fundamental Value Portfolio             Seeks long-term capital growth.            Smith Barney Fund Management LLC
                                           Current income is a secondary              ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies,
                                           believed to be undervalued.
JANUS ASPEN SERIES
   Balanced Portfolio -- Service           Seeks long term capital growth,            Janus Capital
     Shares                                consistent with preservation of
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.

   Global Technology Portfolio --          Seeks long-term growth of capital. The     Janus Capital
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner        Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.

LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio             Seeks long-term growth of capital and      Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund normally
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.

   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund       Lord Abbett & Co.
                                           normally invests in common stocks of
                                           mid-sized companies believed to be
                                           undervalued.
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --               Seeks maximum total return, consistent     Pacific Investment Management
     Administrative Class                  with preservation of captial and           Company LLC
                                           prudent investment management. The
                                           Fund normally invests in a
                                           diversified portfolio of fixed income
                                           instruments of varying maturities
                                           with an average portfolio duration of
                                           one to three years.

   Real Return Portfolio --                Seeks maximum real return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of real capital and      Company LLC
                                           prudent investment management. The
                                           Fund normally invests in
                                           inflation-indexed bonds of varying
                                           maturities issued by the U.S. and
                                           non-U.S. governments or government
                                           sponsored enterprises.

   Total Return Portfolio --               Seeks maximum total return, consistent     Pacific Investment Management
     Administrative Class                  with preservation of capital and           Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.

PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares          normally invests in the equity
                                           securities of mid-size companies.

                                                         INVESTMENT                               INVESTMENT
                FUNDS                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital. The     Putnam Investment Management
     Class IB Shares+                      Fund normally invests in the common
                                           stocks of U.S. companies believed to
                                           be fast-growing and whose earnings are
                                           likely to increase over time.

   Putnam VT International Equity          Seeks capital appreciation. The Fund       Putnam Investment
     Fund -- Class IB Shares+              normally invests in common stocks of       Management("Putnam")
                                           companies outside the U S.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund       Putnam Investment Management
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.

SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund       Salomon Brothers Asset Management
                                           normally invests in common stocks and      ("SBAM")
                                           their equivalents of companies
                                           believed to be undervalued in the
                                           marketplace.

   Investors Fund -- Class I               Seeks long term growth of capital.         SBAM
                                           Secondarily seeks current income. The
                                           Fund normally invests in common stocks
                                           of established companies.

   Strategic Bond Fund -- Class I          Seeks to maximize total return             SBAM
                                           consistent with the preservation of
                                           capital. The Fund normally invests in
                                           a globally diverse portfolio of
                                           fixed-income securities.

   Total Return Fund -- Class I            Seeks above average income (compared       SBAM
                                           to a portfolio invested entirely in
                                           equity securities). Secondarily seeks
                                           growth of capital and income.  The
                                           Fund normally invests in a broad range
                                           of equity and fixed-income securities
                                           of U.S. and foreign issuers.

SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund -- Class A    Seeks to replicate, before expenses,       Deutsche Asset Management, Inc
     Shares                                the performance of the Morgan Stanley      ("Deutsche")
                                           Capital International EAFE Index,          Subadviser: Northern Trust
                                           which emphasizes stocks of companies       Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.

   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,       Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000        Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes        Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.

SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio -- Class A      Seeks high current return consistent       SBFM
                                           with preservation of capital. The Fund
                                           normally invests in debt securities
                                           issued or guaranteed by the U.S.
                                           government, its agencies or
                                           instrumentalities.

                                                         INVESTMENT                               INVESTMENT
                FUNDS                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital           TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible
                                           securities.

Disciplined Mid Cap Stock Portfolio        Seeks growth of capital. The Fund          TAMIC Subadviser: Travelers
                                           normally invests in the equity             Investment Management Company ("TIMCO")
                                           securities of companies with mid-size
                                           market capitalizations.

   Equity Income Portfolio                 Seeks reasonable income. The Fund          TAMIC
                                           normally invests in equity securities      Subadviser: Fidelity Management &
                                           with a focus on income producing           Research Company ("FMR")
                                           equities.

   Large Cap Portfolio                     Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in the               Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Lazard International Stock              Seeks capital appreciation. The Fund       TAMIC
     Portfolio                             normally invests in equity securities      Subadviser: Lazard Asset Management
                                           of non-U.S. domiciled companies
                                           located in developed markets.

   Merrill Lynch Large Cap Core            Seeks long-term capital growth. The        TAMIC
     Portfolio                             Fund normally invests in a diversified     Subadviser: Merrill Lynch
                                           portfolio of equity securities of          Investment Managers, L.P. ("MLIM")
                                           large cap companies located in the
                                           United States.

MFS Emerging Growth Portfolio              Seeks long term growth of capital.         TAMIC
                                           The Fund normally invests in common        Subadviser: Massachusetts
                                           stock and related securities of            Financial Services ("MFS")
                                           emerging growth companies.

MFS Mid Cap Growth Portfolio               Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in equity            Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.



Social Awareness Stock Portfolio           Seeks long term capital appreciation       SBFM
                                           and retention of net investment
                                           income. The Fund normally invests in
                                           equity securities. The Fund seeks
                                           companies that meet certain
                                           investment criteria and social
                                           criteria.

Travelers Quality Bond Portfolio           Seeks current income and total return      TAMIC
                                           with moderate capital volatility. The
                                           Fund normally invests in
                                           investment-grade bonds and debt
                                           securities.

U.S. Government Securities                 Seeks current income, total return         TAMIC
                                           and Portfolio high credit quality.
                                           The Fund normally invests in
                                           securities issued or guaranteed by
                                           the U.S. Government, its agencies or
                                           instrumentalities.



TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund       Travelers Investment Adviser Inc.
                                           normally invests in common stocks of       ("TIA")
                                           companies that are likely to benefit       Subadviser:  AIM Capital
                                           from new products, services or             Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent      TIA
                                           with the prudent employment of             Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.      SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings.

   Smith Barney International All Cap      Seeks total return on assets from          SBFM
     Growth Portfolio+                     growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.


                                                         INVESTMENT                               INVESTMENT
                FUNDS                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
   Strategic Equity Portfolio              Seeks capital appreciation. The Fund       TIA
                                           normally invests in the equity             Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.

   Van Kampen Enterprise Portfolio         Seeks capital appreciation. The Fund       TIA
                                           normally invests in common stocks of       Subadviser: Van Kampen Asset
                                           growth companies.                          Management Inc.

VARIABLE INSURANCE PRODUCTS FUND
   VIP Overseas Portfolio -- Service       Seeks long-term growth of capital by       FMR
     Class 2                               normally investing at least 80% of its
                                           assets in non-U.S. securities.

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio -- Initial      Seeks high total return with reduced       FMR
     Class+                                risk over the long-term. The Fund
                                           normally invests by allocating assets
                                           among stocks, bonds and short-term
                                           instruments.

   Contrafund(R) Portfolio -- Service      Seeks long term capital appreciation.      FMR
     Class 2                               The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.

VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2    Seeks long term growth of capital. The     FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

--------------
 +     Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account (subject to certain restrictions (see Transfers). We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed

Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

          o the ability for you to make withdrawals and surrenders under the Policies

          o    the ability for you to obtain a loan under the Policies

          o    the Death Benefit paid on the death of the Insured

          o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

          o administration of the various elective options available under the Policies and

          o    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

          o expenses associated with underwriting applications and increases in the Stated Amount

          o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

          o sales and marketing expenses including commission payments to your sales agent and

          o    other costs of doing business.

RISKS we assume include:

          o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and

          o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

          o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                                            SALES EXPENSE CHARGES ON A CURRENT
                                                           BASIS                     SALES EXPENSE CHARGES ON A GUARANTEED BASIS
                                           --------------------------------------    --------------------------------------------
                                             UP TO TARGET         ABOVE TARGET                                    ABOVE TARGET
                  POLICY YEARS                 PREMIUM              PREMIUM           UP TO TARGET PREMIUM           PREMIUM
            --------------------------     -----------------    -----------------    ------------------------    ----------------
                    Years 1-2                    10%                   6%                      12%                     8%
                    Years 3-5                     8%                   4%                      12%                     8%
                    Years 6-7                     8%                  3.5%                     12%                     8%
                    Years 8+                     3.5%                 3.5%                     12%                     8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

          o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction and (3) the current cost per dollar for insurance coverage.

          o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

          o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

          o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

          o MONTHLY SALES EXPENSE CHARGE: A sales expense charge per $1,000 of the lesser of (20 times) the Target Premium and initial base Stated Amount not to exceed the Guaranteed Monthly Sales Expense Charge of $0.10 per $1000 of Stated Amount for the first 20 Policy Years. For purposes of this charge an increase in the Stated Amount is considered a new policy.

          o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (not assessed on Contract Values in the Fixed Account)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.


                                                   M&E CHARGE ON A CURRENT BASIS          M&E CHARGE ON A GUARANTEED BASIS
              POLICY YEARS                                    (ANNUAL)                                (ANNUAL)
-----------------------------------------   -----------------------------------------  ----------------------------------------
                  1-25                                         0.20%                                    0.75%
               YEARS 26+                                       0.05%                                    0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers Corporate Variable Life 2000 is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

        o    Requested Stated Amount (minimum of $50,000)

        o    Death Benefit Option

        o    Beneficiary

        o    Investment Option selections and

        o    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months (subject to state law) prior to the Issue Date for the purpose of preserving a younger Age or other reasons subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

          (1)  10 days after delivery of the Policy to the Policy Owner

          (2)  45 days of completion of the Policy application or


          (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest or

          (4)  later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed by the Company on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

During the Right to Cancel period, we allocate Net Premiums to the Money Market Portfolio unless you purchase a contract in a state that permits us to refund Contract Value. If you purchase the Contract in a state that permits us to refund Contract Value, we will invest your Net Premiums in the Investment Options you select during the Right to Cancel period.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

          o    Assigning the Policy

               The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

          o    Receiving the MATURITY BENEFIT

               If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any: 1. Outstanding loan 2. Monthly Deduction Amount due but not paid and 3. Amount payable to an assignee under a collateral assignment of the Policy.

               Upon maturity, insurance ends and we have no further obligation under the Policy.

          o    Changing or revoking a Beneficiary

               The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

               Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

          o    Decreases in the Stated Amount of Insurance

               You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

               1.   against the most recent increase in the Stated Amount

               2. to other increases in the reverse order in which they occurred and

               3.   to the initial Stated Amount.

               A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          o    Changing the Death Benefit Option

               After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

               If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

               It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

          o Increases in the Stated Amount (requires additional underwriting approval)

               You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability for any increase in Stated Amount since your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

Written requests for changes should be sent to the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028. You can contact us by calling (877) 942-2654. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

          o mailing a check, payable to The Travelers Insurance Company, to: the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028

          o    by direct checking account deductions or

          o    by wire transfer.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required premium is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After the Policy Date and until the applicant's Right to Cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state that allows us to refund Contract Value. If you purchase the Contract in a state that allows us to refund Contract Value, we will place your Net Premium in the Investment Options you select on your application (premium allocation instructions) during the Right to Cancel period.

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract VALUE, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the

Valuation Period just ended. For example, to calculate
Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:                                                    a - c
                                                                      -------
                                                                        b

a is:

          1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

          2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

          3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

b is:

          1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

          2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

          a. Net Premium Payments allocated to the Fixed Account since the preceding day

          b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

          c.   Interest credited to the Fixed Account since the preceding day,

        minus:

          d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

          e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

          f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

          g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

          h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-25 and 4.70% in Policy Years 26 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

          o    the dollar amount you request to transfer;

          o the number of transfers you made within the previous three months;

          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

          o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party. We may, among other things:

          o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

          o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

  TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

  TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any outstanding Policy loans and minus any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the "Annual Increase Option"), the Amount Insured will be equal to (a) plus (b) where: (a) is the Stated Amount of the Policy; and (b) is Premium Payments minus any partial surrenders accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

                  ATTAINED AGE OF
                      INSURED              PERCENTAGE
                ------------------        ---------------
                       0-40                    250
                        45                     215
                        50                     185
                        55                     150
                        60                     130
                        65                     120
                        70                     115
                        75                     105
                       95+                     100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Options 1 and 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).


                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).


                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

        Option 1-2

        Option 2-1

        Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See Assignment.) If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See Contract Value and Cash Surrender Value, for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's CONTRACT VALUE less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See Tax Treatment of Policy Benefits.)

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request in good order.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

                                 LOAN CONDITIONS

          o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

          o The loan request must be at least $500, except where state law requires a different minimum.

          o To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan Amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

          o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears, at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

          o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-25 and 4.70% in years 26 and later.

          o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

          o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

          o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

          o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from.

          o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds payable.

          o If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore all indebtedness.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law), the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

          (1) the Policy was not surrendered for cash and it is before the Maturity date

          (2)  you furnish us with acceptable evidence of insurability

          (3)  you pay all past due Monthly Deduction Amounts

          (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law)

          (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

        o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

        o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

        o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

          o    A definition of a life insurance contract

          o    Diversification requirements for separate account assets

          o Limitations on policy owner's control over the assets in a separate account

          o Guidelines to determine the maximum amount of premium that may be paid into a policy

          o    Limitations on withdrawals from a policy

          o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the Separate Account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets. As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress.

Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

          o    the Contract Value, Stated Amount and Amount Insured

          o    the date and amount of each Premium Payment

          o    the date and amount of each Monthly Deduction

          o the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

          o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

          o    the annualized cost of any Riders purchased under the Policy and

          o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

          o    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

          o    decreases in the Stated Amount of insurance

          o    changing the Death Benefit option

          o    changes to the way your premiums are allocated

          o    changing the Beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa Services, Inc.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                                  DISTRIBUTION

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with the Company, and is also located at One Cityplace, Hartford, CT 06103-3415. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. In addition, Tower Square Securities, Inc., an affiliated broker-dealer of the Company may receive additional incentive payments from the Company and may be compensated by the Company for certain expenses relating to the sale of the policies. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund's assets as compensation for providing distribution and/or shareholder support services for the Fund. From time to time, the Company may also pay or permit other promotional incentives, in cash, credit or other compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 6 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Contract Value in any case whenever:

      (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

      (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable contract.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------
ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday as of the Policy Date.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2, the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary, or if greater, the Minimum Amount Insured.

ANDESA, TPA, INC. -- the third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more contracts connected by a non-arbitrary factor. Every contract issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Policy Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- The Travelers Insurance Company

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- (see Mutual Fund.)

GENERAL ACCOUNT -- An account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- The Travelers Insurance Company.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Corporate Owned Variable Life Insurance 2000, a variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) - shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
--------------------------------------------------------------------------------
       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

                  AGE                                MALE                              FEMALE                          UNISEX
     ------------------------------    ---------------------------------  ----------------------------------    --------------------
                  20                               25.49885                           21.35312                        24.67777
                  21                               26.25533                           22.05852                        25.42278
                  22                               27.04281                           22.79038                        26.19845
                  23                               27.86586                           23.54970                        27.00937
                  24                               28.72917                           24.33773                        27.85695
                  25                               29.63486                           25.15422                        28.74463
                  26                               30.58643                           26.00205                        29.67441
                  27                               31.58335                           26.88113                        30.64690
                  28                               32.62452                           27.79141                        31.66258
                  29                               33.71079                           28.73438                        32.72066
                  30                               34.84316                           29.71150                        33.82174
                  31                               36.02088                           30.72326                        34.96677
                  32                               37.24380                           31.77143                        36.15529
                  33                               38.51130                           32.85823                        37.38654
                  34                               39.82501                           33.98300                        38.66183
                  35                               41.18470                           35.14808                        39.98270
                  36                               42.59063                           36.35310                        41.34755
                  37                               44.04142                           37.59596                        42.75638
                  38                               45.53736                           38.87592                        44.20922
                  39                               47.07884                           40.19069                        45.70492
                  40                               48.66485                           41.53957                        47.24193
                  41                               50.29448                           42.92135                        48.82045
                  42                               51.96862                           44.33684                        50.44101
                  43                               53.68801                           45.78699                        52.10416
                  44                               55.45241                           47.27608                        53.81251
                  45                               57.26368                           48.80417                        55.56579
                  46                               59.12431                           50.37449                        57.36606
                  47                               61.03580                           51.99103                        59.21574
                  48                               63.00258                           53.65371                        61.11856
                  49                               65.02827                           55.36365                        63.07747
                  50                               67.11449                           57.12257                        65.09434
                  51                               69.26320                           58.93024                        67.16829
                  52                               71.47047                           60.78640                        69.29887
                  53                               73.73607                           62.68726                        71.48414
                  54                               76.05516                           64.63067                        73.71929
                  55                               78.42689                           66.61974                        76.00345
                  56                               80.85354                           68.65902                        78.34017
                  57                               83.34160                           70.75893                        80.73560


       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

                  AGE                                MALE                              FEMALE                          UNISEX
     ------------------------------    ---------------------------------  ----------------------------------    --------------------
                  58                              85.90006                            72.93427                        83.20014
                  59                              88.53960                            75.19989                        85.74576
                  60                              91.26869                            77.56483                        88.37912
                  61                              94.09169                            80.03119                        91.10324
                  62                              97.00755                            82.59477                        93.91915
                  63                              100.01297                           85.23864                        96.81869
                  64                              103.10493                           87.94870                        99.79450
                  65                              106.28342                           90.71791                        102.84656
                  66                              109.56101                           93.55528                        105.98510
                  67                              112.96034                           96.48236                        109.23156
                  68                              116.51614                           99.53950                        112.62104
                  69                              120.26554                           102.77254                       116.19089
                  70                              124.23658                           106.21512                       119.96965
                  71                              128.44465                           109.89099                       123.97439
                  72                              132.88796                           113.80393                       128.20151
                  73                              137.54435                           117.93734                       132.63054
                  74                              142.38323                           122.27404                       137.23573
                  75                              147.39278                           126.80803                       142.00609
                  76                              152.58944                           131.55967                       146.95678
                  77                              158.02373                           136.57999                       152.13912
                  78                              163.78802                           141.95257                       157.64536
                  79                              169.99253                           147.77602                       163.58178
                  80                              176.72991                           154.13846                       170.04077


                                   APPENDIX C
--------------------------------------------------------------------------------
                      CASH VALUE ACCUMULATION TEST FACTORS

                  AGE                                MALE                              FEMALE                          UNISEX
     ------------------------------    ---------------------------------  ----------------------------------    --------------------
                    20                                633.148%                          730.543%                       634.793%
                    21                                614.665%                          707.139%                       615.976%
                    22                                596.465%                          684.397%                       597.468%
                    23                                578.511%                          662.302%                       579.276%
                    24                                560.815%                          640.866%                       561.389%
                    25                                543.379%                          620.044%                       543.820%
                    26                                526.258%                          599.844%                       526.602%
                    27                                509.509%                          580.274%                       509.766%
                    28                                493.139%                          561.313%                       493.352%
                    29                                477.198%                          542.942%                       477.377%
                    30                                461.701%                          525.158%                       461.850%
                    31                                446.663%                          507.942%                       446.790%
                    32                                432.102%                          491.271%                       432.212%
                    33                                418.008%                          475.156%                       418.110%
                    34                                404.389%                          459.577%                       404.476%
                    35                                391.242%                          444.539%                       391.322%
                    36                                378.572%                          430.055%                       378.643%
                    37                                366.371%                          416.121%                       366.432%
                    38                                354.629%                          402.741%                       354.688%
                    39                                343.340%                          389.900%                       343.405%
                    40                                332.495%                          377.582%                       332.568%
                    41                                322.076%                          365.761%                       322.159%
                    42                                312.066%                          354.409%                       312.160%
                    43                                302.451%                          343.485%                       302.548%
                    44                                293.213%                          332.973%                       293.311%
                    45                                284.333%                          322.845%                       284.430%
                    46                                275.796%                          313.076%                       275.889%
                    47                                267.583%                          303.657%                       267.670%
                    48                                259.681%                          294.578%                       259.759%
                    49                                252.082%                          285.825%                       252.148%
                    50                                244.777%                          277.388%                       244.833%
                    51                                237.768%                          269.258%                       237.808%
                    52                                231.048%                          261.433%                       231.068%
                    53                                224.616%                          253.903%                       224.616%
                    54                                218.462%                          246.649%                       218.462%
                    55                                212.574%                          239.650%                       212.574%
                    56                                206.935%                          232.883%                       206.935%
                    57                                201.529%                          226.323%                       201.529%
                    58                                196.343%                          219.953%                       196.343%
                    59                                191.366%                          213.770%                       191.366%


                      CASH VALUE ACCUMULATION TEST FACTORS

                  AGE                                MALE                              FEMALE                          UNISEX
     ------------------------------    ---------------------------------  ----------------------------------    --------------------
                    60                                186.595%                          207.782%                       186.595%
                    61                                182.029%                          202.001%                       182.029%
                    62                                177.668%                          196.446%                       177.668%
                    63                                173.510%                          191.127%                       173.510%
                    64                                169.549%                          186.043%                       169.549%
                    65                                165.775%                          181.178%                       165.775%
                    66                                162.175%                          176.510%                       162.175%
                    67                                158.734%                          172.015%                       158.734%
                    68                                155.443%                          167.672%                       155.443%
                    69                                152.296%                          163.479%                       152.296%
                    70                                149.296%                          159.441%                       149.296%
                    71                                146.446%                          155.571%                       146.446%
                    72                                143.754%                          151.890%                       143.754%
                    73                                141.225%                          148.407%                       141.225%
                    74                                138.855%                          145.126%                       138.855%
                    75                                142.252%                          142.252%                       142.252%
                    76                                140.077%                          140.077%                       140.077%
                    77                                138.021%                          138.021%                       138.021%
                    78                                136.067%                          136.067%                       136.067%
                    79                                134.206%                          134.206%                       134.206%
                    80                                132.698%                          132.698%                       132.698%
                    81                                131.020%                          131.020%                       131.020%
                    82                                129.445%                          129.445%                       129.445%
                    83                                127.981%                          127.981%                       127.981%
                    84                                126.623%                          126.623%                       126.623%
                    85                                120.411%                          120.411%                       120.411%
                    86                                119.280%                          119.280%                       119.280%
                    87                                118.211%                          118.211%                       118.211%
                    88                                117.185%                          117.185%                       117.185%
                    89                                116.182%                          116.182%                       116.182%
                    90                                115.177%                          115.177%                       115.177%
                    91                                114.146%                          114.146%                       114.146%
                    92                                113.058%                          113.058%                       113.058%
                    93                                111.887%                          111.887%                       111.887%
                    94                                110.625%                          110.625%                       110.625%
                    95                                109.295%                          109.295%                       109.295%
                    96                                107.982%                          107.982%                       107.982%
                    97                                106.958%                          106.958%                       106.958%
                    98                                106.034%                          106.034%                       106.034%
                    99                                103.603%                          103.603%                       103.603%



To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries, please contact us by writing to Travelers Life & Annuity, P.O. Box 990026, Hartford, CT 06199-0026, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215




                                                                           05/04

                            TRAVELERS LIFE & ANNUITY
              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
                                POLICY PROSPECTUS

                                   MAY 3, 2004

        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

     ISSUED BY: THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL III
                          FOR VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase the Policy, a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM STATED AMOUNT OF $50,000 and a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                          PIONEER VARIABLE CONTRACTS TRUST
Dreyfus Stock Index Fund -- Initial Shares                            Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
High Yield Bond Trust                                              PUTNAM VARIABLE TRUST
Money Market Portfolio                                                Putnam VT Small Cap Value Fund -- Class IB Shares
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.               SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
   AllianceBernstein Growth and Income Portfolio -- Class B(1)        All Cap Fund -- Class I(4)
   AllianceBernstein Premier Growth Portfolio -- Class B(2)           Investors Fund -- Class I
AMERICAN FUNDS INSURANCE SERIES                                       Total Return Fund -- Class I
   Global Growth Fund -- Class 2 Shares                            SCUDDER INVESTMENT VIT FUNDS
   Growth Fund -- Class 2 Shares                                      EAFE(R) Equity Index Fund -- Class A Shares
   Growth-Income Fund -- Class 2 Shares                               Small Cap Index Fund -- Class A Shares
DELAWARE VIP TRUST                                                 SMITH BARNEY INVESTMENT SERIES
   Delaware VIP REIT Series -- Standard Class                         SB Government Portfolio -- Class A(5)
   Delaware VIP Small Cap Value Series -- Standard Class           THE TRAVELERS SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                                      Convertible Securities Portfolio
   Dreyfus Variable Investment Fund -- Appreciation Portfolio --      Disciplined Mid Cap Stock Portfolio
     Initial Shares                                                   Equity Income Portfolio
   Dreyfus Variable Investment Fund -- Developing Leaders             Large Cap Portfolio
     Portfolio -- Initial Shares(3)                                   Lazard International Stock Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                  MFS Emerging Growth Portfolio
   Franklin Small Cap Fund -- Class 2 Shares                          MFS Mid Cap Growth Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares     Social Awareness Stock Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares                Travelers Quality Bond Portfolio
   Templeton Global Income Securities Fund -- Class 1 Shares          U.S. Government Securities Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares              TRAVELERS SERIES FUND INC.
GREENWICH STREET SERIES FUND                                          AIM Capital Appreciation Portfolio
   Equity Index Portfolio -- Class I Shares                           MFS Total Return Portfolio
   Fundamental Value Portfolio                                        Smith Barney Aggressive Growth Portfolio
JANUS ASPEN SERIES                                                    Smith Barney Large Capitalization Growth Portfolio
   Balanced Portfolio -- Service Shares                               Strategic Equity Portfolio(6)
   Global Technology Portfolio -- Service Shares                      Van Kampen Enterprise Portfolio
LORD ABBETT SERIES FUND, INC.                                      VARIABLE INSURANCE PRODUCTS FUND
   Growth and Income Portfolio                                        VIP Overseas Portfolio -- Service Class 2
   Mid-Cap Value Portfolio                                         VARIABLE INSURANCE PRODUCTS FUND II
PIMCO VARIABLE INSURANCE TRUST                                        Contrafund(R) Portfolio -- Service Class 2
   Low Duration Portfolio -- Administrative Class                  VARIABLE INSURANCE PRODUCTS FUND III
   Real Return Portfolio -- Administrative Class                      Mid Cap Portfolio -- Service Class 2
   Total Return Portfolio -- Administrative Class

--------------

(1) Formerly Growth and Income Portfolio -- Class B                (4) Formerly Capital Fund -- Class I
(2) Formerly Premier Growth Portfolio -- Class B                   (5) Formerly Smith Barney Government Portfolio
(3) Formerly Small Cap Portfolio -- Initial Shares                 (6) Formerly Alliance Growth Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS...............................................................           4
Policy Summary ..............................................................................................           4
Principal Policy Benefits....................................................................................           4
Principal Policy Risks.......................................................................................           6
Fund Company Risks...........................................................................................           7
FEE TABLES...................................................................................................           8
Transaction Fees.............................................................................................           8
Periodic Charges other than Fund Operating Expenses..........................................................           9
Charges for Optional Riders..................................................................................          10
Fund Charges and Expenses....................................................................................          10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS.......................................................          15
The Insurance Company........................................................................................          15
The Separate Account and its Investment Options..............................................................          15
The Funds....................................................................................................          15
Voting Rights................................................................................................          21
Conflicts of Interest........................................................................................          21
The Fixed Account............................................................................................          21
POLICY CHARGES AND DEDUCTIONS................................................................................          21
Charges Against Premium......................................................................................          22
Charges Against Contract Value...............................................................................          22
Charges Against the Separate Account.........................................................................          23
Fund Charges.................................................................................................          23
Modification, Reserved Rights, and Other Charges.............................................................          24
POLICY DESCRIPTION...........................................................................................          24
Applying for a Policy........................................................................................          24
Right to Cancel (free look period)...........................................................................          25
When Coverage Begins.........................................................................................          25
Income Tax Free `Section 1035' Exchanges.....................................................................          25
Ownership/Policy Rights......................................................................................          25
PREMIUMS.....................................................................................................          27
Amount, Frequency and Duration of Premium Payments...........................................................          27
Allocation of Premium Payments...............................................................................          27
VALUES UNDER YOUR POLICY.....................................................................................          28
Contract Value...............................................................................................          28
Investment Option Valuation..................................................................................          28
Fixed Account Valuation......................................................................................          29
Loan Account Valuation.......................................................................................          29
TRANSFERS....................................................................................................          30
Transfers of Contract Value..................................................................................          30
Transfer of Contract Value from the Fixed Account to the Investment Options..................................          31
Transfer of Contract Value from the Investment Options to the Fixed Account..................................          31
Dollar Cost Averaging (DCA Program)..........................................................................          31
Portfolio Rebalancing........................................................................................          31

DEATH BENEFIT................................................................................................          31
Death Benefit Examples.......................................................................................          32
Changing the Death Benefit Option............................................................................          33
Paying the Death Benefit and Payment Options.................................................................          33
BENEFITS AT MATURITY.........................................................................................          34
OTHER BENEFITS...............................................................................................          34
Exchange Option..............................................................................................          34
Insured Term Rider...........................................................................................          34
POLICY SURRENDERS............................................................................................          34
Full Surrender...............................................................................................          34
Partial Surrender............................................................................................          35
POLICY LOANS.................................................................................................          35
Loan Conditions..............................................................................................          35
Effects of Loans.............................................................................................          36
LAPSE AND REINSTATEMENT......................................................................................          36
Lapse........................................................................................................          36
Grace Period.................................................................................................          36
Reinstatement................................................................................................          36
FEDERAL TAX CONSIDERATIONS...................................................................................          37
Potential Benefits of Life Insurance.........................................................................          37
Tax Status of the Policy.....................................................................................          38
Tax Treatment of Policy Benefits.............................................................................          38
OTHER TAX CONSIDERATIONS.....................................................................................          41
Insurable Interest...........................................................................................          41
The Company's Income Taxes...................................................................................          41
Alternative Minimum Tax......................................................................................          41
OTHER POLICY INFORMATION.....................................................................................          41
Payment and Suspension of Valuation..........................................................................          41
Policy Statements............................................................................................          41
Limits on Right to Contest and Suicide Exclusion.............................................................          42
Misstatement as to Sex and Age...............................................................................          42
Policy Changes...............................................................................................          42
Distribution.................................................................................................          43
Emergency Procedure..........................................................................................          43
Restrictions on Financial Transactions.......................................................................          43
LEGAL PROCEEDINGS............................................................................................          43
FINANCIAL STATEMENTS.........................................................................................          44
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS................................................         A-1
APPENDIX B: TARGET PREMIUM PER $1,000 OF STATED AMOUNT.......................................................         B-1
APPENDIX C: CASH VALUE ACCUMULATION TEST FACTORS.............................................................         C-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Contract Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   Death Benefit

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death

           o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

             1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total premium payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary: OR

             2.   the Minimum Amount Insured on the Insured's date of death.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

       o   Policy Surrenders (Withdrawals)

           You may withdraw some or all of your money from your Policy (subject to applicable charges and fees).

       o   Policy Loans

           You may borrow against your Policy using your Policy as collateral.

       o   The Investment Options and the Corresponding Funds

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

       o   The Fixed Account

           You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

       o   Flexible Premium Payments

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   Tax-Free Death Benefit

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   Right to Cancel Period

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   Dollar-Cost Averaging

           Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

       o   Portfolio Rebalancing

           This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

       o   Exchange Option

           During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

       o   Personalized Illustrations

           You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

       o   Poor Fund Performance (Investment Risk)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   Tax Risks

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

       o   Policy Lapse

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   Policy Withdrawal Limitations

           The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   Effects of Policy Loans

           A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   Flexible Premium Payments

           Even if you send us your planned premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

       o   Credit Risk

           The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   Policy is not Suited for Short-Term Investment

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

       o   Increase in Current Fees and Expenses

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

             CHARGE               WHEN WE DEDUCT THE CHARGE                       AMOUNT DEDUCTED(1)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Front-End Sales Expense Charges*  Upon receipt of each       Current Charge:               See Chart Below(2)
                                  Premium Payment
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            IN ALL POLICY YEARS:  12% OF
                                                                                           PREMIUM PAYMENTS UP TO THE
                                                                                           TARGET PREMIUM AND 8% ON
                                                                                           PREMIUM PAYMENTS IN EXCESS OF
                                                                                           THE TARGET PREMIUM
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge                  When you fully or          Current Charge:               No charge
                                  partially surrender your
                                  Policy
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge                   When you transfer Cash     Current Charge:               No charge
                                  Value among the
                                  Investment Options
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            UP TO SIX FREE TRANSFERS A
                                                                                           YEAR AND THEN $10 PER
                                                                                           TRANSFER THEREAFTER
                                                             -------------------------------------------------------------

--------------

 * The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

 (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.

 (2)                                SALES EXPENSE CHARGES ON A CURRENT BASIS
                           -----------------------------------------------------
         POLICY YEARS       UP TO TARGET PREMIUM           ABOVE TARGET PREMIUM
       ----------------    -------------------------    ------------------------
            Year 1                  10%                            6.8%
            Year 2                  10%                            6.4%
            Year 3                   8%                            6.0%
            Year 4                   8%                            5.5%
            Year 5                   8%                            4.5%
         Years 6 & 7                 8%                            3.5%
           Years 8+                 3.5%                           3.5%

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1)) Monthly on the Deduction   Current Charge:               Rates per $1000 of Insurance
                                  Day                                                      Risk for the First Year of
                                                                                           Coverage:
                                                                                           Minimum: $0.015319(2)
                                                                                           Maximum: $32.8345(3)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF INSURANCE
                                                                                           RISK FOR FIRST YEAR OF
                                                                                           COVERAGE:
                                                                                           MINIMUM: $0.0884(4)
                                                                                           MAXIMUM: $45.0595(3)
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Rates per $1000 of Insurance
                                                             45 year-old                   Risk for First Year of
                                                             non-smoking male              Coverage:
                                                             (guaranteed issue)            Current: $0.0720
                                                                                           Guaranteed: $0.3950
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense     Monthly on the Deduction   Current Charge:               $5.00
Charges                           Date
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            $10.00
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)  Daily from the unloaned    Current Charge:               0.20% on an annual basis of
Charge                            portion of the Contract                                  the amounts in the Investment
                                  Value                                                    Options for Policy Years 1-25
                                                                                           and 0.05% thereafter
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            0.75% ON AN ANNUAL BASIS FOR
                                                                                           ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Monthly Sales Expense Charge      Monthly for the first      Current Charge:               Rates per $1000 of the
                                  twenty (20) Policy Years                                 greater of 6 times first year
                                  and for 20 Policy Years                                  premium for First Year of
                                  following an increase in                                 Coverage and the lesser of 20
                                  the Stated Amount on the                                 times the Target Premium and
                                  Deduction Date from                                      the initial base Stated
                                  unloaned portion of the                                  Amount not to exceed the
                                  Contract Value                                           Guaranteed Monthly Sales
                                                                                           Expense Charge of $0.10 per
                                                                                           $1000 of Stated Amount.
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                                                                           AMOUNT: $0.10
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(5)           Monthly from the Loan      Current Charge:               0.60% on an annual basis of
                                  Account  (charged in                                     the loan amount for the first
                                  arrears)                                                 ten (10) Policy Years, 0.50%
                                                                                           for Policy Years eleven (11)
                                                                                           through twenty (20), and
                                                                                           0.15% thereafter.
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            1.00% ON AN ANNUAL BASIS OF THE
                                                                                           LOAN AMOUNT FOR ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------

 (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

 (2) Sample charge for a 27-year-old female preferred non-smoker (any underwriting class).

 (3) Sample charge for an 80-year-old male fully underwritten as a smoker Table 10.

 (4) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

 (5) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

             CHARGE               WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Insured Term Rider (2 parts)      Monthly on the Deduction   Current Charge:               Rates per $1000 of Term
Cost of Insurance                 Day                                                      Insurance Risk for the First
                                                                                           Year of Coverage:
                                                                                           Minimum: $0.015319(1)
                                                                                           Maximum: $32.8345(2)
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF TERM
                                                                                           INSURANCE RISK FOR FIRST YEAR
                                                                                           OF COVERAGE:
                                                                                           MINIMUM: $0.0884(3)
                                                                                           MAXIMUM: $45.0595(2)
                                                             -------------------------------------------------------------
                                                             Sample Charge for a           Rates per $1000 of Term
                                                             45 year-old                   Insurance Risk for First Year
                                                             non-smoking male              of Coverage:
                                                             (guaranteed issue)            Current: $0.0720
                                                                                           Guaranteed: $0.3950
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Monthly Sales Load                                           Current Charge:               Rates per $1000 of the
                                                                                           greater of 6 times first year
                                                                                           premium for First Year of
                                                                                           Coverage and the lesser of 20
                                                                                           times the Target Premium and
                                                                                           the initial term stated
                                                                                           amount not to exceed the
                                                                                           Guaranteed Monthly Sales
                                                                                           Expense Charge of $0.01 per
                                                                                           $1000 of Stated Amount.
                                                             -------------------------------------------------------------
                                                             GUARANTEED CHARGE:            RATES PER $1000 OF TERM
                                                                                           INSURANCE RISK FOR FIRST YEAR
                                                                                           OF COVERAGE:
                                                                                           MINIMUM: $0.01
                                                                                           MAXIMUM: $0.01
                                                             -------------------------------------------------------------

--------------

 (1) Sample charge for a 42-year-old female preferred non-smoker (any underwriting class).

 (2) Sample charge for an 80-year-old male fully underwritten as a sub-standard smoker Table 10.

 (3) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).


                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)                    0.27%                          1.81%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE        NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT         EXPENSES
-----------------              --------------  -------------  ----------  ------------  -----------------  ----------------
Capital Appreciation Fund.....      0.75%           --           0.07%       0.82%            --                 0.82%(17)
Dreyfus Stock Index Fund --
Initial Shares................      0.25%           --           0.02%       0.27%            --                 0.27%
High Yield Bond Trust.........      0.52%           --           0.13%       0.65%            --                 0.65%(1)
Money Market Portfolio........      0.32%           --           0.10%       0.42%            --                 0.42%(2)
ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.
   AllianceBernstein Growth
     and Income Portfolio --
     Class B*.................      0.63%          0.25%         0.03%       0.91%           0.08%               0.83%(3)
   AllianceBernstein Premier
     Growth Portfolio --
     Class B*.................      1.00%          0.25%         0.05%       1.30%           0.25%               1.05%(3)
AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund --
     Class 2 Shares*..........      0.66%          0.25%         0.04%       0.95%            --                 0.95%
   Growth Fund -- Class 2
     Shares*..................      0.37%          0.25%         0.02%       0.64%            --                 0.64%
   Growth-Income Fund --
     Class 2 Shares*..........      0.33%          0.25%         0.01%       0.59%            --                 0.59%
CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Market
     Portfolio+...............      1.25%           --           0.56%       1.81%            --                  --(23)
DELAWARE VIP TRUST
   Delaware VIP REIT Series
     -- Standard Class........      0.75%           --           0.11%       0.86%            --                 0.86%(4)
   Delaware VIP Small Cap
     Value Series -- Standard
     Class....................      0.75%           --           0.11%       0.86%            --                 0.86%(5)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio
     -- Initial Shares........      0.75%           --           0.05%       0.80%            --                 0.80%
   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%           --           0.07%       0.82%            --                 0.82%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small Cap Fund --
     Class 2 Shares*..........      0.51%          0.25%         0.29%       1.05%           0.04%               1.01%(6)
   Templeton Developing
     Markets Securities Fund
     -- Class 2 Shares*.......      1.25%          0.25%         0.30%       1.80%            --                 1.80%
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.69%          0.25%         0.22%       1.16%           0.04%               1.12%(7)
   Templeton Global Income
     Securities Fund -- Class
     1 Shares.................      0.63%           --           0.13%       0.76%            --                 0.76%(8)
   Templeton Growth
     Securities Fund -- Class
     2 Shares*................      0.81%          0.25%         0.07%       1.13%            --                 1.13%(9)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares...........      0.31%           --           0.03%       0.34%            --                 0.34%
   Fundamental Value Portfolio      0.75%           --           0.02%       0.77%            --                 0.77%
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares*..........      0.65%          0.25%         0.02%       0.92%            --                 0.92%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE        NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT         EXPENSES
-----------------              --------------  -------------  ----------  ------------  -----------------  ----------------
   Global Technology                0.65%          0.25%         0.20%       1.10%            --                 1.10%
     Portfolio -- Service
     Shares*..................
   Worldwide Growth Portfolio
     -- Service Shares*+......      0.65%          0.25%         0.06%       0.96%            --                 0.96%
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio      0.50%           --           0.35%       0.85%            --                 0.85%
   Mid-Cap Value Portfolio....      0.75%           --           0.33%       1.08%            --                 1.08%
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --
     Administrative Class*....      0.25%          0.15%         0.27%       0.67%           0.01%               0.66%(10)
   Real Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%               0.65%(10)
   Total Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%               0.65%(11)
PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*..................      0.65%          0.25%         0.10%       1.00%            --                 1.00%
PUTNAM VARIABLE TRUST
   Putnam VT International
     Equity Fund -- Class IB
     Shares*+.................      0.77%          0.25%         0.22%       1.24%            --                 1.24%(12)
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.      0.80%          0.25%         0.12%       1.17%            --                 1.17%(12)
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I....      0.85%           --           0.13%       0.98%            --                 0.98%
   Investors Fund -- Class I..      0.70%           --           0.12%       0.82%            --                 0.82%
   Total Return Fund -- Class
     I........................      0.80%           --           0.21%       1.01%            --                  --(23)
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund --
     Class A Shares...........      0.45%           --           0.64%       1.09%           0.44%               0.65%(13)
   Small Cap Index Fund --
     Class A Shares...........      0.35%           --           0.26%       0.61%           0.16%               0.45%(14)
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio --
     Class A..................      0.60%           --           0.08%       0.68%            --                 0.68%
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%           --           0.18%       0.78%            --                 0.78%(15)
   Disciplined Mid Cap Stock
     Portfolio................      0.70%           --           0.12%       0.82%            --                 0.82%(16)
   Equity Income Portfolio....      0.75%           --           0.12%       0.87%            --                 0.87%(16)
   Large Cap Portfolio........      0.75%           --           0.11%       0.86%            --                 0.86%(16)
   Lazard International Stock
     Portfolio................      0.83%           --           0.17%       1.00%            --                 1.00%(17)
   MFS Emerging Growth
     Portfolio................      0.75%           --           0.14%       0.89%            --                 0.89%(16)
   MFS Mid Cap Growth
     Portfolio................      0.80%           --           0.12%       0.92%            --                 0.92%(18)
   Social Awareness Stock
     Portfolio................      0.62%           --           0.16%       0.78%            --                 0.78%(17)
   Travelers Quality Bond
     Portfolio................      0.32%           --           0.11%       0.43%            --                 0.43%(19)
   U.S. Government Securities
     Portfolio................      0.32%           --           0.10%       0.42%            --                 0.42%(17)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE        NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT         EXPENSES
-----------------              --------------  -------------  ----------  ------------  -----------------  ----------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio................      0.80%           --           0.05%       0.85%            --                 0.85%
   MFS Total Return Portfolio.      0.80%           --           0.02%       0.82%            --                 0.82%
   Smith Barney Aggressive
     Growth Portfolio.........      0.80%           --           0.02%       0.82%            --                 0.82%
   Smith Barney Large
     Capitalization Growth
     Portfolio................      0.75%           --           0.04%       0.79%            --                 0.79%
   Strategic Equity Portfolio.      0.80%           --           0.04%       0.84%            --                 0.84%
   Van Kampen Enterprise
     Portfolio................      0.70%           --           0.10%       0.80%            --                 0.80%
VARIABLE INSURANCE PRODUCTS
   FUND
   VIP Overseas Portfolio --
     Service Class 2*.........      0.73%          0.25%         0.18%       1.16%            --                  --(20)(23)
VARIABLE INSURANCE PRODUCTS
   FUND II
   Contrafund(R) Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.10%       0.93%            --                  --(21)(23)
VARIABLE INSURANCE PRODUCTS
   FUND III
   Mid Cap Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.12%       0.95%            --                  --(22)(23)

--------------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

 +     Closed to new investors.


NOTES

 (1) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

 (2) Fund has a voluntary waiver of 0.40%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

 (4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

 (5) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

 (6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

 (7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

 (8) The Fund administration fee is paid indirectly through the management fee.

 (9) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (10) "Other Expenses" reflects a 0.25% administrative fee, the class' pro rata Trustees' fees, and interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

 (11) "Other Expenses" reflects a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (12) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.

 (13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

 (14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

 (15) Fund has a voluntary waiver of 0.80%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (16) Fund has a voluntary waiver of 0.95%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (17) Fund has a voluntary waiver of 1.25%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (18) Fund has a voluntary waiver of 1.00%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (19) Fund has a voluntary waiver of 0.75%. Other Expense include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

 (20) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Overseas Portfolio -- Service Class 2 would have been 1.12%.

 (21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.

 (22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

 (23) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                             VOLUNTARY FEE
                                                                             WAIVER AND/OR
                                                                                EXPENSE              NET TOTAL ANNUAL
       FUNDING OPTION                                                        REIMBURSEMENT          OPERATING EXPENSES
       ----------------                                                  ----------------------    ----------------------
       Credit Suisse Trust Emerging Market Portfolio                             0.41%                     1.40%
       Total Return Fund -- Class I                                              0.01%                     1.00%
       VIP Overseas Portfolio -- Service Class 2                                 0.04%                     1.12%
       Contrafund(R) Portfolio -- Service Class 2                                0.03%                     0.90%
       Mid Cap Portfolio -- Service Class 2                                      0.02%                     0.93%

                  DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT
                                    AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (Fund UL III). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the insurance company other than those arising from the Policies, and the insurance company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-877-942-2654 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
CAPITAL APPRECIATION FUND                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.

DREYFUS STOCK INDEX FUND -- INITIAL        Seeks to match the total return of the      The Dreyfus Corporation
   SHARES                                  S&P 500 Index. The Fund normally            Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P        Associates
                                           500 in proportion to their weighting
                                           in the index.

HIGH YIELD BOND TRUST                      Seeks high current income. The Fund         TAMIC
                                           normally invests in below
                                           investment-grade bonds and debt
                                           securities.

MONEY MARKET PORTFOLIO                     Seeks high current return with              TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.
ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.

   AllianceBernstein Growth and            Seeks reasonable current income and         Alliance Capital Management L.P.
     Income Portfolio -- Class B           appreciation. The Fund normally             ("Alliance")
                                           invests in dividend-paying common
                                           stocks considered to be good quality.

   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund           Alliance
     Portfolio -- Class B                  normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.
AMERICAN FUNDS INSURANCE SERIES

   Global Growth Fund -- Class 2           Seeks capital appreciation. The Fund        Capital Research and Management
     Shares                                normally invests in common stocks of        Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Growth-Income Fund -- Class 2           Seeks capital appreciation and income.      CRM
     Shares                                The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
CREDIT SUISSE TRUST

   Credit Suisse Trust Emerging            Seeks long term growth of capital. The      Credit Suisse Asset Management,
     Market Portfolio+                     Fund normally invests in equity             LLC
                                           securities of companies located in, or      Subadviser: Credit Suisse Asset
                                           conducting a majority of their              Management Limited
                                           business, in emerging markets.
DELAWARE VIP TRUST

   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

   Delaware VIP Small Cap Value            Seeks capital appreciation. The Fund        Delaware
     Series -- Standard Class              normally invests in securities of
                                           small capitalization companies.
DREYFUS VARIABLE INVESTMENT FUND

   Dreyfus Variable Investment Fund        Seeks long term capital growth              The Dreyfus Corporation
     -- Appreciation Portfolio --          consistent with the preservation of         ("Dreyfus")
     Initial Shares                        capital. Current income is a secondary      Subadviser: Fayez Sarofim & Co.
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund        Seeks to maximize capital                   Dreyfus
     -- Developing Leaders Portfolio       appreciation. The Fund normally
     -- Initial Shares                     invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST

   Franklin Small Cap Fund --              Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Class 2 Shares                        Fund normally invests in small
                                           capitalization companies.

   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.

   Templeton Foreign Securities Fund       Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     -- Class 2 Shares                     Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Global Income Securities      Seeks high current income, consistent       Franklin Advisers, Inc.
     Fund -- Class 1 Shares                with preservation of capital. Capital
                                           appreciation is a secondary
                                           consideration. The Fund normally
                                           invests in the debt securities of
                                           governments and their political
                                           subdivisions and agencies,
                                           supranational organizations, and
                                           companies located anywhere in the
                                           world, including emerging markets and
                                           it may invest in high-yield
                                           lower-rated bonds.

   Templeton Growth Securities Fund        Seeks long-term capital growth. The         Templeton Global Advisors Limited
     -- Class 2 Shares                     Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.
GREENWICH STREET SERIES FUND

   Equity Index Portfolio -- Class I       Seeks investment results that, before       TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Fundamental Value Portfolio             Seeks long-term capital growth.             Smith Barney Fund Management LLC
                                           Current income is a secondary               ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies,
                                           believed to be undervalued.
JANUS ASPEN SERIES

   Balanced Portfolio -- Service           Seeks long term capital growth,             Janus Capital
     Shares                                consistent with preservation of
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.

   Global Technology Portfolio --          Seeks long-term growth of capital. The      Janus Capital
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner         Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.

LORD ABBETT SERIES FUND, INC.

   Growth and Income Portfolio             Seeks long-term growth of capital and       Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund normally
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.

   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                           normally invests in common stocks of
                                           mid-sized companies believed to be
                                           undervalued.
PIMCO VARIABLE INSURANCE TRUST

   Low Duration Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of captial and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in a
                                           diversified portfolio of fixed income
                                           instruments of varying maturities
                                           with an average portfolio duration of
                                           one to three years.

   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management. The
                                           Fund normally invests in
                                           inflation-indexed bonds of varying
                                           maturities issued by the U.S. and
                                           non-U.S. governments or government
                                           sponsored enterprises.

   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.
PIONEER VARIABLE CONTRACTS TRUST

   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund        Pioneer Investment Management,
     Portfolio -- Class II Shares          normally invests in the equity              Inc.
                                           securities of mid-size companies.
PUTNAM VARIABLE TRUST

   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+              normally invests in common stocks of        ("Putnam")
                                           companies outside the U S.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.

   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
                                           normally invests in common stocks and       ("SBAM")
                                           their equivalents of companies
                                           believed to be undervalued in the
                                           marketplace.

   Investors Fund -- Class I               Seeks long term growth of capital.          SBAM
                                           Secondarily seeks current income. The
                                           Fund normally invests in common stocks
                                           of established companies.

   Total Return Fund -- Class I            Seeks above average income (compared        SBAM
                                           to a portfolio invested entirely in
                                           equity securities). Secondarily seeks
                                           growth of capital and income.  The
                                           Fund normally invests in a broad range
                                           of equity and fixed-income securities
                                           of U.S. and foreign issuers.
SCUDDER INVESTMENT VIT FUNDS

   EAFE(R) Equity Index Fund -- Class A    Seeks to replicate, before expenses,        Deutsche Asset Management, Inc
     Shares                                the performance of the Morgan Stanley       ("Deutsche")
                                           Capital International EAFE Index,           Subadviser: Northern Trust
                                           which emphasizes stocks of companies        Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.

   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,        Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000         Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes         Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.
SMITH BARNEY INVESTMENT SERIES

   SB Government Portfolio -- Class A      Seeks high current return consistent        SBFM
                                           with preservation of capital. The Fund
                                           normally invests in debt securities
                                           issued or guaranteed by the U.S.
                                           government, its agencies or
                                           instrumentalities.
THE TRAVELERS SERIES TRUST

   Convertible                             Securities Portfolio Seeks current          TAMIC
                                           income and capital appreciation.
                                           The Fund normally invests in
                                           convertible securities.

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: Travelers Investment
                                           securities of companies with mid-size       Management Company ("TIMCO")
                                           market capitalizations.

   Equity Income Portfolio                 Seeks reasonable income. The Fund           TAMIC
                                           normally invests in equity securities       Subadviser: Fidelity Management &
                                           with a focus on income producing            Research Company ("FMR")
                                           equities.

   Large Cap Portfolio                     Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in the                Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Lazard International Stock              Seeks capital appreciation. The Fund        TAMIC
     Portfolio                             normally invests in equity securities       Subadviser: Lazard Asset
                                           of non-U.S. domiciled companies             Management
                                           located in developed markets.

   MFS                                     Emerging Growth Portfolio Seeks long        TAMIC
                                           term growth of capital. The Fund            Subadviser: Massachusetts
                                           normally invests in common stock            Financial Services ("MFS")
                                           and related securities of emerging
                                           growth companies.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.

   Social Awareness Stock Portfolio        Seeks long term capital appreciation        SBFM
                                           and retention of net investment income.
                                           The Fund normally invests in equity
                                           securities. The Fund seeks companies
                                           that meet certain investment criteria
                                           and social criteria.

   Travelers Quality Bond Portfolio        Seeks current income and total return       TAMIC
                                           with moderate capital volatility. The
                                           Fund normally invests in investment-
                                           grade bonds and debt securities.

   U.S. Government Securities              Seeks current income, total return and      TAMIC
     Portfolio                             high credit quality. The Fund normally
                                           invests in securities issued or
                                           guaranteed by the U.S. Government, its
                                           agencies or instrumentalities.
TRAVELERS SERIES FUND INC.

   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                           normally invests in common stocks of        ("TIA")
                                           companies that are likely to benefit        Subadviser:  AIM Capital
                                           from new products, services or              Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.       SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The      SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund        TIA
                                           normally invests in the equity              Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.

   Van Kampen Enterprise Portfolio         Seeks capital appreciation. The Fund        TIA
                                           normally invests in common stocks of        Subadviser: Van Kampen Asset
                                           growth companies.                           Management Inc.
VARIABLE INSURANCE PRODUCTS FUND

   VIP Overseas Portfolio -- Service       Seeks long-term growth of capital by        FMR
     Class 2                               normally investing at least 80% of its
                                           assets in non-U.S. securities.
VARIABLE INSURANCE PRODUCTS FUND II

   Contrafund(R) Portfolio -- Service      Seeks long term capital appreciation.       FMR
     Class 2                               The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III

   Mid Cap Portfolio -- Service Class 2    Seeks long term growth of capital. The      FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

--------------

 +     Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account (subject to certain restrictions (see Transfers). We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

       o the ability for you to make withdrawals and surrenders under the Policies

       o   the ability for you to obtain a loan under the Policies

       o   the Death Benefit paid on the death of the Insured

       o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

       o administration of the various elective options available under the Policies and

       o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

       o expenses associated with underwriting applications and increases in the Stated Amount

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

       o sales and marketing expenses including commission payments to your sales agent and

       o   other costs of doing business.

RISKS we assume include:

       o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and

       o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

       o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                                               SALES EXPENSE CHARGES ON A           SALES EXPENSE CHARGES ON A
                                                     CURRENT BASIS                       GUARANTEED BASIS
                                            ---------------------------------    ---------------------------------
                                             UP TO TARGET      ABOVE TARGET       UP TO TARGET      ABOVE TARGET
                    POLICY YEARS               PREMIUM           PREMIUM            PREMIUM            PREMIUM
               ------------------------     ---------------   ---------------    ---------------    --------------
                       Year 1                    10%               6.8%               12%                8%
                       Year 2                    10%               6.4%               12%                8%
                        Year 3                    8%               6.0%               12%                8%
                       Year 4                     8%               5.5%               12%                8%
                       Year 5                     8%               4.5%               12%                8%
                     Years 6 & 7                  8%               3.5%               12%                8%
                      Years 8+                   3.5%              3.5%               12%                8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the

Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

       o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction and (3) the current cost per dollar for insurance coverage.

       o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

       o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

       o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10.00 per month.

       o MONTHLY SALES EXPENSE CHARGE: A sales expense charge of $0.10 per $1,000 of the greater of 6 times first year premium for First Year Coverage and the lessor of 20 times the Target Premium and the initial base Stated Amount not to exceed the Guaranteed Monthly Charge of $0.10 per thousand. For purposes of this charge, this segment increase in Stated Amount is considered a new policy.

       o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (not assessed on Contract Values in the Fixed Account)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                                 M&E CHARGE ON A CURRENT BASIS                 M&E CHARGE ON A GUARANTEED
           POLICY YEARS                                    (ANNUAL)                                  BASIS (ANNUAL)
          ---------------                      ----------------------------------           ---------------------------------
               1-25                                          0.20%                                       0.75%
            YEARS 26+                                        0.05%                                       0.75%

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

       o   Requested Stated Amount (minimum of $50,000)

       o   Death Benefit Option

       o   Beneficiary

       o   Investment Option selections and

       o   Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

       (1)   10 days after delivery of the Policy to the Policy Owner or

       (2)   45 days of completion of the Policy application or

       (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest or

       (4)   later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed by the Company on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

During the Right to Cancel period, we allocate Net Premiums to the Money Market Portfolio unless you purchase a contract in a state that permits us to refund Contract Value. If you purchase the Contract in a state that permits us to refund Contract Value, we will invest your Net Premiums in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age or other reasons subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

       o   Assigning the Policy

           The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

       o   Receiving the MATURITY BENEFIT

           If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

             1. Outstanding loan;

             2. Monthly Deduction Amount due but not paid; and

             3. Amount payable to an assignee under a collateral assignment of the Policy.

           Upon maturity, insurance ends and we have no further obligation under the Policy.

       o   Changing or revoking a Beneficiary

           The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

           Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

       o   Decreases in the Stated Amount of Insurance

           You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

             1. against the most recent increase in the Stated Amount

             2. to other increases in the reverse order in which they occurred
                and

             3. to the initial Stated Amount.

           A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

       o   Changing the Death Benefit Option

           After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

           If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

           It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

       o Increases in the Stated Amount (requires additional underwriting approval)

           You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability for any increase in Stated Amount since your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

Written requests for changes should be sent to the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028. You can contact us by calling (877) 942-2654. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

       o mailing a check, payable to The Travelers Insurance Company, to: the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990026, Hartford, CT 06199-0026

       o   by direct checking account deductions or

       o   by wire transfer.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans. If the required premium is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After the Policy Date and until the applicant's Right to Cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state that allows us to refund Contract Value. If you purchase the Contract in a state that allows us to refund Contract Value, we will place your Net Premium in the Investment Options you select on your application (premium allocation instructions) during the Right to Cancel period.

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the following equation:     a    - c
                                                                                               -------
                                                                                                  b

a is:

       1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

       2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

       3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and
b is:

       1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

       2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

       a. Net Premium Payments allocated to the Fixed Account since the preceding day;

       b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day;

       c.    Interest credited to the Fixed Account since the preceding day;

       minus:

       d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day;

       e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day;

       f. Any transfer charges that have been deducted from the Fixed Account since the preceding day;

       g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day;

       h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the amount of the loan from the Investment Options pro-rata to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20 and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of the CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any amount payable to an assignee under a collateral assignment of the Policy and Outstanding Loans.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the "Annual Increase Option"), the Amount insured will be equal to (a) plus
(b) where: (a) is the Stated mount of the Policy and (B) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrender accumulated at the interest rate shown on the Policy, or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

                    ATTAINED AGE OF
                        INSURED                      PERCENTAGE
               ---------------------------      ----------------------
                          0-40                           250
                           45                            215
                           50                            185
                           55                            150
                           60                            130
                           65                            120
                           70                            115
                           75                            105
                          95+                            100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Options 1 and 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

       Option 1-2

       Option 2-1

       Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See Contract Value and Cash Surrender Value for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See Tax Treatment of Policy Benefits.)

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request in good order.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

                                 LOAN CONDITIONS

       o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

       o The loan request must be at least $500, except where state law requires a different minimum.

       o To secure the loan, we transfer an amount equal to the loan from the Investment Options pro-rata to the Loan Account. Loan Amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

       o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears, at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

       o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

       o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

       o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

       o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

       o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from.

       o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds payable.

       o If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore all indebtedness.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

       (1) the Policy was not surrendered for cash and it is before the Maturity date;

       (2) you furnish us with acceptable evidence of insurability;

       (3) you pay all past due Monthly Deduction Amounts;

       (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

       (5) you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

       o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

       o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

       o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

       o   A definition of a life insurance contract

       o   Diversification requirements for separate account assets

       o Limitations on policy owner's control over the assets in a separate account

       o Guidelines to determine the maximum amount of premium that may be paid into a policy

       o   Limitations on withdrawals from a policy

       o Qualification testing for all life insurance policies that have cash value features

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the Separate Account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets. As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

       o   the Contract Value, Stated Amount and Amount Insured

       o   the date and amount of each Premium Payment

       o   the date and amount of each Monthly Deduction

       o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

       o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

       o   the annualized cost of any Riders purchased under the Policy and

       o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

       o    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

       o    decreases in the Stated Amount of insurance

       o    changing the Death Benefit option

       o    changes to the way your premiums are allocated

       o    changing the Beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa Services, Inc.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of such Policy changes.

                                  DISTRIBUTION

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with both insurance companies, and is also located at One Cityplace, Hartford, CT 06103-3415. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. In addition, Tower Square Securities, Inc., an affiliated broker-dealer of the Company may receive additional incentive payments from the Company and may be compensated by the Company for certain expenses relating to the sale of the policies. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund's assets as compensation for providing distribution and/or shareholder support services for the Fund. From time to time, the Company may also pay or permit other promotional incentives, in cash, credit or other compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 6 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Contract Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to 6 months when policy values are being withdrawn from the Fixed Account.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York

Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable contract.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary, or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Rd., Suite 401, Allentown, PA, 18104.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more contracts connected by a non-arbitrary factor. Every contract issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- The Travelers Insurance Company.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- An account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- The Travelers Insurance Company.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III, a variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

WE, US, OUR -- The Travelers Insurance Company.

YOU, YOUR - the owner(s) of this policy.

                                   APPENDIX B

--------------------------------------------------------------------------------

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
            STANDARD AND PREFERRED SMOKER AND NON-SMOKER (CONTINUED)

                 AGE                       MALE                      FEMALE                     UNISEX
           -----------------      -----------------------    -----------------------    -----------------------
                  56                     80.85354                   68.65902                   78.34017
                  57                     83.34160                   70.75893                   80.73560
                  58                     85.90006                   72.93427                   83.20014
                  59                     88.53960                   75.19989                   85.74576
                  60                     91.26869                   77.56483                   88.37912
                  61                     94.09169                   80.03119                   91.10324
                  62                     97.00755                   82.59477                   93.91915
                  63                    100.01297                   85.23864                   96.81869
                  64                    103.10493                   87.94870                   99.79450
                  65                    106.28342                   90.71791                  102.84656
                  66                    109.56101                   93.55528                  105.98510
                  67                    112.96034                   96.48236                  109.23156
                  68                    116.51614                   99.53950                  112.62104
                  69                    120.26554                  102.77254                  116.19089
                  70                    124.23658                  106.21512                  119.96965
                  71                    128.44465                  109.89099                  123.97439
                  72                    132.88796                  113.80393                  128.20151
                  73                    137.54435                  117.93734                  132.63054
                  74                    142.38323                  122.27404                  137.23573
                  75                    147.39278                  126.80803                  142.00609
                  76                    152.58944                  131.55967                  146.95678
                  77                    158.02373                  136.57999                  152.13912
                  78                    163.78802                  141.95257                  157.64536
                  79                    169.99253                  147.77602                  163.58178
                  80                    176.72991                  154.13846                  170.04077

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

             ATTAINED AGE                  MALE                      FEMALE                     UNISEX
           -----------------      -----------------------     ----------------------    -----------------------
                  20                     633.148%                   730.543%                   634.793%
                  21                     614.665%                   707.139%                   615.976%
                  22                     596.465%                   684.397%                   597.468%
                  23                     578.511%                   662.302%                   579.276%
                  24                     560.815%                   640.866%                   561.389%
                  25                     543.379%                   620.044%                   543.820%
                  26                     526.258%                   599.844%                   526.602%
                  27                     509.509%                   580.274%                   509.766%
                  28                     493.139%                   561.313%                   493.352%
                  29                     477.198%                   542.942%                   477.377%
                  30                     461.701%                   525.158%                   461.850%
                  31                     446.663%                   507.942%                   446.790%
                  32                     432.102%                   491.271%                   432.212%
                  33                     418.008%                   475.156%                   418.110%
                  34                     404.389%                   459.577%                   404.476%
                  35                     391.242%                   444.539%                   391.322%
                  36                     378.572%                   430.055%                   378.643%
                  37                     366.371%                   416.121%                   366.432%
                  38                     354.629%                   402.741%                   354.688%
                  39                     343.340%                   389.900%                   343.405%
                  40                     332.495%                   377.582%                   332.568%
                  41                     322.076%                   365.761%                   322.159%
                  42                     312.066%                   354.409%                   312.160%
                  43                     302.451%                   343.485%                   302.548%
                  44                     293.213%                   332.973%                   293.311%
                  45                     284.333%                   322.845%                   284.430%
                  46                     275.796%                   313.076%                   275.889%
                  47                     267.583%                   303.657%                   267.670%
                  48                     259.681%                   294.578%                   259.759%
                  49                     252.082%                   285.825%                   252.148%
                  50                     244.777%                   277.388%                   244.833%
                  51                     237.768%                   269.258%                   237.808%
                  52                     231.048%                   261.433%                   231.068%
                  53                     224.616%                   253.903%                   224.616%
                  54                     218.462%                   246.649%                   218.462%
                  55                     212.574%                   239.650%                   212.574%
                  56                     206.935%                   232.883%                   206.935%
                  57                     201.529%                   226.323%                   201.529%
                  58                     196.343%                   219.953%                   196.343%
                  59                     191.366%                   213.770%                   191.366%
                  60                     186.595%                   207.782%                   186.595%
                  61                     182.029%                   202.001%                   182.029%

               ATTAINED AGE                     MALE                          FEMALE                        UNISEX
            -------------------       --------------------------     --------------------------    --------------------------
                    62                        177.668%                       196.446%                      177.668%
                    63                        173.510%                       191.127%                      173.510%
                    64                        169.549%                       186.043%                      169.549%
                    65                        165.775%                       181.178%                      165.775%
                    66                        162.175%                       176.510%                      162.175%
                    67                        158.734%                       172.015%                      158.734%
                    68                        155.443%                       167.672%                      155.443%
                    69                        152.296%                       163.479%                      152.296%
                    70                        149.296%                       159.441%                      149.296%
                    71                        146.446%                       155.571%                      146.446%
                    72                        143.754%                       151.890%                      143.754%
                    73                        141.225%                       148.407%                      141.225%
                    74                        138.855%                       145.126%                      138.855%
                    75                        142.252%                       142.252%                      142.252%
                    76                        140.077%                       140.077%                      140.077%
                    77                        138.021%                       138.021%                      138.021%
                    78                        136.067%                       136.067%                      136.067%
                    79                        134.206%                       134.206%                      134.206%
                    80                        132.698%                       132.698%                      132.698%
                    81                        131.020%                       131.020%                      131.020%
                    82                        129.445%                       129.445%                      129.445%
                    83                        127.981%                       127.981%                      127.981%
                    84                        126.623%                       126.623%                      126.623%
                    85                        120.411%                       120.411%                      120.411%
                    86                        119.280%                       119.280%                      119.280%
                    87                        118.211%                       118.211%                      118.211%
                    88                        117.185%                       117.185%                      117.185%
                    89                        116.182%                       116.182%                      116.182%
                    90                        115.177%                       115.177%                      115.177%
                    91                        114.146%                       114.146%                      114.146%
                    92                        113.058%                       113.058%                      113.058%
                    93                        111.887%                       111.887%                      111.887%
                    94                        110.625%                       110.625%                      110.625%
                    95                        109.295%                       109.295%                      109.295%
                    96                        107.982%                       107.982%                      107.982%
                    97                        106.958%                       106.958%                      106.958%
                    98                        106.034%                       106.034%                      106.034%
                    99                        103.603%                       103.603%                      103.603%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215



                                                                           05/04

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                        TRAVELERS CORPORATE VARIABLE LIFE
                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                        TRAVELERS CORPORATE BENEFIT LIFE
              TRAVELERS LIFE & ANNUITY CORPORATE VARIABLE LIFE III
                    TRAVELERS LIFE & ANNUITY CORPORATE SELECT


                   PART B" STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)


                                      DATED


                                   MAY 3, 2004


                                       FOR


              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and The Travelers Insurance Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 3, 2004 ("the Contract"). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-877-942-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION AND HISTORY...........................................     3
   The Depositor..........................................................     3
   State Regulation.......................................................     3
   The Registrant.........................................................     3
   Registration Statement.................................................     3
   The Custodian..........................................................     3
UNDERWRITING AND SERVICE AGREEMENTS.......................................     3
   Distribution and Principal Underwriting Agreement......................     3
   Compensation...........................................................     4
   Distribution and Service Fees (12b-1 fees) ............................     4
VALUATION OF ASSETS.......................................................     4
   Investment Options.....................................................     4
   The Contract Value.....................................................     5
   Accumulation Unit Value................................................     5
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES.............................     5
   Special Purchase Plans.................................................     5
   Underwriting Procedures................................................     5
   Increases and Decreases in Stated Amount...............................     5
RESTRICTIONS ON FINANCIAL TRANSACTIONS....................................     6
INDEPENDENT AUDITORS......................................................     6
FINANCIAL STATEMENTS .....................................................     6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One CityPlace, Hartford, Connecticut 06103-3415, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary Citigroup Insurance Holding Corporation which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (Fund UL III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.


                       UNDERWRITING AND SERVICE AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS


----------------------------------------------------------------------------------------------------------------------
                                     UNDERWRITING COMMISSIONS PAID TO TDLLC BY THE        AMOUNT OF UNDERWRITING
               YEAR                                     COMPANY                        COMMISSIONS RETAINED BY TDLLC
----------------------------------------------------------------------------------------------------------------------
               2003                                     $2,272                                      $0
----------------------------------------------------------------------------------------------------------------------
               2002                                     $2,672                                      $0
----------------------------------------------------------------------------------------------------------------------
               2001                                     $2,889                                      $0
----------------------------------------------------------------------------------------------------------------------


The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, may vary depending on the selling and other agreementS in place.To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

DISTRIBUTION AND SERVICE FEES (12b-1 FEES). Certain of the Funds have adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which allows a fund to pay fees (12b-1 fees) to those who sell and distribute fund shares out of fund assets. Some of the Funds pay the Company and/or TDLLC 12b-1 fees for certain distribution and shareholders support services incurred in the performance of the Company and/or TDLLC's obligations under agreements with the Funds. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) of up to 0.50% of average Fund assets. For more information on the 12b-1 fees that Funds may pay, please see the Fund prospectus and the Contract prospectus. In addition, the Advisers for certain Funds may use its management fee revenues, as well as its past profits or other resources as permitted by regulatory rules, to make payments for distribution services to TDLLC, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

       (a) = investment income plus capital gains and losses (whether realized or unrealized);

       (b) = any deduction for applicable taxes (presently zero); and

       (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to freeze a Policy Owner's account and refuse to pay any request for transfers, withdrawals, surrenders, loan or death benefit until instructions are received from the appropriate regulators.

                              INDEPENDENT AUDITORS

The financial statements of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2003, and for each of the years in the two-year period ended December 31, 2003, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2003, financial statements and schedules refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

                              FINANCIAL STATEMENTS

The financial statements of the Travelers Insurance Company and The Travelers Fund UL III for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the separate accounts.

ANNUAL REPORT
DECEMBER 31, 2003














                           THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE










   [TRAVELERS LOGO]

   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Cityplace
   Hartford, CT  06103

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 2003


                                               CAPITAL       DREYFUS STOCK
                                             APPRECIATION      INDEX FUND       HIGH YIELD       MONEY MARKET
                                                 FUND       - INITIAL SHARES    BOND TRUST        PORTFOLIO
                                            --------------   --------------   --------------   ---------------
Assets:
   Investments at market value:              $ 24,284,524     $ 11,735,414     $ 29,899,207     $ 135,690,362

   Receivables:
      Dividends ........................                -                -                -            34,961
                                            --------------   --------------   --------------   ---------------
         Total Assets ..................       24,284,524       11,735,414       29,899,207       135,725,323
                                            --------------   --------------   --------------   ---------------


LIABILITIES:
   Payables:
      Insurance charges ................              799              324              856             4,054
                                            --------------   --------------   --------------   ---------------
         Total Liabilities .............              799              324              856             4,054
                                            --------------   --------------   --------------   ---------------

NET ASSETS:                                  $ 24,283,725     $ 11,735,090     $ 29,898,351     $ 135,721,269
                                            ==============   ==============   ==============   ===============



                        See Notes to Financial Statements
                                       -1-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2003


                                    ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                                    GROWTH AND INCOME        PREMIER GROWTH          VP ULTRA FUND -        GLOBAL GROWTH FUND -
                                    PORTFOLIO -CLASS B     PORTFOLIO - CLASS B          CLASS I               CLASS 2 SHARES
                                   -------------------     -------------------       ---------------        --------------------
Assets:
   Investments at market value:         $ 216,099             $ 10,612,747             $ 5,663,026              $ 4,180,647

   Receivables:
      Dividends .................               -                        -                       -                        -
                                    --------------           --------------            ------------             ------------
         Total Assets ...........         216,099               10,612,747               5,663,026                4,180,647
                                    --------------           --------------            ------------             ------------


LIABILITIES:
   Payables:
      Insurance charges .........               6                      290                     153                      114
                                    --------------           --------------            ------------             ------------
         Total Liabilities ......               6                      290                     153                      114
                                    --------------           --------------            ------------             ------------

NET ASSETS:                             $ 216,093             $ 10,612,457             $ 5,662,873              $ 4,180,533
                                    ==============           ==============            ============             ============


                        See Notes to Financial Statements
                                       -2-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                           DREYFUS VIF
                                                            DELAWARE VIP REIT      DREYFUS VIF          DEVELOPING LEADERS
 GROWTH FUND -     GROWTH-INCOME FUND -  EMERGING MARKETS   SERIES - STANDARD  APPRECIATION PORTFOLIO   PORTFOLIO - INITIAL
CLASS 2 SHARES        CLASS 2 SHARES        PORTFOLIO             CLASS           - INITIAL SHARES            SHARES
--------------     --------------------  ----------------   -----------------  ----------------------   -------------------
  $ 14,000,862          $ 6,695,345        $ 5,683,495        $ 19,803,960          $ 8,771,540              $ 20,400,927


             -                    -                  -                   -                    -                         -
---------------       --------------      -------------      --------------        -------------            --------------

    14,000,862            6,695,345          5,683,495          19,803,960            8,771,540                20,400,927
---------------       --------------      -------------      --------------        -------------            --------------




           407                  210                178                 540                  270                       546
---------------       --------------      -------------      --------------        -------------            --------------

           407                  210                178                 540                  270                       546
---------------       --------------      -------------      --------------        -------------            --------------

  $ 14,000,455          $ 6,695,135        $ 5,683,317        $ 19,803,420          $ 8,771,270              $ 20,400,381
===============       ==============      =============      ==============        =============            ==============


                        See Notes to Financial Statements
                                       -3-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                              TEMPLETON DEVELOPING      TEMPLETON FOREIGN
                                         FRANKLIN SMALL CAP    MARKETS SECURITIES    SECURITIES FUND - CLASS  EQUITY INDEX PORTFOLIO
                                       FUND - CLASS 2 SHARES  FUND - CLASS 2 SHARES         2 SHARES            - CLASS I SHARES
                                       ---------------------  ---------------------  -----------------------  ----------------------
Assets:
   Investments at market value:               $ 11,094,302              $ 383,771              $ 1,301,070           $ 63,485,983

   Receivables:
      Dividends ....................                     -                      -                        -                      -
                                         ------------------   --------------------   ----------------------   --------------------
         Total Assets ..............            11,094,302                383,771                1,301,070             63,485,983
                                         ------------------   --------------------   ----------------------   --------------------


LIABILITIES:
   Payables:
      Insurance charges ............                   282                     10                       38                  1,764
                                         ------------------   --------------------   ----------------------   --------------------
      Total Liabilities ............                   282                     10                       38                  1,764
                                         ------------------   --------------------   ----------------------   --------------------

NET ASSETS:                                   $ 11,094,020              $ 383,761              $ 1,301,032           $ 63,484,219
                                         ==================   ====================   ======================   ====================


                        See Notes to Financial Statements
                                       -4-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          GLOBAL TECHNOLOGY    WORLDWIDE GROWTH
FUNDAMENTAL VALUE  BALANCED PORTFOLIO -  PORTFOLIO - SERVICE  PORTFOLIO - SERVICE  GROWTH AND INCOME     MID-CAP VALUE
    PORTFOLIO         SERVICE SHARES            SHARES              SHARES             PORTFOLIO           PORTFOLIO
-----------------  --------------------  -------------------  -------------------  -----------------     -------------
   $ 3,720,269          $ 10,628,775           $ 860,861         $ 6,100,135           $ 35,050           $ 31,159


             -                     -                   -                   -                  -                  -
  -------------        --------------         -----------        ------------        -----------         ----------

     3,720,269            10,628,775             860,861           6,100,135             35,050             31,159
  -------------        --------------         -----------        ------------        -----------         ----------




           112                   285                  24                 155                  2                  2
  -------------        --------------         -----------        ------------        -----------         ----------

           112                   285                  24                 155                  2                  2
  -------------        --------------         -----------        ------------        -----------         ----------

   $ 3,720,157          $ 10,628,490           $ 860,837         $ 6,099,980           $ 35,048           $ 31,157
  =============        ==============         ===========        ============        ===========         ==========


                        See Notes to Financial Statements
                                       -5-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2003

                                                                                        PIONEER MID CAP       PUTNAM VT DISCOVERY
                                  REAL RETURN PORTFOLIO -  TOTAL RETURN PORTFOLIO -   VALUE VCT PORTFOLIO -   GROWTH FUND - CLASS
                                  ADMINISTRATIVE CLASS     ADMINISTRATIVE CLASS         CLASS II SHARES             IB SHARES
                                  ----------------------   ------------------------   ---------------------   --------------------
Assets:
   Investments at market value:               $ 245,470               $ 75,256,295             $ 1,082,543              $ 342,311

   Receivables:
      Dividends ................                      -                          -                       -                      -
                                  ----------------------   ------------------------   ---------------------   --------------------
         Total Assets ..........                245,470                 75,256,295               1,082,543                342,311
                                  ----------------------   ------------------------   ---------------------   --------------------


LIABILITIES:
Payables:
   Insurance charges ...........                      9                      2,111                      32                     11
                                  ----------------------   ------------------------   ---------------------   --------------------
      Total Liabilities ........                      9                      2,111                      32                     11
                                  ----------------------   ------------------------   ---------------------   --------------------

NET ASSETS:                                   $ 245,461               $ 75,254,184             $ 1,082,511              $ 342,300
                                  ======================   ========================   =====================   ====================


                        See Notes to Financial Statements
                                       -6-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003


     PUTNAM VT
INTERNATIONAL EQUITY   PUTNAM VT SMALL CAP
  FUND - CLASS IB          VALUE FUND -        ALL CAP FUND -     INVESTORS FUND -    STRATEGIC BOND       TOTAL RETURN
       SHARES            CLASS IB SHARES          CLASS I             CLASS I         FUND - CLASS I      FUND - CLASS I
-------------------    ------------------   ------------------   -----------------   -----------------   -----------------
      $ 13,878,335          $ 13,895,576          $ 5,797,496        $ 21,353,068         $ 4,098,278           $ 321,236


                 -                     -                    -                   -                   -                   -
-------------------    ------------------   ------------------   -----------------   -----------------   -----------------

        13,878,335            13,895,576            5,797,496          21,353,068           4,098,278             321,236
-------------------    ------------------   ------------------   -----------------   -----------------   -----------------




               389                   424                  181                 606                 210                   9
-------------------    ------------------   ------------------   -----------------   -----------------   -----------------

               389                   424                  181                 606                 210                   9
-------------------    ------------------   ------------------   -----------------   -----------------   -----------------

      $ 13,877,946          $ 13,895,152          $ 5,797,315        $ 21,352,462         $ 4,098,068           $ 321,227
===================    ==================   ==================   =================   =================   =================


                        See Notes to Financial Statements
                                       -7-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2003


                                     SCUDDER VIT EAFE(R)    SCUDDER VIT SMALL
                                     EQUITY INDEX FUND -     CAP INDEX FUND -      CONVERTIBLE SECURITIES     DISCIPLINED MID CAP
                                       CLASS A SHARES        CLASS A SHARES               PORTFOLIO             STOCK PORTFOLIO
                                    --------------------   ---------------------   ----------------------   -----------------------
Assets:
   Investments at market value:             $ 9,056,150            $ 18,941,849              $ 2,700,676              $ 18,747,920

   Receivables:
      Dividends ..................                    -                       -                        -                         -
                                    --------------------   ---------------------   ----------------------   -----------------------
         Total Assets ............            9,056,150              18,941,849                2,700,676                18,747,920
                                    --------------------   ---------------------   ----------------------   -----------------------

LIABILITIES:
   Payables:
      Insurance charges ..........                  252                     548                       76                       490
                                    --------------------   ---------------------   ----------------------   -----------------------
         Total Liabilities .......                  252                     548                       76                       490
                                    --------------------   ---------------------   ----------------------   -----------------------

NET ASSETS:                                 $ 9,055,898            $ 18,941,301              $ 2,700,600              $ 18,747,430
                                    ====================   =====================   ======================   =======================


                        See Notes to Financial Statements
                                       -8-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003


  EQUITY INCOME                            LAZARD INTERNATIONAL    MERRILL LYNCH LARGE    MFS EMERGING      MFS MID CAP GROWTH
    PORTFOLIO         LARGE CAP PORTFOLIO    STOCK PORTFOLIO        CAP CORE PORTFOLIO  GROWTH PORTFOLIO         PORTFOLIO
------------------    -------------------  --------------------    -------------------  -----------------   -------------------
     $ 31,403,468          $ 20,690,906          $ 9,391,780               $ 831,824        $ 13,305,511          $ 10,361,520


                -                     -                    -                       -                   -                     -
------------------    ------------------   ------------------      ------------------   -----------------   -------------------

       31,403,468            20,690,906            9,391,780                 831,824          13,305,511            10,361,520
------------------    ------------------   ------------------      ------------------   -----------------   -------------------




              896                   617                  287                      23                 425                   301
------------------    ------------------   ------------------      ------------------   -----------------   -------------------

              896                   617                  287                      23                 425                   301
------------------    ------------------   ------------------      ------------------   -----------------   -------------------

     $ 31,402,572          $ 20,690,289          $ 9,391,493               $ 831,801        $ 13,305,086          $ 10,361,219
==================    ==================   ==================      ==================   =================   ===================


                        See Notes to Financial Statements
                                       -9-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2003


                                        SOCIAL AWARENESS        TRAVELERS QUALITY        U.S. GOVERNMENT           AIM CAPITAL
                                        STOCK PORTFOLIO           BOND PORTFOLIO       SECURITIES PORTFOLIO   APPRECIATION PORTFOLIO
                                      ---------------------   ----------------------   ---------------------  ----------------------
Assets:
   Investments at market value:                $ 1,293,254             $ 29,191,827            $ 24,195,017           $ 8,351,166

   Receivables:
      Dividends .....................                    -                        -                       -                     -
                                      ---------------------   ----------------------   ---------------------   -------------------
         Total Assets ...............            1,293,254               29,191,827              24,195,017             8,351,166
                                      ---------------------   ----------------------   ---------------------   -------------------

LIABILITIES:
   Payables:
      Insurance charges .............                   35                      881                     804                   258
                                      ---------------------   ----------------------   ---------------------   -------------------
         Total Liabilities ..........                   35                      881                     804                   258
                                      ---------------------   ----------------------   ---------------------   -------------------

NET ASSETS:                                    $ 1,293,219             $ 29,190,946            $ 24,194,213           $ 8,350,908
                                      =====================   ======================   =====================   ===================


                        See Notes to Financial Statements
                                      -10-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003


                        SMITH BARNEY           SMITH BARNEY        SMITH BARNEY LARGE
 MFS TOTAL RETURN     AGGRESSIVE GROWTH    INTERNATIONAL ALL CAP  CAPITALIZATION GROWTH   STRATEGIC EQUITY           VAN KAMPEN
    PORTFOLIO             PORTFOLIO           GROWTH PORTFOLIO         PORTFOLIO              PORTFOLIO         ENTERPRISE PORTFOLIO
-------------------  --------------------  ---------------------  ---------------------  --------------------   --------------------
      $ 28,345,113           $ 1,156,942              $ 934,272            $ 5,001,404           $ 8,149,461            $ 1,747,520


                 -                     -                      -                      -                     -                      -
-------------------  --------------------  ---------------------  ---------------------  --------------------   --------------------

        28,345,113             1,156,942                934,272              5,001,404             8,149,461              1,747,520
-------------------  --------------------  ---------------------  ---------------------  --------------------   --------------------




               818                    34                     53                    143                   249                     49
-------------------  --------------------  ---------------------  ---------------------  --------------------   --------------------

               818                    34                     53                    143                   249                     49
-------------------  --------------------  ---------------------  ---------------------  --------------------   --------------------

      $ 28,344,295           $ 1,156,908              $ 934,219            $ 5,001,261           $ 8,149,212            $ 1,747,471
===================  ====================  =====================  =====================  ====================   ====================


                        See Notes to Financial Statements
                                      -11-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2003


                                          ASSET MANAGER          CONTRAFUND(R)
                                            PORTFOLIO -       PORTFOLIO - SERVICE      MID CAP PORTFOLIO -
                                          INITIAL CLASS             CLASS 2              SERVICE CLASS 2             COMBINED
                                       --------------------   ---------------------   ----------------------   --------------------
Assets:
   Investments at market value:                $ 2,659,929             $ 5,009,943              $ 4,081,076          $ 787,098,666

   Receivables:
      Dividends .....................                    -                       -                        -                 34,961
                                       --------------------   ---------------------   ----------------------   --------------------
         Total Assets ...............            2,659,929               5,009,943                4,081,076            787,133,627
                                       --------------------   ---------------------   ----------------------   --------------------

LIABILITIES:
   Payables:
      Insurance charges .............                   95                     134                      114                 22,985
                                       --------------------   ---------------------   ----------------------   --------------------
         Total Liabilities ..........                   95                     134                      114                 22,985
                                       --------------------   ---------------------   ----------------------   --------------------

NET ASSETS:                                    $ 2,659,834             $ 5,009,809              $ 4,080,962          $ 787,110,642
                                       ====================   =====================   ======================   ====================


                        See Notes to Financial Statements
                                      -12-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                           CAPITAL          DREYFUS STOCK
                                                         APPRECIATION        INDEX FUND -      HIGH YIELD BOND       MONEY MARKET
                                                             FUND           INITIAL SHARES          TRUST              PORTFOLIO
                                                      ------------------  ------------------  -----------------   ------------------
INVESTMENT INCOME:
   Dividends .......................................        $    11,125         $   125,927        $ 2,027,122          $ 1,065,748
                                                      ------------------  ------------------  -----------------   ------------------

EXPENSES:
   Insurance charges ...............................             57,798              17,049             48,450              320,818
                                                      ------------------  ------------------  -----------------   ------------------
      Net investment income (loss) .................            (46,673)            108,878          1,978,672              744,930
                                                      ------------------  ------------------  -----------------   ------------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ...................                  -                   -                  -                    -
      Realized gain (loss) on sale of investments ..         (2,803,339)            301,390            171,104                    -
                                                      ------------------  ------------------  -----------------   ------------------

         Realized gain (loss) ......................         (2,803,339)            301,390            171,104                    -
                                                      ------------------  ------------------  -----------------   ------------------

      Change in unrealized gain (loss)
         on investments ............................          7,919,776           1,837,807          3,430,650                    -
                                                      ------------------  ------------------  -----------------   ------------------


   Net increase (decrease) in net assets
      resulting from operations ....................        $ 5,069,764         $ 2,248,075        $ 5,580,426          $   744,930
                                                      ==================  ==================  =================   ==================


                        See Notes to Financial Statements
                                      -13-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                          ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                          GROWTH AND INCOME     PREMIER GROWTH                       GLOBAL GROWTH
                                                             PORTFOLIO -         PORTFOLIO -      VP ULTRA FUND -        FUND -
                                                               CLASS B              CLASS B           CLASS I        CLASS 2 SHARES
                                                          ------------------  ------------------  ----------------  ----------------
INVESTMENT INCOME:
   Dividends ............................................          $    930         $         -         $       -         $  12,539
                                                          ------------------  ------------------  ----------------  ----------------

EXPENSES:
   Insurance charges ....................................               271              14,717             8,098             6,156
                                                          ------------------  ------------------  ----------------  ----------------
         Net investment income (loss) ...................               659             (14,717)           (8,098)            6,383
                                                          ------------------  ------------------  ----------------  ----------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ........................                 -                   -                 -                 -
      Realized gain (loss) on sale of investments .......            11,553              49,824          (107,643)           (2,319)
                                                          ------------------  ------------------  ----------------  ----------------

         Realized gain (loss) ...........................            11,553              49,824          (107,643)           (2,319)
                                                          ------------------  ------------------  ----------------  ----------------

      Change in unrealized gain (loss)
         on investments .................................            29,756           1,581,687           998,074           889,830
                                                          ------------------  ------------------  ----------------  ----------------

Net increase (decrease) in net assets
   resulting from operations ............................          $ 41,968         $ 1,616,794         $ 882,333         $ 893,894
                                                          ==================  ==================  ================  ================


                        See Notes to Financial Statements
                                      -14-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                          DREYFUS VIF           DREYFUS VIF
                         GROWTH-INCOME                           DELAWARE VIP REIT        APPRECIATION       DEVELOPING LEADERS
   GROWTH FUND -        FUND - CLASS 2      EMERGING MARKETS     SERIES - STANDARD    PORTFOLIO - INITIAL    PORTFOLIO - INITIAL
  CLASS 2 SHARES            SHARES             PORTFOLIO               CLASS                 SHARES                SHARES
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------
       $    12,915          $    55,490          $         -           $   302,272           $   108,863            $     5,306
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------


            18,885                8,568                7,985                27,566                15,257                 30,659
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------

            (5,970)              46,922               (7,985)              274,706                93,606                (25,353)
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------



                 -                    -                    -                92,803                     -                      -
            55,199               (2,819)              (1,778)              173,916              (208,921)              (246,002)
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------

            55,199               (2,819)              (1,778)              266,719              (208,921)              (246,002)
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------


         2,602,096            1,154,930            1,263,963             3,796,532             1,421,531              4,670,261
-------------------    -----------------   ------------------   -------------------   -------------------   --------------------



       $ 2,651,325          $ 1,199,033          $ 1,254,200           $ 4,337,957           $ 1,306,216            $ 4,398,906
===================    =================   ==================   ===================   ===================   ====================


                        See Notes to Financial Statements
                                      -15-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                             TEMPLETON
                                                                             DEVELOPING
                                                                               MARKETS
                                                        FRANKLIN SMALL        SECURITIES     TEMPLETON FOREIGN     EQUITY INDEX
                                                          CAP FUND -         FUND - CLASS     SECURITIES FUND       PORTFOLIO -
                                                        CLASS 2 SHARES         2 SHARES      - CLASS 2 SHARES      CLASS I SHARES
                                                       -----------------   ----------------  -----------------   ------------------
INVESTMENT INCOME:
   Dividends ........................................       $         -           $      -          $  12,542         $    729,568
                                                       -----------------   ----------------  -----------------   ------------------
EXPENSES:
   Insurance charges ................................            12,695                177              1,627              108,367
                                                       -----------------   ----------------  -----------------   ------------------
         Net investment income (loss) ...............           (12,695)              (177)            10,915              621,201
                                                       -----------------   ----------------  -----------------   ------------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ....................                 -                  -                  -                    -
      Realized gain (loss) on sale of investments ...          (174,299)             5,255              9,235           (2,376,475)
                                                       -----------------   ----------------  -----------------   ------------------
         Realized gain (loss) .......................          (174,299)             5,255              9,235           (2,376,475)
                                                       -----------------   ----------------  -----------------   ------------------
      Change in unrealized gain (loss)
         on investments .............................         2,414,118             39,810            238,742           14,177,036
                                                       -----------------   ----------------  -----------------   ------------------

Net increase (decrease) in net assets
   resulting from operations ........................       $ 2,227,124           $ 44,888          $ 258,892         $ 12,421,762
                                                       =================   ================  =================   ==================


                        See Notes to Financial Statements
                                      -16-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                            GLOBAL TECHNOLOGY     WORLDWIDE GROWTH
FUNDAMENTAL VALUE    BALANCED PORTFOLIO -      PORTFOLIO -          PORTFOLIO -         GROWTH AND INCOME     MID-CAP VALUE
   PORTFOLIO           SERVICE SHARES        SERVICE SHARES        SERVICE SHARES           PORTFOLIO           PORTFOLIO
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------
       $  19,012             $   179,395           $       -             $    41,095             $   211            $   145
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------


           4,978                  19,059                 993                  10,188                  52                 40
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------

          14,034                 160,336                (993)                 30,907                 159                105
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------



               -                       -                   -                       -                   -                299
         (20,630)                 66,818              57,404                (309,133)                652                 10
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------

         (20,630)                 66,818              57,404                (309,133)                652                309
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------


         752,714               1,064,850             135,423               1,395,075               2,885              2,054
-----------------    --------------------   -----------------   ---------------------   -----------------   ----------------



       $ 746,118             $ 1,292,004           $ 191,834             $ 1,116,849             $ 3,696            $ 2,468
=================    ====================   =================   =====================   =================   ================


                        See Notes to Financial Statements
                                      -17-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                        REAL RETURN         TOTAL RETURN       PIONEER MID CAP        PUTNAM VT
                                                         PORTFOLIO -         PORTFOLIO -          VALUE VCT           DISCOVERY
                                                       ADMINISTRATIVE      ADMINISTRATIVE         PORTFOLIO -       GROWTH FUND -
                                                           CLASS                CLASS           CLASS II SHARES    CLASS IB SHARES
                                                      ----------------   -------------------   -----------------   ---------------
INVESTMENT INCOME:
   Dividends ........................................         $   474           $ 1,592,788           $     945          $      -
                                                      ----------------   -------------------   -----------------   ---------------
EXPENSES:
   Insurance charges ................................             177               124,004                 781               335
                                                      ----------------   -------------------   -----------------   ---------------
         Net investment income (loss) ...............             297             1,468,784                 164              (335)
                                                      ----------------   -------------------   -----------------   ---------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ....................           5,679               582,717                   -                 -
      Realized gain (loss) on sale of investments ...             515               135,670              10,627            17,899
                                                      ----------------   -------------------   -----------------   ---------------
         Realized gain (loss) .......................           6,194               718,387              10,627            17,899
                                                      ----------------   -------------------   -----------------   ---------------
      Change in unrealized gain (loss)
         on investments .............................           1,908               267,878             128,876            14,772
                                                      ----------------   -------------------   -----------------   ---------------


Net increase (decrease) in net assets
   resulting from operations ........................         $ 8,399           $ 2,455,049           $ 139,667          $ 32,336
                                                      ================   ===================   =================   ===============


                        See Notes to Financial Statements
                                      -18-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


   PUTNAM VT
 INTERNATIONAL         PUTNAM VT SMALL
  EQUITY FUND -        CAP VALUE FUND -     ALL CAP FUND -      INVESTORS FUND -       STRATEGIC BOND       TOTAL RETURN FUND -
 CLASS IB SHARES       CLASS IB SHARES         CLASS I               CLASS I           FUND - CLASS I            CLASS I
------------------    ------------------   -----------------   -------------------   -------------------   --------------------
      $    50,961           $    23,055         $    11,931           $   262,314             $ 214,580               $  4,939
------------------    ------------------   -----------------   -------------------   -------------------   --------------------


           18,723                22,885               8,666                31,022                14,016                    743
------------------    ------------------   -----------------   -------------------   -------------------   --------------------

           32,238                   170               3,265               231,292               200,564                  4,196
------------------    ------------------   -----------------   -------------------   -------------------   --------------------



                -                     -                   -                     -                89,982                  3,717
          399,878               (52,381)           (177,776)             (276,351)               79,127                 26,932
------------------    ------------------   -----------------   -------------------   -------------------   --------------------

          399,878               (52,381)           (177,776)             (276,351)              169,109                 30,649
------------------    ------------------   -----------------   -------------------   -------------------   --------------------


        2,425,271             3,783,155           1,390,100             4,305,373                50,678                 27,844
------------------    ------------------   -----------------   -------------------   -------------------   --------------------



      $ 2,857,387           $ 3,730,944         $ 1,215,589           $ 4,260,314             $ 420,351               $ 62,689
==================    ==================   =================   ===================   ===================   ====================


                        See Notes to Financial Statements
                                      -19-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                      SCUDDER VIT EAFE(R)  SCUDDER VIT SMALL     CONVERTIBLE          DISCIPLINED
                                                      EQUITY INDEX FUND -  CAP INDEX FUND -      SECURITIES          MID CAP STOCK
                                                        CLASS A SHARES      CLASS A SHARES        PORTFOLIO            PORTFOLIO
                                                      ------------------   -----------------   -----------------   -----------------
INVESTMENT INCOME:
   Dividends ........................................       $   211,648         $    92,860           $  74,868         $    48,182
                                                      ------------------   -----------------   -----------------   -----------------
EXPENSES:
   Insurance charges ................................            15,430              24,204               4,142              25,882
                                                      ------------------   -----------------   -----------------   -----------------
         Net investment income (loss) ...............           196,218              68,656              70,726              22,300
                                                      ------------------   -----------------   -----------------   -----------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ....................                 -                   -                   -                   -
      Realized gain (loss) on sale of investments ...          (944,041)           (159,033)             31,307             (14,894)
                                                      ------------------   -----------------   -----------------   -----------------
         Realized gain (loss) .......................          (944,041)           (159,033)             31,307             (14,894)
                                                      ------------------   -----------------   -----------------   -----------------
      Change in unrealized gain (loss)
         on investments .............................         2,534,806           4,501,536             380,331           3,907,258
                                                      ------------------   -----------------   -----------------   -----------------

Net increase (decrease) in net assets
   resulting from operations ........................       $ 1,786,983         $ 4,411,159           $ 482,364         $ 3,914,664
                                                      ==================   =================   =================   =================


                        See Notes to Financial Statements
                                      -20-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


  EQUITY INCOME                              LAZARD INTERNATIONAL    MERRILL LYNCH LARGE       MFS EMERGING       MFS MID CAP GROWTH
    PORTFOLIO          LARGE CAP PORTFOLIO     STOCK PORTFOLIO        CAP CORE PORTFOLIO     GROWTH PORTFOLIO         PORTFOLIO
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------
       $   250,860            $    73,365            $   148,448               $   5,178           $         -          $         -
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------


            51,924                 34,497                 17,269                   1,519                25,626               13,119
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------

           198,936                 38,868                131,179                   3,659               (25,626)             (13,119)
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------



                 -                      -                      -                       -                     -                    -
          (286,940)              (956,354)            (1,098,492)                (86,605)           (2,010,826)          (1,011,404)
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------

          (286,940)              (956,354)            (1,098,492)                (86,605)           (2,010,826)          (1,011,404)
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------


         6,280,571              4,319,826              2,845,759                 227,346             4,712,887            2,942,950
-------------------    -------------------   --------------------   ---------------------   -------------------   ------------------



       $ 6,192,567            $ 3,402,340            $ 1,878,446               $ 144,400           $ 2,676,435          $ 1,918,427
===================    ===================   ====================   =====================   ===================   ==================


                        See Notes to Financial Statements
                                      -21-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                       AIM CAPITAL
                                                        SOCIAL AWARENESS   TRAVELERS QUALITY    U.S. GOVERNMENT       APPRECIATION
                                                        STOCK PORTFOLIO      BOND PORTFOLIO   SECURITIES PORTFOLIO      PORTFOLIO
                                                        ----------------   -----------------  --------------------  ----------------
INVESTMENT INCOME:
   Dividends .........................................        $   6,248         $ 1,395,569          $ 1,231,952        $         -
                                                        ----------------   -----------------   ------------------   ----------------
EXPENSES:
   Insurance charges .................................            1,418              62,530               60,766             14,566
                                                        ----------------   -----------------   ------------------   ----------------
         Net investment income (loss) ................            4,830           1,333,039            1,171,186            (14,566)
                                                        ----------------   -----------------   ------------------   ----------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution .....................                -              60,114              412,196                  -
      Realized gain (loss) on sale of investments ....          (24,177)             47,865              237,132         (1,159,180)
                                                        ----------------   -----------------   ------------------   ----------------
         Realized gain (loss) ........................          (24,177)            107,979              649,328         (1,159,180)
                                                        ----------------   -----------------   ------------------   ----------------
      Change in unrealized gain (loss)
         on investments ..............................          215,890             310,614           (1,343,596)         2,723,145
                                                        ----------------   -----------------   ------------------   ----------------

Net increase (decrease) in net assets
   resulting from operations .........................        $ 196,543         $ 1,751,632          $   476,918        $ 1,549,399
                                                        ================   =================   ==================   ================


                        See Notes to Financial Statements
                                      -22-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                         SMITH BARNEY          SMITH BARNEY
                       SMITH BARNEY      INTERNATIONAL            LARGE
MFS TOTAL RETURN        AGGRESSIVE       ALL CAP GROWTH       CAPITALIZATION     STRATEGIC EQUITY        VAN KAMPEN
   PORTFOLIO         GROWTH PORTFOLIO       PORTFOLIO        GROWTH PORTFOLIO       PORTFOLIO       ENTERPRISE PORTFOLIO
-----------------    ----------------   -----------------   ------------------   -----------------  --------------------
       $ 599,009           $       -           $   8,588          $       883         $         -            $   2,408
-----------------    ----------------   -----------------   ------------------   -----------------   ------------------


          47,273               1,740               3,692                5,854              18,085                2,430
-----------------    ----------------   -----------------   ------------------   -----------------   ------------------

         551,736              (1,740)              4,896               (4,971)            (18,085)                 (22)
-----------------    ----------------   -----------------   ------------------   -----------------   ------------------



               -                   -                   -                    -                   -                    -
        (207,260)             27,793            (446,489)              55,815          (1,331,375)            (287,335)
-----------------    ----------------   -----------------   ------------------   -----------------   ------------------

        (207,260)             27,793            (446,489)              55,815          (1,331,375)            (287,335)
-----------------    ----------------   -----------------   ------------------   -----------------   ------------------


       3,173,453             204,747             641,331            1,005,983           3,565,960              559,198
-----------------    ----------------   -----------------   ------------------   -----------------   ------------------



     $ 3,517,929           $ 230,800           $ 199,738          $ 1,056,827         $ 2,216,500            $ 271,841
=================    ================   =================   ==================   =================   ==================


                        See Notes to Financial Statements
                                      -23-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                       ASSET MANAGER      CONTRAFUND(R)        MID CAP
                                                        PORTFOLIO -        PORTFOLIO -       PORTFOLIO -
                                                       INITIAL CLASS     SERVICE CLASS 2    SERVICE CLASS 2        COMBINED
                                                      ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
   Dividends ........................................       $  62,934            $ 8,074            $ 6,499       $ 11,099,765
                                                      ----------------   ----------------   ----------------   ----------------
EXPENSES:
   Insurance charges ................................           8,622              6,989              5,471          1,414,853
                                                      ----------------   ----------------   ----------------   ----------------
         Net investment income (loss) ...............          54,312              1,085              1,028          9,684,912
                                                      ----------------   ----------------   ----------------   ----------------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ....................               -                  -                  -          1,247,507
      Realized gain (loss) on sale of investments ...         (38,260)            53,417            (75,529)       (14,871,723)
                                                      ----------------   ----------------   ----------------   ----------------
         Realized gain (loss) .......................         (38,260)            53,417            (75,529)       (13,624,216)
                                                      ----------------   ----------------   ----------------   ----------------
      Change in unrealized gain (loss)
         on investments .............................         351,724            876,932            889,813        110,043,919
                                                      ----------------   ----------------   ----------------   ----------------

Net increase (decrease) in net assets
   resulting from operations ........................       $ 367,776          $ 931,434          $ 815,312      $ 106,104,615
                                                      ================   ================   ================   ================


                        See Notes to Financial Statements
                                      -24-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                               DREYFUS STOCK INDEX
                                                 CAPITAL APPRECIATION FUND     FUND - INITIAL SHARES       HIGH YIELD BOND TRUST
                                               ----------------------------  -------------------------- ---------------------------
                                                     2003          2002           2003          2002          2003         2002
                                                     ----          ----           ----          ----          ----         ----
OPERATIONS:
   Net investment income (loss) .............  $    (46,673)  $    257,905   $    108,878  $    35,221  $  1,978,672  $  2,167,790
   Realized gain (loss) .....................    (2,803,339)    (5,230,132)       301,390        5,609       171,104      (152,058)
   Change in unrealized gain (loss)
      on investments ........................     7,919,776     (1,837,856)     1,837,807      298,470     3,430,650    (1,485,217)
                                               -------------  -------------  ------------- ------------ ------------- -------------
      Net increase (decrease) in net assets
         resulting from operations ..........     5,069,764     (6,810,083)     2,248,075      339,300     5,580,426       530,515
                                               -------------  -------------  ------------- ------------ ------------- -------------
UNIT TRANSACTIONS:
   Participant premium payments .............     4,806,737      6,871,258      3,912,908    2,483,207     5,655,548     5,816,154
   Participant transfers from other
      funding options .......................     7,249,354      9,366,350      5,987,973    3,535,610     8,799,867    13,685,147
   Growth rate intra-fund transfers in ......     6,046,038      9,578,413        206,629            -     3,503,584     6,563,488
   Contract surrenders ......................      (994,174)    (3,891,242)      (915,048)     (68,216)     (770,968)   (1,580,325)
   Participant transfers to other
      funding options .......................   (10,623,826)   (12,909,683)    (5,788,719)           -    (5,650,257)  (11,884,883)
   Growth rate intra-fund transfers out .....    (6,046,031)    (9,578,413)      (206,629)           -    (3,503,569)   (6,563,488)
   Other payments to participants ...........        (3,045)             -              -            -        (3,140)            -
                                               -------------  -------------  ------------- ------------ ------------- -------------
      Net increase (decrease) in net assets
         resulting from unit transactions ...       435,053       (563,317)     3,197,114    5,950,601     8,031,065     6,036,093
                                               -------------  -------------  ------------- ------------ ------------- -------------

      Net increase (decrease) in net assets .     5,504,817     (7,373,400)     5,445,189    6,289,901    13,611,491     6,566,608


NET ASSETS:
      Beginning of year .....................    18,778,908     26,152,308      6,289,901            -    16,286,860     9,720,252
                                               -------------  -------------  ------------- ------------ ------------- -------------
      End of year ...........................  $ 24,283,725   $ 18,778,908   $ 11,735,090  $ 6,289,901  $ 29,898,351  $ 16,286,860
                                               =============  =============  ============= ============ ============= =============


                        See Notes to Financial Statements
                                      -25-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                 ALLIANCEBERNSTEIN          ALLIANCEBERNSTEIN
                                                                                 GROWTH AND INCOME      PREMIER GROWTH PORTFOLIO -
                                                   MONEY MARKET PORTFOLIO        PORTFOLIO - CLASS B            CLASS B
                                               -----------------------------   ----------------------  ---------------------------
                                                      2003          2002          2003        2002          2003           2002
                                                      ----          ----          ----        ----          ----           ----
OPERATIONS:
   Net investment income (loss) .............  $     744,930   $   1,149,362   $     659    $      -   $    (14,717)  $    (3,319)
   Realized gain (loss) .....................              -               -      11,553           -         49,824      (113,774)
   Change in unrealized gain (loss)
      on investments ........................              -               -      29,756           -      1,581,687      (336,351)
                                               --------------  --------------  ----------  ----------  -------------  ------------
      Net increase (decrease) in net assets
         resulting from operations ..........        744,930       1,149,362      41,968           -      1,616,794      (453,444)
                                               --------------  --------------  ----------  ----------  -------------  ------------
UNIT TRANSACTIONS:
   Participant premium payments .............     81,251,266     105,200,285      21,133           -      3,845,978     5,195,352
   Participant transfers from other
      funding options .......................     36,745,240      50,829,739     287,265           -      2,595,599     3,243,378
   Growth rate intra-fund transfers in ......     18,742,427      17,887,165      15,374           -          3,894     1,389,703
   Contract surrenders ......................     (9,804,513)    (21,194,445)     (2,772)          -       (226,226)     (310,895)
   Participant transfers to other
      funding options .......................    (90,497,476)   (103,978,629)   (131,501)          -     (3,532,126)   (1,360,853)
   Growth rate intra-fund transfers out .....    (18,742,068)    (17,887,164)    (15,374)          -         (3,894)   (1,389,704)
   Other payments to participants ...........        (13,658)        (29,789)          -           -         (1,099)            -
                                               --------------  --------------  ----------  ----------  -------------  ------------
      Net increase (decrease) in net assets
         resulting from unit transactions ...     17,681,218      30,827,162     174,125           -      2,682,126     6,766,981
                                               --------------  --------------  ----------  ----------  -------------  ------------
      Net increase (decrease) in net assets .     18,426,148      31,976,524     216,093           -      4,298,920     6,313,537

NET ASSETS:
      Beginning of year .....................    117,295,121      85,318,597           -           -      6,313,537             -
                                               --------------  --------------  ----------  ----------  -------------  ------------
      End of year ...........................  $ 135,721,269   $ 117,295,121   $ 216,093    $      -   $ 10,612,457   $ 6,313,537
                                               ==============  ==============  ==========  ==========  =============  ============


                        See Notes to Financial Statements
                                      -26-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                 GLOBAL GROWTH FUND -          GROWTH FUND -             GROWTH-INCOME FUND -
 VP ULTRA FUND - CLASS I            CLASS 2 SHARES             CLASS 2 SHARES               CLASS 2 SHARES
---------------------------   --------------------------   ------------------------   --------------------------
     2003            2002           2003         2002           2003         2002          2003         2002
     ----            ----           ----         ----           ----         ----          ----        ----
$    (8,098)   $      (205)   $     6,383    $       (1)   $     (5,970)  $     (7)   $    46,922   $    12,534
   (107,643)      (185,169)        (2,319)          128          55,199     (1,055)        (2,819)       (3,489)

    998,074       (904,570)       889,830             -       2,602,096       (425)     1,154,930      (317,366)
------------   ------------   ------------   -----------   -------------  ---------   ------------  ------------


    882,333     (1,089,944)       893,894           127       2,651,325     (1,487)     1,199,033      (308,321)
------------   ------------   ------------   -----------   -------------  ---------   ------------  ------------


  1,879,330      2,464,587      3,024,701         2,085       5,112,916     53,804      2,075,633     1,007,250

    470,889        869,307        948,248         7,830       8,369,150          -      3,646,402     1,718,893
          -              -         15,592             -         224,031          -         72,076             -
    (73,652)       (66,604)      (107,817)          (25)       (590,635)       (54)      (100,916)      (18,331)

   (907,132)    (1,363,603)      (578,493)      (10,017)     (1,559,483)   (35,081)    (1,651,827)     (872,681)
          -              -        (15,592)            -        (224,031)         -        (72,076)            -
        (42)        (8,270)             -             -               -          -              -             -
------------   ------------   ------------   -----------   -------------  ---------   ------------  ------------


  1,369,393      1,895,417      3,286,639          (127)     11,331,948     18,669      3,969,292     1,835,131
------------   ------------   ------------   -----------   -------------  ---------   ------------  ------------

  2,251,726        805,473      4,180,533             -      13,983,273     17,182      5,168,325     1,526,810



  3,411,147      2,605,674              -             -          17,182          -      1,526,810             -
------------   ------------   ------------   -----------   -------------  ---------   ------------  ------------
$ 5,662,873    $ 3,411,147    $ 4,180,533    $        -    $ 14,000,455   $ 17,182    $ 6,695,135   $ 1,526,810
============   ============   ============   ===========   =============  =========   ============  ============


                        See Notes to Financial Statements
                                      -27-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                   CITISTREET DIVERSIFIED                                 DELAWARE VIP REIT SERIES -
                                                     BOND FUND - CLASS I     EMERGING MARKETS PORTFOLIO        STANDARD CLASS
                                                 --------------------------  --------------------------  ---------------------------
                                                     2003         2002           2003          2002          2003          2002
                                                     ----         ----           ----          ----          ----          ----
OPERATIONS:
   Net investment income (loss) ...............  $        -    $    40,731   $    (7,985)  $    (3,034)  $    274,706   $    31,033
   Realized gain (loss) .......................           -         23,863        (1,778)      (99,903)       266,719       102,988
   Change in unrealized gain (loss)
      on investments ..........................           -         (8,080)    1,263,963      (274,349)     3,796,532      (150,932)
                                                 -----------   ------------  ------------  ------------  -------------  ------------
      Net increase (decrease) in net assets
         resulting from operations ............           -         56,514     1,254,200      (377,286)     4,337,957       (16,911)
                                                 -----------   ------------  ------------  ------------  -------------  ------------
UNIT TRANSACTIONS:
   Participant premium payments ...............           -        191,759     1,212,619     1,289,747      6,630,492     4,075,681
   Participant transfers from other
      funding options .........................           -          2,586     2,764,219     1,680,955      6,376,991     8,472,532
   Growth rate intra-fund transfers in ........           -              -        31,665     1,040,408      1,659,473     3,294,231
   Contract surrenders ........................           -        (25,226)     (173,961)     (579,891)      (394,823)     (646,145)
   Participant transfers to other
      funding options .........................           -     (2,741,242)   (1,820,669)     (551,972)    (3,981,672)   (7,268,893)
   Growth rate intra-fund transfers out .......           -              -       (31,665)   (1,040,408)    (1,659,466)   (3,294,231)
   Other payments to participants .............           -              -          (907)            -         (2,142)            -
                                                 -----------   ------------  ------------  ------------  -------------  ------------
      Net increase (decrease) in net assets
         resulting from unit transactions .....           -     (2,572,123)    1,981,301     1,838,839      8,628,853     4,633,175
                                                 -----------   ------------  ------------  ------------  -------------  ------------
      Net increase (decrease) in net assets ...           -     (2,515,609)    3,235,501     1,461,553     12,966,810     4,616,264

NET ASSETS:
      Beginning of year .......................           -      2,515,609     2,447,816       986,263      6,836,610     2,220,346
                                                 -----------   ------------  ------------  ------------  -------------  ------------
      End of year .............................  $        -    $         -   $ 5,683,317   $ 2,447,816   $ 19,803,420   $ 6,836,610
                                                 ===========   ============  ============  ============  =============  ============


                        See Notes to Financial Statements
                                      -28-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


  DELAWARE VIP SMALL CAP                                           DREYFUS VIF
      VALUE SERIES -           DREYFUS VIF APPRECIATION        DEVELOPING LEADERS          FRANKLIN SMALL CAP FUND -
     STANDARD CLASS           PORTFOLIO - INITIAL SHARES    PORTFOLIO - INITIAL SHARES          CLASS 2 SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2003           2002          2003           2002           2003          2002            2003          2002
     ----           ----          ----           ----           ----          ----            ----          ----
 $        -    $      (396)   $    93,606    $    42,706    $    (25,353)  $   (15,331)   $    (12,695)  $       682
          -        149,146       (208,921)      (118,270)       (246,002)     (504,847)       (174,299)     (204,988)

          -        (99,286)     1,421,531       (838,805)      4,670,261    (1,063,754)      2,414,118      (977,394)
------------   ------------   ------------   ------------   -------------  ------------   -------------  ------------


          -         49,464      1,306,216       (914,369)      4,398,906    (1,583,932)      2,227,124    (1,181,700)
------------   ------------   ------------   ------------   -------------  ------------   -------------  ------------


          -         14,609      1,646,167      2,210,089       5,947,907     3,956,354       3,110,509     2,749,845

          -      3,765,572      3,642,726      1,473,553       7,635,928     5,461,203       3,601,703     5,009,942
          -              -        134,473              -       2,889,719             -       1,779,548     1,071,165
          -         (2,905)      (689,196)      (586,690)       (690,713)   (1,905,159)       (135,745)     (354,072)

          -     (5,602,949)    (1,654,149)      (982,561)     (4,503,210)   (3,952,169)     (2,172,293)   (2,931,542)
          -              -       (134,472)             -      (2,889,704)            -      (1,779,538)   (1,071,165)
          -              -         (3,386)        (4,279)         (3,074)            -            (790)            -
------------   ------------   ------------   ------------   -------------  ------------   -------------  ------------


          -     (1,825,673)     2,942,163      2,110,112       8,386,853     3,560,229       4,403,394     4,474,173
------------   ------------   ------------   ------------   -------------  ------------   -------------  ------------

          -     (1,776,209)     4,248,379      1,195,743      12,785,759     1,976,297       6,630,518     3,292,473



          -      1,776,209      4,522,891      3,327,148       7,614,622     5,638,325       4,463,502     1,171,029
------------   ------------   ------------   ------------   -------------  ------------   -------------  ------------
 $        -    $         -    $ 8,771,270    $ 4,522,891    $ 20,400,381   $ 7,614,622    $ 11,094,020   $ 4,463,502
============   ============   ============   ============   =============  ============   =============  ============


                        See Notes to Financial Statements
                                      -29-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                           TEMPLETON DEVELOPING        TEMPLETON FOREIGN
                                                         MARKETS SECURITIES FUND -     SECURITIES FUND -      DIVERSIFIED STRATEGIC
                                                              CLASS 2 SHARES            CLASS 2 SHARES          INCOME PORTFOLIO
                                                         -------------------------  ---------------------    -----------------------
                                                              2003        2002          2003         2002     2003          2002
                                                              ----        ----          ----         ----     ----          ----
OPERATIONS:
  Net investment income (loss) ....................      $      (177)    $  --      $    10,915     $  --    $  --      $       (66)
  Realized gain (loss) ............................            5,255        --            9,235        --       --          (16,168)
  Change in unrealized gain (loss)
    on investments ................................           39,810        --          238,742        --       --           20,070
                                                         -----------     -----      -----------     -----    -----      -----------

    Net increase (decrease) in net assets
      resulting from operations ...................           44,888        --          258,892        --       --            3,836
                                                         -----------     -----      -----------     -----    -----      -----------

UNIT TRANSACTIONS:
  Participant premium payments ....................            4,668        --          496,621        --       --           14,157
  Participant transfers from other
    funding options ...............................          411,120        --        1,072,758        --       --        1,200,754
  Growth rate intra-fund transfers in .............            4,501        --           15,027        --       --             --
  Contract surrenders .............................           (2,085)       --          (81,080)       --       --              (17)
  Participant transfers to other
    funding options ...............................          (74,831)       --         (446,159)       --       --       (1,809,322)
  Growth rate intra-fund transfers out ............           (4,500)       --          (15,027)       --       --             --
  Other payments to participants ..................             --          --             --          --       --             --
                                                         -----------     -----      -----------     -----    -----      -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ............          338,873        --        1,042,140        --       --         (594,428)
                                                         -----------     -----      -----------     -----    -----      -----------

    Net increase (decrease) in net assets .........          383,761        --        1,301,032        --       --         (590,592)


NET ASSETS:
    Beginning of year .............................             --          --             --          --       --          590,592
                                                         -----------     -----      -----------     -----    -----      -----------
    End of year ...................................      $   383,761     $  --      $ 1,301,032     $  --    $  --      $      --
                                                         ===========     =====      ===========     =====    =====      ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      EQUITY INDEX PORTFOLIO -                                               BALANCED PORTFOLIO -      GLOBAL TECHNOLOGY PORTFOLIO -
          CLASS I SHARES                FUNDAMENTAL VALUE PORTFOLIO            SERVICE SHARES                 SERVICE SHARES
------------------------------------   -----------------------------   ----------------------------    -----------------------------
          2003              2002             2003            2002            2003           2002            2003            2002
          ----              ----             ----            ----            ----           ----            ----            ----
$           621,201    $    907,891    $     14,034    $      8,505    $    160,336    $     99,175    $       (993)   $       (662)
         (2,376,475)     (3,713,232)        (20,630)        (70,317)         66,818         (93,128)         57,404        (187,560)

         14,177,036      (8,350,568)        752,714        (129,284)      1,064,850        (316,081)        135,423          26,442
-------------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         12,421,762     (11,155,909)        746,118        (191,096)      1,292,004        (310,034)        191,834        (161,780)
-------------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         14,598,403      23,052,598       1,039,902       1,282,791       2,772,980       3,391,869         157,873         569,335

         20,039,439      30,173,241       1,307,813         887,239       4,505,884       8,493,158       1,111,693       1,250,025
          8,090,278       6,387,593          28,840            --         1,518,574            --            40,171            --
         (2,176,351)     (2,604,558)        (71,591)        (19,483)       (977,149)       (907,998)        (41,055)        (19,166)

        (23,674,968)    (18,949,150)       (630,625)       (629,151)     (4,019,635)     (4,702,390)       (746,449)     (1,664,005)
         (8,090,260)     (6,387,593)        (28,840)           --        (1,518,565)           --           (40,171)           --
             (2,850)        (12,483)           (161)         (1,599)         (2,295)           --              (916)           --
-------------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


          8,783,691      31,659,648       1,645,338       1,519,797       2,279,794       6,274,639         481,146         136,189
-------------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         21,205,453      20,503,739       2,391,456       1,328,701       3,571,798       5,964,605         672,980         (25,591)



         42,278,766      21,775,027       1,328,701            --         7,056,692       1,092,087         187,857         213,448
-------------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
-------------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$        63,484,219    $ 42,278,766    $  3,720,157    $  1,328,701    $ 10,628,490    $  7,056,692    $    860,837    $    187,857
===================    ============    ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                          WORLDWIDE GROWTH PORTFOLIO-          GROWTH AND              MID-CAP
                                                                 SERVICE SHARES             INCOME PORTFOLIO       VALUE PORTFOLIO
                                                          ----------------------------    -------------------    -------------------
                                                               2003            2002            2003      2002        2003       2002
                                                               ----            ----            ----      ----        ----       ----
OPERATIONS:
  Net investment income (loss) .......................    $    30,907     $    20,172     $       159    $ --    $       105    $ --
  Realized gain (loss) ...............................       (309,133)       (759,496)            652      --            309      --
  Change in unrealized gain (loss)
    on investments ...................................      1,395,075        (659,103)          2,885      --          2,054      --
                                                          -----------     -----------     -----------    ----    -----------    ----

    Net increase (decrease) in net assets
      resulting from operations ......................      1,116,849      (1,398,427)          3,696      --          2,468      --
                                                          -----------     -----------     -----------    ----    -----------    ----

UNIT TRANSACTIONS:
  Participant premium payments .......................      1,309,222       2,492,694              68      --          3,039      --
  Participant transfers from other
    funding options ..................................      1,412,493       5,076,529          62,731      --         26,629      --
  Growth rate intra-fund transfers in ................      2,229,649            --            30,244      --         28,768      --
  Contract surrenders ................................       (372,790)       (380,570)           (306)     --           (133)     --
  Participant transfers to other
    funding options ..................................     (2,048,288)     (5,436,968)        (31,141)     --           (846)     --
  Growth rate intra-fund transfers out ...............     (2,229,636)           --           (30,244)     --        (28,768)     --
  Other payments to participants .....................           (904)           --              --        --           --        --
                                                          -----------     -----------     -----------    ----    -----------    ----

    Net increase (decrease) in net assets
      resulting from unit transactions ...............        299,746       1,751,685          31,352      --         28,689      --
                                                          -----------     -----------     -----------    ----    -----------    ----

    Net increase (decrease) in net assets ............      1,416,595         353,258          35,048      --         31,157      --


NET ASSETS:
    Beginning of year ................................      4,683,385       4,330,127            --        --           --        --
                                                          -----------     -----------     -----------    ----    -----------    ----
    End of year ......................................    $ 6,099,980     $ 4,683,385     $    35,048    $ --    $    31,157    $ --
                                                          ===========     ===========     ===========    ====    ===========    ====

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                    REAL RETURN PORTFOLIO            TOTAL RETURN PORTFOLIO -           PIONEER MID CAP VALUE VCT
     EQUITY PORTFOLIO                ADMINISTRATIVE CLASS              ADMINISTRATIVE CLASS            PORTFOLIO - CLASS II SHARES
-------------------------      ------------------------------     ------------------------------      -----------------------------
   2003            2002             2003             2002               2003              2002             2003             2002
   ----            ----             ----             ----               ----              ----             ----             ----
$     --     $       (146)     $        297      $         --     $  1,468,784      $    707,809      $        164      $        --
      --          (35,423)            6,194                --          718,387           452,769            10,627               --

      --           30,573             1,908                --          267,878           656,507           128,876               --
--------     ------------      ------------      ------------     ------------      ------------      ------------      -----------


      --           (4,996)            8,399                --        2,455,049         1,817,085           139,667               --
--------     ------------      ------------      ------------     ------------      ------------      ------------      -----------


      --           12,651            44,075                --       24,047,580        15,510,621           117,652               --

      --        2,496,856           236,420                --       32,971,147        30,122,586         1,029,192               --
      --             --              45,286                --        3,319,069         2,242,292            22,601               --
      --              (23)           (1,771)               --       (2,558,793)       (1,023,478)           (9,869)              --

      --       (3,829,693)          (41,662)               --      (16,321,895)      (15,101,724)         (194,131)              --
      --             --             (45,286)               --       (3,319,070)       (2,242,291)          (22,601)              --
      --             --                --                  --           (3,432)          (25,591)             --                 --
--------     ------------      ------------      ------------     ------------      ------------      ------------      -----------


      --       (1,320,209)          237,062                --       38,134,606        29,482,415           942,844               --
--------     ------------      ------------      ------------     ------------      ------------      ------------      -----------

      --       (1,325,205)          245,461                --       40,589,655        31,299,500         1,082,511               --



      --        1,325,205              --                  --       34,664,529         3,365,029              --                 --
--------     ------------      ------------      ------------     ------------      ------------      ------------      -----------
$     --     $       --        $    245,461      $         --     $ 75,254,184      $ 34,664,529      $  1,082,511      $        --
========     ============      ============      ============     ============      ============      ============      ===========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                           PUTNAM VT DISCOVERY GROWTH     PUTNAM VT INTERNATIONAL       PUTNAM VT SMALL CAP VALUE
                                              FUND-CLASS IB SHARES      EQUITY FUND-CLASS IB SHARES        FUND-CLASS IB SHARES
                                           --------------------------   ----------------------------  -----------------------------
                                                2003           2002          2003           2002          2003             2002
                                                ----           ----          ----           ----          ----             ----
OPERATIONS:
   Net investment income (loss) ........... $     (335)   $       --    $     32,238   $        118   $        170    $     (7,089)
   Realized gain (loss) ...................     17,899            --         399,878        (37,379)       (52,381)       (146,989)
   Change in unrealized gain (loss)
      on investments ......................     14,772            --       2,425,271        (84,938)     3,783,155        (864,495)
                                            -----------   -----------   -------------  -------------  -------------   -------------

      Net increase (decrease) in net assets
         resulting from operations ........     32,336            --       2,857,387       (122,199)     3,730,944      (1,018,573)
                                            -----------   -----------   -------------  -------------  -------------   -------------

UNIT TRANSACTIONS:
   Participant premium payments ...........        659        50,871       2,702,820      3,004,796      2,199,893       2,618,794
   Participant transfers from other
      funding options .....................    452,111            --      10,342,594      2,464,445      5,649,231       7,022,926
   Growth rate intra-fund transfers in ....     44,445            --          52,453      1,181,611      2,712,498              --
   Contract surrenders ....................     (3,054)       (1,645)       (534,805)      (490,897)      (416,380)       (355,083)
   Participant transfers to other
      funding options .....................   (188,978)           --      (5,667,852)      (690,191)    (1,989,623)     (3,548,910)
   Growth rate intra-fund transfers out        (44,445)           --         (52,454)    (1,181,612)    (2,712,498)             --
   Other payments to participants .........         --            --            (952)            --         (1,266)             --
                                            -----------   -----------   -------------  -------------  -------------   -------------

      Net increase (decrease) in net assets
         resulting from unit transactions .    260,738        49,226       6,841,804      4,288,152      5,441,855       5,737,727
                                            -----------   -----------   -------------  -------------  -------------   -------------

      Net increase (decrease) in net assets    293,074        49,226       9,699,191      4,165,953      9,172,799       4,719,154


NET ASSETS:
      Beginning of year ...................     49,226           --        4,178,755         12,802      4,722,353           3,199
                                            -----------   -----------   -------------  -------------  -------------   -------------
      End of year ......................... $  342,300    $   49,226    $ 13,877,946   $  4,178,755   $ 13,895,152    $  4,722,353
                                            ===========   ===========   =============  =============  =============   =============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

    ALL CAP FUND - CLASS I           INVESTORS FUND - CLASS I     STRATEGIC BOND FUND - CLASS I  TOTAL RETURN FUND - CLASS I
------------------------------    -----------------------------   -----------------------------  ---------------------------
      2003             2002             2003            2002            2003             2002         2003          2002
      ----             ----             ----            ----            ----             ----         ----          ----
$       3,265     $     3,439     $    231,292     $    92,601     $   200,564     $   120,276     $   4,196     $   2,713
     (177,776)       (183,541)        (276,351)       (614,688)        169,109          24,347        30,649            85

    1,390,100        (638,993)       4,305,373      (1,959,767)         50,678          77,271        27,844        (2,487)
-------------     -----------     ------------     -----------     -----------     -----------     ---------     ---------


    1,215,589        (819,095)       4,260,314      (2,481,854)        420,351         221,894        62,689           311
-------------     -----------     ------------     -----------     -----------     -----------     ---------     ---------


    1,298,266       2,075,206        3,686,002       4,985,769         383,562         463,129       103,655       262,646

    2,828,862       1,230,242        8,071,489       3,496,039       1,756,199         495,471       512,713         1,038
       21,496            --            579,881       4,054,327         191,771            --          18,998          --
     (334,399)       (706,598)        (668,503)       (743,490)        (50,162)       (272,517)      (37,989)      (10,745)

   (1,664,597)     (1,284,028)      (3,857,489)     (4,498,827)     (1,178,322)       (405,868)     (554,974)      (19,054)
      (21,496)           --           (579,881)     (4,054,327)       (191,771)           --         (18,998)         --
       (1,306)           --             (1,512)         (1,000)           (513)           --            (134)         --
-------------     -----------     ------------     -----------     -----------     -----------     ---------     ---------


   2,126,826       1,314,822        7,229,987       3,238,491         910,764         280,215        23,271       233,885
-------------     -----------     ------------     -----------     -----------     -----------     ---------     ---------

    3,342,415         495,727       11,490,301         756,637       1,331,115         502,109        85,960       234,196



    2,454,900       1,959,173        9,862,161       9,105,524       2,766,953       2,264,844       235,267         1,071
-------------     -----------     ------------     -----------     -----------     -----------     ---------     ---------
$   5,797,315     $ 2,454,900     $ 21,352,462     $ 9,862,161     $ 4,098,068     $ 2,766,953     $ 321,227     $ 235,267
=============     ===========     ============     ===========     ===========     ===========     =========     =========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                       SCUDDER VIT EAFE(R) EQUITY     SCUDDER VIT SMALL CAP INDEX   STRONG MULTI CAP
                                                       INDEX FUND - CLASS A SHARES       FUND - CLASS A SHARES        VALUE FUND II
                                                       ---------------------------    ---------------------------   ----------------
                                                            2003            2002            2003            2002     2003     2002
                                                            ----            ----            ----            ----     ----     ----
OPERATIONS:
  Net investment income (loss) .....................   $   196,218    $     83,066    $     68,656    $     32,141   $ --   $    (2)
  Realized gain (loss) .............................      (944,041)       (686,814)       (159,033)       (516,199)    --        90
  Change in unrealized gain (loss)
    on investments .................................     2,534,806        (723,377)      4,501,536      (1,512,808)    --      (145)
                                                       -----------    ------------    ------------    ------------   ----   -------

    Net increase (decrease) in net assets
      resulting from operations ....................     1,786,983      (1,327,125)      4,411,159      (1,996,866)    --       (57)
                                                       -----------    ------------    ------------    ------------   ----   -------

UNIT TRANSACTIONS:
  Participant premium payments .....................     2,063,895       2,755,313       3,703,986       3,293,318     --    (1,086)
  Participant transfers from other
    funding options ................................     3,519,589      10,155,866       6,584,954      12,256,765     --      --
  Growth rate intra-fund transfers in ..............     1,489,343            --           721,910       3,183,335     --      --
  Contract surrenders ..............................      (138,424)       (400,930)       (300,961)       (618,624)    --      --
  Participant transfers to other
    funding options ................................    (4,661,999)    (10,341,586)     (3,065,555)    (12,824,641)    --      --
  Growth rate intra-fund transfers out .............    (1,489,343)           --          (721,910)     (3,183,335)    --      --
  Other payments to participants ...................          (646)         (4,166)           (704)         (1,623)    --      --
                                                       -----------    ------------    ------------    ------------   ----   -------

    Net increase (decrease) in net assets
      resulting from unit transactions .............       782,415       2,164,497       6,921,720       2,105,195     --    (1,086)
                                                       -----------    ------------    ------------    ------------   ----   -------

    Net increase (decrease) in net assets ..........     2,569,398         837,372      11,332,879         108,329     --    (1,143)


NET ASSETS:
    Beginning of year ..............................     6,486,500       5,649,128       7,608,422       7,500,093     --     1,143
                                                       -----------    ------------    ------------    ------------   ----   -------
    End of year ....................................   $ 9,055,898    $  6,486,500    $ 18,941,301    $  7,608,422   $ --   $  --
                                                       ===========    ============    ============    ============   ====   =======


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

 MONTGOMERY VARIABLE SERIES        CONVERTIBLE SECURITIES            DISCIPLINED MID CAP STOCK
        GROWTH FUND                        PORTFOLIO                         PORTFOLIO                  EQUITY INCOME PORTFOLIO
---------------------------     -----------------------------     -----------------------------         -----------------------
    2003            2002             2003             2002             2003             2002             2003             2002
    ----            ----             ----             ----             ----             ----             ----             ----
$       --     $         (2)    $     70,726     $     64,595     $     22,300     $     25,140     $    198,936     $    146,928
        --             (464)          31,307         (395,222)         (14,894)        (157,689)        (286,940)      (1,007,128)

        --              339          380,331          115,475        3,907,258         (749,478)       6,280,571       (2,316,072)
------------   ------------     ------------     ------------     ------------     ------------     ------------     ------------


        --             (127)         482,364         (215,152)       3,914,664         (882,027)       6,192,567       (3,176,272)
------------   ------------     ------------     ------------     ------------     ------------     ------------     ------------


        --             --            537,569          600,271        6,090,108        2,233,361        6,969,970        8,760,386

        --             --          2,416,135        3,049,108        5,967,702        7,187,530        6,769,059       15,901,761
        --             --             11,260             --          2,623,470             --          5,623,668        5,307,745
        --             (623)        (107,018)        (748,343)        (747,231)      (1,040,097)      (1,132,622)      (1,179,806)

        --             --         (1,422,315)      (4,849,084)      (3,119,951)      (5,177,761)      (5,296,001)     (13,763,859)
        --             --            (11,259)            --         (2,623,455)            --         (5,623,650)      (5,307,744)
        --             --               (872)            --             (1,376)          (2,819)          (2,512)          (6,707)
------------   ------------     ------------     ------------     ------------     ------------     ------------     ------------


        --             (623)       1,423,500       (1,948,048)       8,189,267        3,200,214        7,307,912        9,711,776
------------   ------------     ------------     ------------     ------------     ------------     ------------     ------------

        --             (750)       1,905,864       (2,163,200)      12,103,931        2,318,187       13,500,479        6,535,504



        --              750          794,736        2,957,936        6,643,499        4,325,312       17,902,093       11,366,589
------------   ------------     ------------     ------------     ------------     ------------     ------------     ------------
$       --     $       --       $  2,700,600     $    794,736     $ 18,747,430     $  6,643,499     $ 31,402,572     $ 17,902,093
============   ============     ============     ============     ============     ============     ============     ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                           LAZARD INTERNATIONAL STOCK        MERRILL LYNCH LARGE
                                                  LARGE CAP PORTFOLIO            STOCK PORTFOLIO              CAP CARE PORTFOLIO
                                            ---------------------------   ---------------------------   ----------------------------
                                                  2003           2002           2003           2002          2003           2002
                                                  ----           ----           ----           ----          ----           ----
OPERATIONS:
  Net investment income (loss) ..........   $     38,868   $     25,865   $    131,179   $    138,242   $      3,659   $      4,272
  Realized gain (loss) ..................       (956,354)    (1,344,520)    (1,098,492)      (561,739)       (86,605)      (114,457)
  Change in unrealized gain (loss)
    on investments ......................      4,319,826     (1,995,897)     2,845,759       (698,273)       227,346        (84,566)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........      3,402,340     (3,314,552)     1,878,446     (1,121,770)       144,400       (194,751)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........      5,451,493      6,293,419        627,447      1,604,701         45,381        204,591
  Participant transfers from other
    funding options .....................      4,479,903      3,744,350      3,927,758      2,170,462        202,077        767,640
  Growth rate intra-fund transfers in ...        919,363      6,413,496        575,920      4,094,685          1,950           --
  Contract surrenders ...................       (809,190)    (1,084,603)      (254,519)      (668,125)       (22,660)      (286,284)
  Participant transfers to other
    funding options .....................     (4,574,387)    (3,832,858)    (4,429,480)    (1,994,834)      (388,800)      (128,905)
  Growth rate intra-fund transfers out ..       (919,363)    (6,413,494)      (575,920)    (4,094,685)        (1,950)          --
  Other payments to participants ........           (922)        (2,055)          (844)          (666)          --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      4,546,897      5,118,255       (129,638)     1,111,538       (164,002)       557,042
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets      7,949,237      1,803,703      1,748,808        (10,232)       (19,602)       362,291


NET ASSETS:
    Beginning of year ...................     12,741,052     10,937,349      7,642,685      7,652,917        851,403        489,112
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................   $ 20,690,289   $ 12,741,052   $  9,391,493   $  7,642,685   $    831,801   $    851,403
                                            ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

        MFS EMERGING                         MFS MID CAP
      GROWTH PORTFOLIO                    GROWTH PORTFOLIO             MFS VALUE PORTFOLIO             PIONEER FUND PORTFOLIO
-----------------------------     -----------------------------     --------------------------     ----------------------------
      2003            2002             2003              2003         2003            2002           2003              2002
      ----            ----             ----              ----         ----            ----           ----              ----
$    (25,626)    $    (40,032)    $    (13,119)    $    (12,927)    $     --      $         (2)    $       --      $        (65)
  (2,010,826)      (3,487,906)      (1,011,404)        (711,367)          --               128             --          (149,465)

   4,712,887       (1,407,240)       2,942,950       (1,844,125)          --              (140)            --           142,720
------------     ------------     ------------     ------------     ----------    ------------     ------------    ------------


   2,676,435       (4,935,178)       1,918,427       (2,568,419)          --               (14)            --            (6,810)
------------     ------------     ------------     ------------     ----------    ------------     ------------    ------------


   2,415,808        4,951,460        2,071,420        3,525,703           --            (1,154)            --               321

   3,099,109        3,251,642        5,448,682        4,499,681           --              --               --              --
   1,003,249        4,243,886           40,034        1,092,756           --              --               --              --
    (752,665)      (2,081,347)        (238,147)        (743,439)          --              --               --            (2,699)

  (3,900,889)      (4,451,417)      (3,577,135)      (2,245,008)          --              --               --          (579,670)
  (1,003,249)      (4,243,885)         (40,034)      (1,092,756)          --              --               --              --
      (1,498)          (1,853)          (1,519)            --             --              --               --              --
------------     ------------     ------------     ------------     ----------    ------------     ------------    ------------


     859,865        1,668,486        3,703,301        5,036,937           --            (1,154)            --          (582,048)
------------     ------------     ------------     ------------     ----------    ------------     ------------    ------------

   3,536,300       (3,266,692)       5,621,728        2,468,518           --            (1,168)            --          (588,858)



   9,768,786       13,035,478        4,739,491        2,270,973           --             1,168             --           588,858
------------     ------------     ------------     ------------     ----------    ------------     ------------    ------------
$ 13,305,086     $  9,768,786     $ 10,361,219     $  4,739,491     $     --      $       --       $       --      $       --
============     ============     ============     ============     ==========    ============     ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                               SOCIAL AWARENESS               TRAVELERS QUALITY               U.S. GOVERNMENT
                                               STOCK PORTFOLIO                 BOND PORTFOLIO               SECURITIES PORTFOLIO
                                          ---------------------------    ----------------------------   ----------------------------
                                              2003            2002           2003            2002            2003           2002
                                              ----            ----           ----            ----            ----           ----
OPERATIONS:
  Net investment income (loss) .......... $     4,830    $     3,742    $  1,333,039    $  1,613,964    $  1,171,186   $  1,143,318
  Realized gain (loss) ..................     (24,177)      (167,239)        107,979         289,281         649,328        266,499
  Change in unrealized gain (loss)
    on investments ......................     215,890        (69,474)        310,614        (741,151)     (1,343,596)       220,670
                                          -----------    -----------    ------------    ------------    ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     196,543       (232,971)      1,751,632       1,162,094         476,918      1,630,487
                                          -----------    -----------    ------------    ------------    ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........     274,076        440,524       8,241,302      10,003,377       9,136,523      9,554,659
  Participant transfers from other
    funding options .....................     392,089      1,024,929       3,850,671      13,073,836       7,202,778     14,312,979
  Growth rate intra-fund transfers in ...          17           --         2,395,547       9,024,754       1,663,267      5,724,487
  Contract surrenders ...................     (12,883)      (227,898)     (1,113,203)     (1,920,538)     (1,028,510)    (2,202,882)
  Participant transfers to other
    funding options .....................    (198,824)      (766,367)     (9,634,257)    (14,167,021)    (15,554,170)    (6,546,311)
  Growth rate intra-fund transfers out ..         (17)          --        (2,395,541)     (9,024,753)     (1,663,267)    (5,724,486)
  Other payments to participants ........          (9)        (1,270)         (2,617)           --            (3,844)          --
                                          -----------    -----------    ------------    ------------    ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     454,449        469,918       1,341,902       6,989,655        (247,223)    15,118,446
                                          -----------    -----------    ------------    ------------    ------------   ------------

    Net increase (decrease) in net assets     650,992        236,947       3,093,534       8,151,749         229,695     16,748,933


NET ASSETS:
    Beginning of year ...................     642,227        405,280      26,097,412      17,945,663      23,964,518      7,215,585
                                          -----------    -----------    ------------    ------------    ------------   ------------
    End of year ......................... $ 1,293,219    $   642,227    $ 29,190,946    $ 26,097,412    $ 24,194,213   $ 23,964,518
                                          ===========    ===========    ============    ============    ============   ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

   AIM CAPITAL APPRECIATION                                                   PIONEER STRATEGIC            SMITH BARNEY AGGRESSIVE
          PORTFOLIO                  MFS TOTAL RETURN PORTFOLIO               INCOME PORTFOLIO                 GROWTH PORTFOLIO
-----------------------------     ------------------------------      -----------------------------      ---------------------------
      2003            2002              2003              2002               2003            2002             2003           2002
      ----            ----              ----              ----               ----            ----             ----           ----
$   (14,566)     $   (23,181)     $    551,736      $    874,470      $          --       $    (555)     $    (1,740)     $  (1,060)
 (1,159,180)      (1,110,885)         (207,260)          235,414                 --         (14,145)          27,793        (48,944)

  2,723,145         (546,329)        3,173,453        (2,058,584)                --          20,221          204,747        (56,637)
-----------      -----------      ------------      ------------      ---------------     ---------      -----------      ---------


  1,549,399       (1,680,395)        3,517,929          (948,700)                --           5,521          230,800       (106,641)
-----------      -----------      ------------      ------------      ---------------     ---------      -----------      ---------


  2,249,368        2,553,512         6,516,997         8,617,516                 --          26,996        1,364,875        590,170

  3,272,332        1,620,890         7,879,847         4,564,455                 --            --            570,331        563,777
    872,033        3,262,180           914,374         7,655,828                 --            --             38,735           --
   (243,960)      (1,170,245)       (1,075,856)       (2,463,556)                --         (37,469)         (60,605)      (289,135)

 (4,660,849)      (2,177,134)       (5,145,820)       (3,605,780)                --        (437,798)      (1,324,313)      (381,743)
   (872,033)      (3,262,180)         (914,374)       (7,655,828)                --            --            (38,735)          --
       (805)            --              (3,223)             --                   --            --               (608)          --
-----------      -----------      ------------      ------------      ---------------     ---------      -----------      ---------


    616,086          827,023         8,171,945         7,112,635                 --        (448,271)         549,680        483,069
-----------      -----------      ------------      ------------      ---------------     ---------      -----------      ---------

  2,165,485         (853,372)       11,689,874         6,163,935                 --        (442,750)         780,480        376,428



  6,185,423        7,038,795        16,654,421        10,490,486                 --         442,750          376,428           --
-----------      -----------      ------------      ------------      ---------------     ---------      -----------      ---------
$ 8,350,908      $ 6,185,423      $ 28,344,295      $ 16,654,421      $          --       $    --        $ 1,156,908      $ 376,428
===========      ===========      ============      ============      ===============     =========      ===========      =========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                 SMITH BARNEY
                                          SMITH BARNEY INTERNATIONAL ALL    LARGE CAPITALIZATION
                                               CAP GROWTH PORTFOLIO           GROWTH PORTFOLIO          STRATEGIC EQUITY PORTFOLIO
                                          ------------------------------  --------------------------   -----------------------------
                                                 2003           2002           2003           2002           2003            2002
                                                 ----           ----           ----           ----           ----            ----

OPERATIONS:
  Net investment income (loss) ..........   $     4,896    $     8,247    $    (4,971)   $       969    $   (18,085)   $     23,939
  Realized gain (loss) ..................      (446,489)      (578,664)        55,815       (276,738)    (1,331,375)     (2,551,134)
  Change in unrealized gain (loss)
    on investments ......................       641,331         35,081      1,005,983       (127,648)     3,565,960      (1,362,191)
                                            -----------    -----------    -----------    -----------    -----------    ------------

    Net increase (decrease) in net assets
      resulting from operations .........       199,738       (535,336)     1,056,827       (403,417)     2,216,500      (3,889,386)
                                            -----------    -----------    -----------    -----------    -----------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       303,951        702,055      1,206,536      1,259,940      1,468,293       3,319,706
  Participant transfers from other
    funding options .....................       281,718        104,031      3,103,936      1,580,951      1,856,832       4,138,827
  Growth rate intra-fund transfers in ...         9,356           --           66,088           --          642,413       4,285,249
  Contract surrenders ...................      (277,158)      (426,352)      (147,839)      (949,587)      (257,285)     (1,055,620)
  Participant transfers to other
    funding options .....................      (758,551)      (583,598)    (1,756,370)    (1,051,410)    (4,739,635)     (5,621,303)
  Growth rate intra-fund transfers out ..        (9,356)          --          (66,088)          --         (642,413)     (4,285,250)
  Other payments to participants ........          --             --           (1,885)          --           (1,478)           --
                                            -----------    -----------    -----------    -----------    -----------    ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (450,040)      (203,864)     2,404,378        839,894     (1,673,273)        781,609
                                            -----------    -----------    -----------    -----------    -----------    ------------

    Net increase (decrease) in net assets      (250,302)      (739,200)     3,461,205        436,477        543,227      (3,107,777)


NET ASSETS:
    Beginning of year ...................     1,184,521      1,923,721      1,540,056      1,103,579      7,605,985      10,713,762
                                            -----------    -----------    -----------    -----------    -----------    ------------
    End of year .........................   $   934,219    $ 1,184,521    $ 5,001,261    $ 1,540,056    $ 8,149,212    $  7,605,985
                                            ===========    ===========    ===========    ===========    ===========    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

    VAN KAMPEN ENTERPRISE           ASSET MANAGER PORTFOLIO -        CONTRAFUND(R) PORTFOLIO -            MID CAP PORTFOLIO -
          PORTFOLIO                       INITIAL CLASS                   SERVICE CLASS 2                   SERVICE CLASS 2
----------------------------      ----------------------------      ----------------------------      --------------------------
       2003           2002             2003            2002              2003             2002             2003           2002
       ----           ----             ----            ----              ----             ----             ----           ----
$       (22)     $     8,369      $    54,312      $    93,879      $     1,085      $       199      $     1,028      $    (747)
   (287,335)        (197,063)         (38,260)        (420,797)          53,417          (94,190)         (75,529)       (27,024)

    559,198         (344,056)         351,724          (59,137)         876,932         (125,936)         889,813        (53,674)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      ---------


    271,841         (532,750)         367,776         (386,055)         931,434         (219,927)         815,312        (81,445)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      ---------


    523,721        1,088,792          624,507        1,596,770        2,055,195        1,294,118        1,058,827        804,437

    290,929          224,109        1,233,387          996,900        2,174,539        1,992,364        3,090,688        886,724
         16             --          1,811,845             --            882,460             --            128,545           --
    (55,269)        (309,463)         (54,078)        (251,154)         (96,129)         (60,006)        (760,286)      (275,720)

   (658,990)        (687,146)      (1,594,304)      (2,255,441)      (1,997,589)      (1,491,887)      (1,055,902)      (419,106)
        (16)            --         (1,811,845)            --           (882,455)            --           (128,545)          --
       (617)          (1,903)            (477)            --               (625)          (1,346)            (618)        (1,306)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      ---------


     99,774          314,389          209,035           87,075        2,135,396        1,733,243        2,332,709        995,029
-----------      -----------      -----------      -----------      -----------      -----------      -----------      ---------

    371,615         (218,361)         576,811         (298,980)       3,066,830        1,513,316        3,148,021        913,584



  1,375,856        1,594,217        2,083,023        2,382,003        1,942,979          429,663          932,941         19,357
-----------      -----------      -----------      -----------      -----------      -----------      -----------      ---------
$ 1,747,471      $ 1,375,856      $ 2,659,834      $ 2,083,023      $ 5,009,809      $ 1,942,979      $ 4,080,962      $ 932,941
===========      ===========      ===========      ===========      ===========      ===========      ===========      =========

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                            COMBINED
                                                 -------------------------------
                                                       2003             2002
                                                       ----             ----
OPERATIONS:
  Net investment income (loss) ...............   $   9,684,912    $   9,883,179
  Realized gain (loss) .......................     (13,624,216)     (25,541,052)
  Change in unrealized gain (loss)
    on investments ...........................     110,043,919      (36,533,200)
                                                 -------------    -------------

    Net increase (decrease) in net assets
      resulting from operations ..............     106,104,615      (52,191,073)
                                                 -------------    -------------

UNIT TRANSACTIONS:
  Participant premium payments ...............     250,102,032      279,443,169
  Participant transfers from other
    funding options ..........................     270,537,117      311,602,723
  Growth rate intra-fund transfers in ........      76,753,936      108,978,797
  Contract surrenders ........................     (33,695,922)     (59,261,038)
  Participant transfers to other
    funding options ..........................    (281,901,384     (319,397,707)
  Growth rate intra-fund transfers out .......     (76,753,438)    (108,978,792)
  Other payments to participants .............         (75,223)        (108,725)
                                                 -------------    -------------

    Net increase (decrease) in net assets
      resulting from unit transactions .......     204,967,118      212,278,427
                                                 -------------    -------------

    Net increase (decrease) in net assets ....     311,071,733      160,087,354


NET ASSETS:
    Beginning of year ........................     476,038,909      315,951,555
                                                 -------------    -------------
    End of year ..............................   $ 787,110,642    $ 476,038,909
                                                 =============    =============


                       See Notes to Financial Statements

                      NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL III for Variable Life Insurance ("Fund UL III") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Company. Fund UL III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund UL III is comprised of the Travelers Corporate Owned Variable Universal Life Insurance Policy, Travelers Corporate Benefit Life Policy, Travelers Corporate Owned Variable Universal Life Insurance 2000 Policy, Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III Policy and Travelers Life & Annuity Corporate Select Policy products.

Participant premium payments applied to Fund UL III are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2003, the investments comprising Fund UL III were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Dreyfus Stock Index Fund - Intial Shares., (Formerly Dreyfus Stock Index
       Fund.), Maryland business trust
     High Yield Bond Trust, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     AllianceBernstein Variable Product Series Fund, Inc. (Formerly Alliance
       Variable Product Series Fund, Inc.), Maryland business trust AllianceBernstein Growth and Income Portfolio - Class B (Formerly Growth
         & Income Portfolio - Class B)
       AllianceBernstein Premier Growth Portfolio - Class B (Formerly Premier
         Growth Portfolio - Class B)
     American Century Variable Products, Inc., Massachusetts business trust
         VP Ultra Fund - Class I
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     Credit Suisse Trust, Massachusetts business trust
         Emerging Markets Portfolio
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
       Dreyfus VIF Appreciation Portfolio - Initial Shares (Formerly
           Appreciation Portfolio - Initial Shares)
       Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Formerly Small
         Cap Portfolio - Initial Shares)
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin  Small  Cap Fund - Class 2  Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class I Shares
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         Balanced Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     Lord Abbett Series Fund, Inc., Maryland business trust
         Growth and Income Portfolio
         Mid-Cap Value Portfolio
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class
     Pioneer Variable Contracts Trust, Massachusetts business trust
         Pioneer Mid Cap Value VCT Portfolio - Class II Shares
     Putnam Variable Trust, Massachusetts business trust
       Putnam VT Discovery Growth Fund - Class IB Shares (Formerly Putnam VT
         Voyager II Fund - Class IB Shares)
       Putnam VT International Equity Fund - Class IB Shares (Formerly Putnam VT
         International Growth Fund - Class IB Shares)
       Putnam VT Small Cap Value Fund - Class IB Shares

     Salomon Brothers Variable Series Funds Inc., Maryland business trust,
       Affiliate of The Company
         All Cap Fund - Class I (Formerly Capital Fund - Class I)
         Investors Fund - Class I
         Strategic Bond Fund - Class I
         Total Return Fund - Class I
     Scudder Investment VIT Funds (Formerly Deutsche Asset Management VIT
       Funds), Massachusetts business trust
         Scudder VIT EAFE(R) Equity Index Fund - Class A Shares
         Scudder VIT Small Cap Index Fund - Class A Shares
     The Merger Fund VL, Delaware business trust
         The Merger Fund VL*
     The Travelers Series Trust, Massachusetts business trust, Affiliate of
       The Company
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio (Formerly MFS Research
           Portfolio)
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         Social Awareness Stock Portfolio
         Travelers Quality Bond Portfolio
         U.S. Government Securities Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         MFS Total Return Portfolio
         Smith Barney Aggressive Growth Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Strategic Equity Portfolio (Formerly Alliance Growth Portfolio)
         Van Kampen Enterprise Portfolio
     Vanguard(R) Variable Insurance Fund, Delaware business trust
         Vanguard Variable Insurance Fund Diversified Value Portfolio* Vanguard Variable Insurance Fund Equity Index Portfolio*
         Vanguard Variable Insurance Fund Mid-Cap Index Portfolio*
         Vanguard Variable Insurance Fund Short-Term Corporate Portfolio* Vanguard Variable Insurance Fund Small Company Growth Portfolio* Vanguard Variable Insurance Fund Total Stock Market Index Portfolio*
     Variable Insurance Products Fund II, Massachusetts business trust
         Asset Manager Portfolio - Initial Class
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Mid Cap Portfolio - Service Class 2

     * No assets for the period

Not all funds may be available in all states or to all contract owners

The following is a summary of significant accounting policies consistently followed by Fund UL III in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

FEDERAL INCOME TAXES. The operations of Fund UL III form a part of the total operations of The Company and are not taxed separately. The company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL III. Fund UL III is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. In 2001, Fund UL III adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $456,471,718 and $240,556,946, respectively, for the year ended December 31, 2003. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $744,575,103 at December 31, 2003. Gross unrealized appreciation for all investments at December 31, 2003 was $49,077,165. Gross unrealized depreciation for all investments at December 31, 2003 was $6,553,602.

3.  CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of unit values;

  - Mortality and Expense Risks assumed by The Company (M&E)

Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

------------------------------------------------------------------------------------------------------------------------------------
FUND UL III
------------------------------------------------------------------------------------------------------------------------------------
      Separate Account Charge (1)
       (as identified in Note 4)         Product                                                                      M&E (2)
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.05%            Travelers Corporate Benefit Life Policy (Applies to policies in
                                           years 26 and greater)                                                       0.05%
                                         Travelers Corporate Owned Variable Universal Life Insurance (Applies
                                           to policies in years 21 and greater)                                        0.05%
                                         Travelers Corporate Owned Variable Universal Life Insurance 2000
                                           (Applies to policies in years 26 and greater)                               0.05%
                                         Travelers Life and Annuity Corporate Owned Variable Universal Life
                                           Insurance III (Applies to policies in years 26 and greater)                 0.05%

Separate Account Charge 0.15%            Travelers Corporate Benefit Life Policy (Applies to policies in
                                           years 7-25)                                                                 0.15%

Separate Account Charge 0.20%            Travelers Corporate Owned Variable Universal Life Insurance 2000
                                           (Applies to  policies in years 1-25)                                        0.20%
                                         Travelers Life and Annuity Corporate Owned Variable Universal Life
                                           Insurance III   (Applies to policies in years 1-25)                         0.20%

Separate Account Charge 0.25%            Travelers Corporate Benefit Life Policy (Applies to policies in
                                           years 1-6)                                                                  0.25%
                                         Travelers Corporate Owned Variable Universal Life Insurance (Applies
                                           to policies in years 5-20)                                                  0.25%

Separate Account Charge 0.30%            Travelers Life & Annuity Corporate Select Policy (Applies to
                                           policies in years 26 and greater)                                           0.30%

Separate Account Charge 0.45%            Travelers Corporate Owned Variable Universal Life Insurance (Applies
                                           to policies in  years 1-4)                                                  0.45%
                                         Travelers Life & Annuity Corporate Select Policy (Applies to
                                           policies in years 1-25)                                                     0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain unit values displayed in Note 4 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 4.
(2) The products in the above table are guaranteed not to exceed an M&E charge of 0.75% for all policy years.
--------------------------------------------------------------------------------

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. NET CONTRACT OWNERS' EQUITY

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
Capital Appreciation Fund
    Separate Account Charges 0.15% ..........................................          1,142,472         $0.789         $    900,980
    Separate Account Charges 0.20% ..........................................         31,746,097          0.437           13,863,567
    Separate Account Charges 0.25% ..........................................         10,511,469          0.714            7,508,285
    Separate Account Charges 0.45% ..........................................          2,839,637          0.708            2,010,893

Dreyfus Stock Index Fund - Intial Shares
    Separate Account Charges 0.15% ..........................................               --            1.236                 --
    Separate Account Charges 0.20% ..........................................          9,322,372          1.235           11,510,918
    Separate Account Charges 0.25% ..........................................            167,800          1.234              207,041
    Separate Account Charges 0.45% ..........................................             13,925          1.230               17,131

High Yield Bond Trust
    Separate Account Charges 0.15% ..........................................          2,191,014          1.361            2,981,289
    Separate Account Charges 0.20% ..........................................         15,516,601          1.487           23,079,360
    Separate Account Charges 0.25% ..........................................          2,208,897          1.500            3,313,943
    Separate Account Charges 0.45% ..........................................            352,085          1.488              523,759

Money Market Portfolio
    Separate Account Charges 0.15% ..........................................          3,929,773          1.034            4,061,994
    Separate Account Charges 0.20% ..........................................         95,335,342          1.103          105,173,448
    Separate Account Charges 0.25% ..........................................         16,500,300          1.133           18,694,642
    Separate Account Charges 0.45% ..........................................          6,936,418          1.123            7,791,185

AllianceBernstein Variable Product Series Fund, Inc. ........................
  AllianceBernstein Growth and Income Portfolio - Class B
    Separate Account Charges 0.15% ..........................................               --            1.003                 --
    Separate Account Charges 0.20% ..........................................            199,034          1.002              199,437
    Separate Account Charges 0.25% ..........................................             15,407          1.001               15,424
    Separate Account Charges 0.45% ..........................................              1,235          0.998                1,232
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 0.15% ..........................................               --            0.760                 --
    Separate Account Charges 0.20% ..........................................         14,155,310          0.745           10,539,993
    Separate Account Charges 0.25% ..........................................              5,246          0.744                3,901
    Separate Account Charges 0.45% ..........................................             92,698          0.740               68,563

American Century Variable Products, Inc. ....................................
  VP Ultra Fund - Class I
    Separate Account Charges 0.15% ..........................................               --            0.907                 --
    Separate Account Charges 0.20% ..........................................          6,255,018          0.905            5,662,873
    Separate Account Charges 0.25% ..........................................               --            0.904                 --
    Separate Account Charges 0.45% ..........................................               --            0.900                 --

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 0.15% ..........................................               --            1.159                 --
    Separate Account Charges 0.20% ..........................................          3,596,103          1.158            4,163,651
    Separate Account Charges 0.25% ..........................................             13,516          1.157               15,633
    Separate Account Charges 0.45% ..........................................              1,084          1.152                1,249

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
American Funds Insurance Series (continued)
  Growth Fund - Class 2 Shares
    Separate Account Charges 0.15% ...........................................            974,975         $1.029         $ 1,003,670
    Separate Account Charges 0.20% ...........................................         11,584,413          1.028          11,913,108
    Separate Account Charges 0.25% ...........................................            218,257          1.027             224,226
    Separate Account Charges 0.45% ...........................................            839,991          1.023             859,451
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 0.15% ...........................................               --            1.090                --
    Separate Account Charges 0.20% ...........................................          4,643,810          1.089           5,058,852
    Separate Account Charges 0.25% ...........................................            994,807          1.088           1,082,597
    Separate Account Charges 0.45% ...........................................            510,861          1.084             553,686

Credit Suisse Trust
  Emerging Markets Portfolio
    Separate Account Charges 0.15% ...........................................               --            1.109                --
    Separate Account Charges 0.20% ...........................................          6,739,648          0.725           4,886,044
    Separate Account Charges 0.25% ...........................................             77,833          0.997              77,629
    Separate Account Charges 0.45% ...........................................            727,563          0.989             719,644

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 0.15% ...........................................          1,261,998          1.476           1,863,000
    Separate Account Charges 0.20% ...........................................          8,840,811          1.970          17,417,652
    Separate Account Charges 0.25% ...........................................            196,384          1.953             383,467
    Separate Account Charges 0.45% ...........................................             71,901          1.937             139,301

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 0.15% ...........................................               --            0.943                --
    Separate Account Charges 0.20% ...........................................          8,537,488          0.896           7,652,751
    Separate Account Charges 0.25% ...........................................            144,676          0.936             135,474
    Separate Account Charges 0.45% ...........................................          1,058,923          0.928             983,045
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 0.15% ...........................................          6,277,494          1.035           6,497,943
    Separate Account Charges 0.20% ...........................................         12,901,409          0.967          12,473,198
    Separate Account Charges 0.25% ...........................................            502,001          1.273             639,289
    Separate Account Charges 0.45% ...........................................            625,691          1.263             789,951

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 0.15% ...........................................          4,056,689          0.915           3,712,320
    Separate Account Charges 0.20% ...........................................         10,389,037          0.692           7,185,488
    Separate Account Charges 0.25% ...........................................            196,653          0.690             135,768
    Separate Account Charges 0.45% ...........................................             88,195          0.685              60,444
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ...........................................               --            1.493                --
    Separate Account Charges 0.20% ...........................................            253,766          1.493             378,831
    Separate Account Charges 0.25% ...........................................              3,059          1.492               4,565
    Separate Account Charges 0.45% ...........................................                245          1.490                 365

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ...........................................               --           $1.051         $      --
    Separate Account Charges 0.20% ...........................................          1,170,979          1.050           1,229,101
    Separate Account Charges 0.25% ...........................................             14,495          1.049              15,200
    Separate Account Charges 0.45% ...........................................             54,291          1.045              56,731

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Separate Account Charges 0.15% ...........................................         16,553,423          0.915          15,150,460
    Separate Account Charges 0.20% ...........................................         52,960,788          0.760          40,262,086
    Separate Account Charges 0.25% ...........................................          6,084,661          0.864           5,254,782
    Separate Account Charges 0.45% ...........................................          3,289,952          0.856           2,816,891
  Fundamental Value Portfolio
    Separate Account Charges 0.15% ...........................................               --            1.281                --
    Separate Account Charges 0.20% ...........................................          1,890,853          1.280           2,420,253
    Separate Account Charges 0.25% ...........................................            958,959          1.279           1,226,063
    Separate Account Charges 0.45% ...........................................             58,016          1.273              73,841

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 0.15% ...........................................          1,810,120          1.030           1,864,788
    Separate Account Charges 0.20% ...........................................          8,689,080          0.983           8,540,545
    Separate Account Charges 0.25% ...........................................             21,690          0.981              21,280
    Separate Account Charges 0.45% ...........................................            207,278          0.974             201,877
  Global Technology Portfolio - Service Shares
    Separate Account Charges 0.15% ...........................................               --            0.679                --
    Separate Account Charges 0.20% ...........................................          2,223,910          0.365             811,640
    Separate Account Charges 0.25% ...........................................            110,898          0.364              40,400
    Separate Account Charges 0.45% ...........................................             24,326          0.362               8,797
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 0.15% ...........................................          3,686,840          0.789           2,908,038
    Separate Account Charges 0.20% ...........................................          5,038,007          0.569           2,864,542
    Separate Account Charges 0.25% ...........................................             69,444          0.568              39,412
    Separate Account Charges 0.45% ...........................................            511,180          0.563             287,988

Lord Abbett Series Fund, Inc. ................................................
  Growth and Income Portfolio
    Separate Account Charges 0.15% ...........................................               --            1.255                --
    Separate Account Charges 0.20% ...........................................              1,830          1.254               2,296
    Separate Account Charges 0.25% ...........................................             24,187          1.254              30,330
    Separate Account Charges 0.45% ...........................................              1,934          1.252               2,422
Mid-Cap Value Portfolio
    Separate Account Charges 0.15% ...........................................               --            1.270                --
    Separate Account Charges 0.20% ...........................................               --            1.270                --
    Separate Account Charges 0.25% ...........................................             22,732          1.269              28,853
    Separate Account Charges 0.45% ...........................................              1,818          1.268               2,304

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
PIMCO Variable Insurance Trust
  Real Return Portfolio - Administrative Class
    Separate Account Charges 0.15% ........................................                --            $1.057          $      --
    Separate Account Charges 0.20% ........................................             166,032           1.056              175,366
    Separate Account Charges 0.25% ........................................              42,892           1.056               45,288
    Separate Account Charges 0.45% ........................................              23,526           1.054               24,807
  Total Return Portfolio - Administrative Class
    Separate Account Charges 0.15% ........................................           4,120,100           1.199            4,941,243
    Separate Account Charges 0.20% ........................................          53,332,417           1.214           64,722,874
    Separate Account Charges 0.25% ........................................           3,350,227           1.212            4,060,287
    Separate Account Charges 0.45% ........................................           1,268,999           1.205            1,529,780

Pioneer Variable Contracts Trust
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 0.15% ........................................                --             1.148                 --
    Separate Account Charges 0.20% ........................................             872,487           1.147            1,000,595
    Separate Account Charges 0.25% ........................................              19,744           1.146               22,623
    Separate Account Charges 0.45% ........................................              51,935           1.142               59,293

Putnam Variable Trust
  Putnam VT Discovery Growth Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                --             0.761                 --
    Separate Account Charges 0.20% ........................................             384,401           0.766              294,411
    Separate Account Charges 0.25% ........................................              57,983           0.765               44,348
    Separate Account Charges 0.45% ........................................               4,654           0.761                3,541
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                --             0.954                 --
    Separate Account Charges 0.20% ........................................          14,584,650           0.917           13,380,664
    Separate Account Charges 0.25% ........................................              58,200           0.916               53,325
    Separate Account Charges 0.45% ........................................             487,140           0.911              443,957
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                --             1.266                 --
    Separate Account Charges 0.20% ........................................           7,488,234           1.352           10,126,919
    Separate Account Charges 0.25% ........................................           2,500,362           1.351            3,376,947
    Separate Account Charges 0.45% ........................................             291,269           1.343              391,286

Salomon Brothers Variable Series Funds Inc. ...............................
  All Cap Fund - Class I
    Separate Account Charges 0.15% ........................................                --             0.985                 --
    Separate Account Charges 0.20% ........................................           4,071,108           1.149            4,675,978
    Separate Account Charges 0.25% ........................................             367,542           1.375              505,527
    Separate Account Charges 0.45% ........................................             451,457           1.364              615,810
  Investors Fund - Class I
    Separate Account Charges 0.15% ........................................           4,290,776           0.952            4,084,320
    Separate Account Charges 0.20% ........................................          13,420,571           1.082           14,519,173
    Separate Account Charges 0.25% ........................................           1,449,909           1.197            1,735,449
    Separate Account Charges 0.45% ........................................             854,002           1.187            1,013,520
  Strategic Bond Fund - Class I
    Separate Account Charges 0.15% ........................................                --             1.267                 --
    Separate Account Charges 0.20% ........................................             834,778           1.375            1,147,682
    Separate Account Charges 0.25% ........................................             144,744           1.429              206,894
    Separate Account Charges 0.45% ........................................           1,936,005           1.417            2,743,492

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
Salomon Brothers Variable Series Funds Inc. (continued)
  Total Return Fund - Class I
    Separate Account Charges 0.15% ........................................                --            $1.068          $      --
    Separate Account Charges 0.20% ........................................             264,078           1.138              300,650
    Separate Account Charges 0.25% ........................................              16,515           1.154               19,055
    Separate Account Charges 0.45% ........................................               1,329           1.145                1,522

Scudder Investment VIT Funds
  Scudder VIT EAFE(r) Equity Index Fund - Class A Shares
    Separate Account Charges 0.15% ........................................           2,309,307           0.907            2,095,491
    Separate Account Charges 0.20% ........................................           7,755,502           0.656            5,088,908
    Separate Account Charges 0.25% ........................................           2,103,329           0.737            1,549,114
    Separate Account Charges 0.45% ........................................             441,365           0.730              322,385
  Scudder VIT Small Cap Index Fund - Class A Shares
    Separate Account Charges 0.15% ........................................                --             1.126                 --
    Separate Account Charges 0.20% ........................................          16,836,826           0.998           16,795,166
    Separate Account Charges 0.25% ........................................           1,548,643           1.347            2,086,353
    Separate Account Charges 0.45% ........................................              44,753           1.336               59,782

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 0.15% ........................................                --             1.128                 --
    Separate Account Charges 0.20% ........................................           2,198,229           1.195            2,627,446
    Separate Account Charges 0.25% ........................................               8,206           1.374               11,279
    Separate Account Charges 0.45% ........................................              45,392           1.363               61,875
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 0.15% ........................................           2,949,145           1.099            3,242,472
    Separate Account Charges 0.20% ........................................          13,674,476           1.127           15,410,049
    Separate Account Charges 0.25% ........................................              55,349           1.418               78,496
    Separate Account Charges 0.45% ........................................              11,670           1.406               16,413
  Equity Income Portfolio
    Separate Account Charges 0.15% ........................................           3,083,693           1.063            3,279,024
    Separate Account Charges 0.20% ........................................          20,648,631           1.116           23,042,317
    Separate Account Charges 0.25% ........................................           3,741,597           1.208            4,518,379
    Separate Account Charges 0.45% ........................................             470,069           1.197              562,852
  Large Cap Portfolio
    Separate Account Charges 0.15% ........................................                --             0.852                 --
    Separate Account Charges 0.20% ........................................          28,544,441           0.622           17,755,662
    Separate Account Charges 0.25% ........................................           2,667,603           0.808            2,156,666
    Separate Account Charges 0.45% ........................................             970,473           0.802              777,961
  Lazard International Stock Portfolio
    Separate Account Charges 0.15% ........................................                --             0.942                 --
    Separate Account Charges 0.20% ........................................           9,349,671           0.759            7,093,811
    Separate Account Charges 0.25% ........................................           2,479,176           0.785            1,945,007
    Separate Account Charges 0.45% ........................................             453,418           0.778              352,675

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
The Travelers Series Trust (continued)
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 0.15% ..................................                  --              $0.788            $      --
    Separate Account Charges 0.20% ..................................             1,389,987             0.587                816,359
    Separate Account Charges 0.25% ..................................                 2,604             0.748                  1,947
    Separate Account Charges 0.45% ..................................                18,198             0.742                 13,495
  MFS Emerging Growth Portfolio
    Separate Account Charges 0.15% ..................................                  --               0.714                   --
    Separate Account Charges 0.20% ..................................            27,130,799             0.363              9,852,260
    Separate Account Charges 0.25% ..................................             3,944,305             0.654              2,580,486
    Separate Account Charges 0.45% ..................................             1,344,950             0.649                872,340
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 0.15% ..................................                  --               0.557                   --
    Separate Account Charges 0.20% ..................................            19,966,692             0.489              9,754,930
    Separate Account Charges 0.25% ..................................               100,840             0.760                 76,612
    Separate Account Charges 0.45% ..................................               703,010             0.753                529,677
  Social Awareness Stock Portfolio
    Separate Account Charges 0.15% ..................................                  --               0.863                   --
    Separate Account Charges 0.20% ..................................             1,605,964             0.800              1,285,449
    Separate Account Charges 0.25% ..................................                    20             0.837                     17
    Separate Account Charges 0.45% ..................................                 9,333             0.831                  7,753
  Strategic Stock Portfolio
    Separate Account Charges 0.15% ..................................                  --               0.928                   --
    Separate Account Charges 0.20% ..................................                  --               1.157                   --
    Separate Account Charges 0.25% ..................................                  --               1.085                   --
    Separate Account Charges 0.45% ..................................                  --               1.081                   --
  Travelers Quality Bond Portfolio
    Separate Account Charges 0.15% ..................................             1,138,099             1.148              1,306,039
    Separate Account Charges 0.20% ..................................            19,921,057             1.162             23,145,887
    Separate Account Charges 0.25% ..................................             2,929,966             1.160              3,399,775
    Separate Account Charges 0.45% ..................................             1,160,373             1.154              1,339,245
  U.S. Government Securities Portfolio
    Separate Account Charges 0.15% ..................................                  --               1.212                   --
    Separate Account Charges 0.20% ..................................            14,146,714             1.366             19,321,002
    Separate Account Charges 0.25% ..................................             1,495,269             1.375              2,055,849
    Separate Account Charges 0.45% ..................................             2,066,171             1.364              2,817,362

Travelers Series Fund Inc. ..........................................
  AIM Capital Appreciation Portfolio
    Separate Account Charges 0.15% ..................................                  --               0.873                   --
    Separate Account Charges 0.20% ..................................            11,821,472             0.551              6,511,113
    Separate Account Charges 0.25% ..................................             1,870,301             0.904              1,691,244
    Separate Account Charges 0.45% ..................................               165,686             0.897                148,551
  MFS Total Return Portfolio
    Separate Account Charges 0.15% ..................................             2,618,027             1.081              2,829,917
    Separate Account Charges 0.20% ..................................            16,915,987             1.288             21,793,979
    Separate Account Charges 0.25% ..................................             2,141,679             1.312              2,810,099
    Separate Account Charges 0.45% ..................................               699,703             1.301                910,300
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 0.15% ..................................                  --               1.101                   --
    Separate Account Charges 0.20% ..................................               961,785             1.099              1,057,429
    Separate Account Charges 0.25% ..................................                35,271             1.098                 38,734
    Separate Account Charges 0.45% ..................................                55,565             1.093                 60,745

                                                                                                     DECEMBER 31, 2003
                                                                                      ----------------------------------------------
                                                                                                          UNIT
                                                                                         UNITS            VALUE          NET ASSETS
                                                                                      ----------         -------        ------------
Travelers Series Fund Inc. (continued)
  Smith Barney International All Cap Growth Portfolio
    Separate Account Charges 0.15% .......................................                  --            $0.788          $     --
    Separate Account Charges 0.20% .......................................               184,206           0.489              90,000
    Separate Account Charges 0.25% .......................................                14,722           0.644               9,485
    Separate Account Charges 0.45% .......................................             1,306,430           0.639             834,734
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 0.15% .......................................                  --             1.030                --
    Separate Account Charges 0.20% .......................................             5,305,154           0.811           4,303,327
    Separate Account Charges 0.25% .......................................               544,094           0.991             539,240
    Separate Account Charges 0.45% .......................................               161,458           0.983             158,694
  Strategic Equity Portfolio
    Separate Account Charges 0.15% .......................................             1,327,955           0.752             998,670
    Separate Account Charges 0.20% .......................................             7,095,562           0.584           4,144,665
    Separate Account Charges 0.25% .......................................             3,718,861           0.781           2,906,056
    Separate Account Charges 0.45% .......................................               128,829           0.775              99,821
  Van Kampen Enterprise Portfolio
    Separate Account Charges 0.15% .......................................                  --             0.823                --
    Separate Account Charges 0.20% .......................................             3,350,030           0.505           1,690,753
    Separate Account Charges 0.25% .......................................                    23           0.695                  16
    Separate Account Charges 0.45% .......................................                82,326           0.689              56,702

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Separate Account Charges 0.15% .......................................                  --             1.052                --
    Separate Account Charges 0.20% .......................................               560,103           0.956             535,295
    Separate Account Charges 0.25% .......................................             1,775,235           1.043           1,851,209
    Separate Account Charges 0.45% .......................................               264,307           1.034             273,330
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 0.15% .......................................               905,481           1.098             994,101
    Separate Account Charges 0.20% .......................................             4,062,015           0.938           3,808,366
    Separate Account Charges 0.25% .......................................               105,832           0.936              99,041
    Separate Account Charges 0.45% .......................................               116,578           0.929             108,301

Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 0.15% .......................................                  --             1.263                --
    Separate Account Charges 0.20% .......................................             3,059,190           1.289           3,942,903
    Separate Account Charges 0.25% .......................................                99,327           1.287             127,850
    Separate Account Charges 0.45% .......................................                 7,974           1.280              10,209
                                                                                                                        ------------
Net Contract Owners' Equity ..............................................                                              $787,110,642
                                                                                                                        ============

5. STATEMENT OF INVESTMENTS

                                                                                        FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               -----------------------------------------------------
INVESTMENTS                                                                      NO. OF        MARKET       COST OF      PROCEEDS
                                                                                 SHARES        VALUE       PURCHASES     FROM SALES
                                                                               ----------   ------------   -----------   -----------
CAPITAL APPRECIATION FUND (3.1%)
    Total (Cost $25,571,641) ..................................................   438,270   $ 24,284,524   $ 9,957,857   $ 9,569,243
                                                                               ----------   ------------   -----------   -----------

DREYFUS STOCK INDEX FUND - INTIAL SHARES (1.5%)
    Total (Cost $9,599,137) ...................................................   412,928     11,735,414     5,691,621     2,385,443
                                                                               ----------   ------------   -----------   -----------

HIGH YIELD BOND TRUST (3.8%)
    Total (Cost $28,009,217) .................................................. 3,063,443     29,899,207    14,535,942     4,525,723
                                                                               ----------   ------------   -----------   -----------

MONEY MARKET PORTFOLIO (17.2%)
    Total (Cost $135,690,362) .................................................35,690,362    135,690,362    91,865,434    73,434,187
                                                                               ----------   ------------   -----------   -----------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (1.4%)
  AllianceBernstein Growth and Income Portfolio - Class B (Cost $186,343) .....     9,995        216,099       307,632       132,842
  AllianceBernstein Premier Growth Portfolio - Class B (Cost $9,367,411) ......   497,550     10,612,747     6,091,722     3,424,136
                                                                               ----------   ------------   -----------   -----------
    Total (Cost $9,553,754) ...................................................   507,545     10,828,846     6,399,354     3,556,978
                                                                               ----------   ------------   -----------   -----------

AMERICAN CENTURY VARIABLE PRODUCTS, INC. (0.7%)
  VP Ultra Fund - Class I
    Total (Cost $5,661,916) ...................................................   616,887      5,663,026     2,088,090       726,715
                                                                               ----------   ------------   -----------   -----------

AMERICAN FUNDS INSURANCE SERIES (3.2%)
  Global Growth Fund - Class 2 Shares (Cost $3,290,817) .......................   274,141      4,180,647     3,955,257       662,122
  Growth Fund - Class 2 Shares (Cost $11,399,191) .............................   307,711     14,000,862    13,001,806     1,675,422
  Growth-Income Fund - Class 2 Shares (Cost $5,857,781) .......................   199,980      6,695,345     5,508,546     1,492,159
                                                                               ----------   ------------   -----------   -----------
    Total (Cost $20,547,789) ..................................................   781,832     24,876,854    22,465,609     3,829,703
                                                                               ----------   ------------   -----------   -----------

CREDIT SUISSE TRUST (0.7%)
  Emerging Markets Portfolio
    Total (Cost $4,947,785) ...................................................   534,666      5,683,495     3,733,795     1,760,363
                                                                               ----------   ------------   -----------   -----------

DELAWARE VIP TRUST (2.5%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $16,026,568) .................................................. 1,308,055     19,803,960    12,743,887     3,747,124
                                                                               ----------   ------------   -----------   -----------

DREYFUS VARIABLE INVESTMENT FUND (3.7%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $8,212,315) .......   254,838      8,771,540     4,976,501     1,940,601
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $17,672,424)    545,625     20,400,927    12,979,688     4,617,823
                                                                               ----------   ------------   -----------   -----------
    Total (Cost $25,884,739) ..................................................   800,463     29,172,467    17,956,189     6,558,424
                                                                               ----------   ------------   -----------   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (1.6%)
  Franklin Small Cap Fund - Class 2 Shares (Cost $9,669,986) ..................   636,506     11,094,302     6,069,699     1,678,807
  Templeton Developing Markets Securities Fund - Class 2 Shares (Cost $343,961)    54,129        383,771       409,625        70,919
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $1,062,328) ........   106,297      1,301,070     1,490,340       437,248
                                                                               ----------   ------------   -----------   -----------
    Total (Cost $11,076,275) ..................................................   796,932     12,779,143     7,969,664     2,186,974
                                                                               ----------   ------------   -----------   -----------

GREENWICH STREET SERIES FUND (8.5%)
  Equity Index Portfolio - Class I Shares (Cost $59,683,186) .................. 2,341,792     63,485,983    27,189,198    17,783,586
  Fundamental Value Portfolio (Cost $3,096,839) ...............................   185,272      3,720,269     2,187,404       527,946
                                                                               ----------   ------------   -----------   -----------
    Total (Cost $62,780,025) .................................................. 2,527,064     67,206,252    29,376,602    18,311,532
                                                                               ----------   ------------   -----------   -----------

                                                                                        FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               -----------------------------------------------------
INVESTMENTS                                                                      NO. OF        MARKET       COST OF      PROCEEDS
                                                                                 SHARES        VALUE       PURCHASES     FROM SALES
                                                                               ----------   ------------   -----------   -----------
JANUS ASPEN SERIES (2.2%)
  Balanced Portfolio - Service Shares (Cost $9,921,367) ..................      446,212   $ 10,628,775   $ 6,988,803   $ 4,548,536
  Global Technology Portfolio - Service Shares (Cost $747,449) ...........      243,870        860,861     1,155,695       675,522
  Worldwide Growth Portfolio - Service Shares (Cost $5,872,778) ..........      237,359      6,100,135     2,407,554     2,076,855
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $16,541,594) .............................................      927,441     17,589,771    10,552,052     7,300,913
                                                                             ----------   ------------   -----------   -----------

LORD ABBETT SERIES FUND, INC. (0.0%)
  Growth and Income Portfolio (Cost $32,166) .............................        1,429         35,050        61,987        30,473
  Mid-Cap Value Portfolio (Cost $29,104) .................................        1,829         31,159        29,855           760
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $61,270) .................................................        3,258         66,209        91,842        31,233
                                                                             ----------   ------------   -----------   -----------

PIMCO Variable Insurance Trust (9.6%)
  Real Return Portfolio - Administrative Class (Cost $243,561) ...........       19,860        245,470       283,620        40,574
  Total Return Portfolio - Administrative Class (Cost $74,355,753) .......    7,264,121     75,256,295    51,137,455    10,950,010
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $74,599,314) .............................................    7,283,981     75,501,765    51,421,075    10,990,584
                                                                             ----------   ------------   -----------   -----------

PIONEER VARIABLE CONTRACTS TRUST (0.1%)
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Total (Cost $953,667) ................................................       53,275      1,082,543     1,078,156       135,115
                                                                             ----------   ------------   -----------   -----------

PUTNAM VARIABLE TRUST (3.6%)
  Putnam VT Discovery Growth Fund - Class IB Shares (Cost $327,540) ......       74,093        342,311       453,968       193,554
  Putnam VT International Equity Fund - Class IB Shares (Cost $11,537,758)    1,080,026     13,878,335    12,423,094     5,548,736
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $10,976,701) ....      766,864     13,895,576     7,116,922     1,674,629
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $22,841,999) .............................................    1,920,983     28,116,222    19,993,984     7,416,919
                                                                             ----------   ------------   -----------   -----------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (4.0%)
  All Cap Fund - Class I (Cost $5,083,340) ...............................      371,159      5,797,496     3,820,252     1,690,054
  Investors Fund - Class I (Cost $19,290,761) ............................    1,682,669     21,353,068    11,168,779     3,707,132
  Strategic Bond Fund - Class I (Cost $3,968,737) ........................      376,334      4,098,278     2,297,150     1,095,751
  Total Return Fund - Class I (Cost $295,915) ............................       29,882        321,236       570,925       539,737
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $28,638,753) .............................................    2,460,044     31,570,078    17,857,106     7,032,674
                                                                             ----------   ------------   -----------   -----------

SCUDDER INVESTMENT VIT FUNDS (3.6%)
  Scudder VIT EAFE(R) Equity Index Fund - Class A Shares (Cost $8,287,891)    1,103,063      9,056,150     5,368,543     4,389,822
  Scudder VIT Small Cap Index Fund - Class A Shares (Cost $16,062,710) ...    1,547,537     18,941,849     9,574,685     2,583,938
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $24,350,601) .............................................    2,650,600     27,997,999    14,943,228     6,973,760
                                                                             ----------   ------------   -----------   -----------

THE TRAVELERS SERIES TRUST (20.7%)
  Convertible Securities Portfolio (Cost $2,426,268) .....................      227,521      2,700,676     2,887,681     1,393,405
  Disciplined Mid Cap Stock Portfolio (Cost $15,777,712) .................    1,071,922     18,747,920    11,316,680     3,104,767
  Equity Income Portfolio (Cost $27,709,824) .............................    1,892,915     31,403,468    12,417,985     4,910,696
  Large Cap Portfolio (Cost $20,439,695) .................................    1,569,871     20,690,906     9,147,159     4,561,072
  Lazard International Stock Portfolio (Cost $9,304,881) .................      938,240      9,391,780     4,158,588     4,156,948
  Merrill Lynch Large Cap Core Portfolio (Cost $848,927) .................      105,965        831,824       251,247       411,587
  MFS Emerging Growth Portfolio (Cost $16,135,039) .......................    1,423,049     13,305,511     4,531,694     3,697,273
  MFS Mid Cap Growth Portfolio (Cost $9,865,206) .........................    1,506,035     10,361,520     7,225,813     3,535,447
  Social Awareness Stock Portfolio (Cost $1,177,258) .....................       56,131      1,293,254       747,608       288,306
  Travelers Quality Bond Portfolio (Cost $29,804,864) ....................    2,604,088     29,191,827    11,347,968     8,612,687
  U.S. Government Securities Portfolio (Cost $25,259,948) ................    1,921,765     24,195,017    15,504,447    14,168,082
                                                                             ----------   ------------   -----------   -----------
    Total (Cost $158,749,622) ............................................   13,317,502    162,113,703    79,536,870    48,840,270
                                                                             ----------   ------------   -----------   -----------

                                                                                        FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               -----------------------------------------------------
INVESTMENTS                                                                      NO. OF        MARKET       COST OF      PROCEEDS
                                                                                 SHARES        VALUE       PURCHASES     FROM SALES
                                                                               ----------   ------------   -----------   -----------
TRAVELERS SERIES FUND INC. (6.8%)
  AIM Capital Appreciation Portfolio (Cost $8,318,112) ...............        830,136   $  8,351,166   $  3,996,132   $ 3,394,504
  MFS Total Return Portfolio (Cost $27,341,528) ......................      1,747,541     28,345,113     13,175,028     4,450,916
  Smith Barney Aggressive Growth Portfolio (Cost $1,008,832) .........         95,143      1,156,942      1,858,507     1,310,541
  Smith Barney International All Cap Growth Portfolio (Cost $987,603)          84,169        934,272        553,549       998,694
  Smith Barney Large Capitalization Growth Portfolio (Cost $4,216,471)        348,045      5,001,404      4,054,432     1,654,911
  Strategic Equity Portfolio (Cost $8,717,600) .......................        505,236      8,149,461      2,485,643     4,176,956
  Van Kampen Enterprise Portfolio (Cost $1,867,937) ..................        152,755      1,747,520        800,349       700,587
                                                                         ------------   ------------   ------------   -----------
    Total (Cost $52,458,083) .........................................      3,763,025     53,685,878     26,923,640    16,687,109
                                                                         ------------   ------------   ------------   -----------

VARIABLE INSURANCE PRODUCTS FUND II (1.0%)
  Asset Manager Portfolio - Initial Class (Cost $2,511,029) ..........        183,951      2,659,929      1,844,421     1,581,067
  Contrafund(R) Portfolio - Service Class 2 (Cost $4,275,806) ........        218,489      5,009,943      3,481,202     1,344,628
                                                                         ------------   ------------   ------------   -----------
    Total (Cost $6,786,835) ..........................................        402,440      7,669,872      5,325,623     2,925,695
                                                                         ------------   ------------   ------------   -----------

VARIABLE INSURANCE PRODUCTS FUND III (0.5%)
  Mid Cap Portfolio - Service Class 2
    Total (Cost $3,244,157) ..........................................        170,258      4,081,076      3,964,098     1,630,265
                                                                         ------------   ------------   ------------   -----------

TOTAL INVESTMENTS (100%)
  (COST $744,575,103) ................................................                  $787,098,666   $456,471,718  $240,556,946
                                                                                        ============   ============  ============

6. FINANCIAL HIGHLIGHTS

                                          YEAR                  UNIT VALUE       NET    INVESTMENT(1) RATIO(2)      TOTAL RETURN(3)
                                          ENDED      UNITS      LOWEST TO       ASSETS    INCOME      LOWEST TO        LOWEST TO
                                          DEC 31     (000S)     HIGHEST ($)     ($000S)   RATIO(%)    HIGHEST (%)     HIGHEST (%)
                                          ------     ------    -------------    ------- ------------ -----------   ----------------
CAPITAL APPRECIATION FUND                  2003      46,240    0.437 - 0.789     24,284     0.05     0.15 - 0.45       7.64 - 24.86
                                           2002      46,882    0.350 - 0.573     18,779     1.53     0.20 - 0.45   (25.52) - (25.29)
                                           2001      36,814    0.469 - 0.767     26,152     0.47     0.20 - 0.45   (28.72) - (26.14)
                                                                                                  -
DREYFUS STOCK INDEX FUND - INTIAL SHARES   2003       9,504    1.230 - 1.235     11,735     1.50     0.20 - 0.45       0.24 - 28.11
                                           2002       6,526            0.964      6,290     0.79            0.20              10.93

HIGH YIELD BOND TRUST                      2003      20,269    1.361 - 1.500     29,898     9.05     0.15 - 0.45       6.75 - 28.86
                                           2002      14,099    1.154 - 1.165     16,287    16.60     0.20 - 0.45        4.14 - 4.39
                                           2001       8,750    1.106 - 1.116      9,720     6.23     0.20 - 0.45        5.08 - 9.40

MONEY MARKET PORTFOLIO                     2003     122,702    1.034 - 1.133    135,721     0.78     0.15 - 0.45        0.27 - 0.68
                                           2002     106,734    1.027 - 1.127    117,295     1.37     0.15 - 0.45        0.79 - 1.20
                                           2001      77,764    1.084 - 1.114     85,319     3.53     0.20 - 0.45        3.24 - 3.53
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Growth and Income
    Portfolio - Class B                    2003         216    0.998 - 1.002        216     0.71     0.20 - 0.45       0.30 - 23.86
  AllianceBernstein Premier Growth
    Portfolio - Class B                    2003      14,253    0.740 - 0.745     10,612        -     0.20 - 0.45       0.27 - 23.14
                                           2002      10,440    0.602 - 0.605      6,314        -     0.20 - 0.45   (31.48) - (28.67)
AMERICAN CENTURY VARIABLE PRODUCTS, INC.
  VP Ultra Fund - Class I                  2003       6,255            0.905      5,663        -            0.20              24.66
                                           2002       4,697            0.726      3,411     0.19            0.20             (22.93)
                                           2001       2,767            0.942      2,606        -            0.20              (4.07)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares      2003       3,611    1.152 - 1.158      4,181     0.41     0.20 - 0.45       0.26 - 34.97
                                           2002           -    0.855 - 0.858          -        -     0.20 - 0.45    (14.80) - 14.46

  Growth Fund - Class 2 Shares             2003      13,618    1.023 - 1.029     14,000     0.15     0.15 - 0.45       0.10 - 36.22
                                           2002          23            0.751         17     0.04            0.45             (20.53)

  Growth-Income Fund - Class 2 Shares      2003       6,149    1.084 - 1.089      6,695     1.49     0.20 - 0.45      31.87 - 32.16
                                           2002       1,853    0.822 - 0.824      1,527     1.13     0.20 - 0.45   (16.94) - (14.91)
CREDIT SUISSE TRUST
  Emerging Markets Portfolio               2003       7,545    0.725 - 0.997      5,683        -     0.20 - 0.45      42.30 - 42.72
                                           2002       4,586    0.508 - 0.700      2,448     0.23     0.20 - 0.45    (17.93) - (4.11)
                                           2001       1,249            0.790        986        -            0.45             (10.02)
DELAWARE VIP TRUST
  Delaware VIP REIT Series -
  Standard Class                           2003      10,371    1.476 - 1.970     19,803     2.24     0.15 - 0.45      10.73 - 33.74
                                           2002       4,644    1.452 - 1.473      6,837     1.12     0.20 - 0.45        4.01 - 4.36
                                           2001       1,585    1.396 - 1.412      2,220     2.02     0.20 - 0.45       8.30 - 11.97
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -     2003       9,741    0.896 - 0.936      8,771     1.72     0.20 - 0.45      10.38 - 20.92
    Initial Shares
                                           2002       6,029    0.741 - 0.770      4,523     1.27     0.20 - 0.45   (17.03) - (16.93)
                                           2001       3,647    0.892 - 0.928      3,327     1.18     0.20 - 0.45     (9.73) - (9.26)
Dreyfus VIF Developing Leaders             2003      20,307    0.967 - 1.273     20,400     0.04     0.15 - 0.45      31.15 - 31.51
    Portfolio - Initial Shares
                                           2002       9,951    0.736 - 0.969      7,615     0.05     0.15 - 0.45   (24.33) - (19.21)
                                           2001       5,606    0.911 - 1.196      5,638     0.32     0.20 - 0.45     (6.56) - (6.37)

                                          YEAR                  UNIT VALUE       NET    INVESTMENT(1) RATIO(2)      TOTAL RETURN(3)
                                          ENDED      UNITS      LOWEST TO       ASSETS    INCOME      LOWEST TO        LOWEST TO
                                          DEC 31     (000S)     HIGHEST ($)     ($000S)   RATIO(%)    HIGHEST (%)     HIGHEST (%)
                                          ------     ------    -------------    ------- ------------ -----------   ----------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund -
  Class 2 Shares                           2003     14,731     0.685 - 0.915    11,094       --      0.15 - 0.45      36.45 - 37.03
                                           2002      8,614     0.502 - 0.668     4,464     0.28      0.15 - 0.45   (29.00) - (22.42)
                                           2001      1,651     0.707 - 0.709     1,171     0.34      0.20 - 0.45    (17.65) - 14.54
  Templeton Developing Markets             2003        257     1.490 - 1.493       384       -       0.20 - 0.45       1.43 - 28.15
    Securities Fund - Class 2 Shares
  Templeton Foreign Securities Fund -      2003      1,240     1.045 - 1.050     1,301     1.61      0.20 - 0.45       1.16 - 28.36
    Class 2 Shares
GREENWICH STREET SERIES FUND
  Equity Index Portfolio -
  Class I Shares                           2003     78,889     0.760 - 0.915    63,484     1.49      0.15 - 0.45      27.57 - 27.81
                                           2002     68,892     0.595 - 0.716    42,279     2.64      0.15 - 0.45   (22.52) - (17.13)
                                           2001     26,331     0.766 - 0.870    21,775     0.98      0.20 - 0.45   (12.53) - (12.26)

  Fundamental Value Portfolio              2003      2,908     1.273 - 1.280     3,720     0.86      0.20 - 0.45      38.07 - 38.38
                                           2002      1,437     0.922 - 0.925     1,329     1.30      0.20 - 0.45   (19.70) - (19.43)
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares      2003     10,728     0.974 - 1.030    10,628     1.90      0.15 - 0.45       0.10 - 13.51
                                           2002      8,149     0.860 - 0.866     7,057     2.79      0.20 - 0.45     (7.13) - (6.88)
                                           2001      1,175             0.930     1,092     1.53             0.20              (6.44)

  Global Technology Portfolio -            2003      2,359     0.362 - 0.365       861        -      0.20 - 0.45       0.55 - 46.00
    Service Shares                         2002        752     0.248 - 0.250       188        -      0.20 - 0.45   (41.23) - (41.04)
                                           2001        504             0.424       213     0.83             0.20             (42.63)

  Worldwide Growth Portfolio -             2003      9,305     0.563 - 0.789     6,100     0.83      0.15 - 0.45       8.68 - 33.33
    Service Shares                         2002     10,172     0.458 - 0.461     4,683     0.65      0.20 - 0.45   (26.01) - (25.76)
                                           2001      6,972     0.619 - 0.621     4,330     0.32      0.20 - 0.45   (22.91) - (22.76)
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio              2003         28     1.252 - 1.254        35     0.64      0.20 - 0.45       0.32 - 17.20

  Mid-Cap Value Portfolio                  2003         25     1.268 - 1.269        31     0.52      0.25 - 0.45        0.24 - 8.84
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio -                  2003        232     1.054 - 1.056       245     0.29      0.20 - 0.45        0.00 - 6.56
    Administrative Class
  Total Return Portfolio -                 2003     62,072     1.199 - 1.214    75,254     2.78      0.15 - 0.45        4.51 - 4.90
    Administrative Class                   2002     29,975     1.143 - 1.158    34,665     4.05      0.15 - 0.45        0.09 - 8.83
                                           2001      3,164             1.064     3,365     2.95             0.20               6.19
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid Cap Value VCT Portfolio -    2003        944     1.142 - 1.147     1,083     0.25      0.20 - 0.45       0.09 - 32.60
    Class II Shares
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund -        2003        447     0.761 - 0.766       342       --      0.20 - 0.45     (0.26) - 31.84
    Class IB Shares
                                           2002         85             0.581        49       --             0.20                  -
  Putnam VT International Equity Fund -    2003     15,130     0.911 - 0.917    13,878     0.57      0.20 - 0.45       1.66 - 28.25
    Class IB Shares
                                           2002      5,842     0.712 - 0.715     4,179     0.25      0.20 - 0.45   (17.82) - (12.32)
                                           2001         15             0.870        13       --             0.20               2.72
  Putnam VT Small Cap Value Fund - Class   2003     10,280     1.343 - 1.352    13,895     0.27      0.20 - 0.45      48.89 - 49.28
    IB Shares
                                           2002      5,224     0.902 - 0.906     4,722     0.13      0.20 - 0.45   (25.21) - (18.38)
                                           2001          3             1.110         3       --             0.20               7.14

                                          YEAR                  UNIT VALUE       NET    INVESTMENT(1) RATIO(2)      TOTAL RETURN(3)
                                          ENDED      UNITS      LOWEST TO       ASSETS    INCOME      LOWEST TO        LOWEST TO
                                          DEC 31     (000S)     HIGHEST ($)     ($000S)   RATIO(%)    HIGHEST (%)     HIGHEST (%)
                                          ------     ------    -------------    ------- ------------ -----------   ----------------
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  All Cap Fund - Class I                   2003      4,890     1.149 - 1.375     5,797     0.34      0.20 - 0.45      38.34 - 38.77
                                           2002      2,760     0.828 - 0.992     2,455     0.44      0.20 - 0.45   (25.36) - (22.62)
                                           2001      1,574     1.107 - 1.321     1,959     0.78      0.20 - 0.45      (2.29) - 1.46

 Investors Fund - Class I                  2003     20,015     0.952 - 1.197    21,352     1.85      0.15 - 0.45      31.74 - 32.22
                                           2002     11,977     0.720 - 0.907     9,862     1.34      0.15 - 0.45   (23.38) - (21.14)
                                           2001      7,788     1.067 - 1.181     9,106     0.87      0.20 - 0.45     (8.18) - (4.55)

  Strategic Bond Fund - Class I            2003      2,916     1.267 - 1.429     4,098     5.77      0.15 - 0.45       3.48 - 12.98
                                           2002      2,216     1.217 - 1.257     2,767     4.74      0.20 - 0.45        8.36 - 8.66
                                           2001      1,962     1.120 - 1.160     2,265     5.48      0.20 - 0.45        6.42 - 6.67

  Total Return Fund - Class I              2003        282     1.138 - 1.154       321     1.40      0.20 - 0.45       0.35 - 15.65
                                           2002        239     0.984 - 0.992       235     7.23      0.20 - 0.45      (7.29) - 0.10
                                           2001          1             1.070         1     2.13             0.45              (1.29)
SCUDDER INVESTMENT VIT FUNDS
  Scudder VIT EAFE(R) Equity Index Fund -
    Class A Shares                         2003     12,610     0.656 - 0.907     9,056     3.33      0.15 - 0.45       4.10 - 33.19
                                           2002     12,725     0.493 - 0.681     6,486     1.41      0.15 - 0.45   (21.99) - (21.54)
                                           2001      8,650     0.630 - 0.705     5,649        -      0.20 - 0.45   (25.00) - (24.82)

  Scudder VIT Small Cap Index Fund -
    Class A Shares                         2003     18,430     0.998 - 1.347    18,941     0.83      0.20 - 0.45      45.85 - 46.12
                                           2002     10,631     0.683 - 0.922     7,608     0.77      0.20 - 0.45   (20.97) - (20.67)
                                           2001      6,919     0.861 - 1.164     7,500     0.84      0.20 - 0.45        1.39 - 1.89

THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio         2003      2,252     1.195 - 1.374     2,701     3.74      0.20 - 0.45       0.15 - 25.92
                                           2002        800     0.949 - 1.084       795     4.80      0.20 - 0.45     (7.43) - (7.14)
                                           2001      2,554     1.022 - 1.171     2,958     2.63      0.20 - 0.45     (3.86) - (1.26)

  Disciplined Mid Cap Stock Portfolio      2003     16,691     1.099 - 1.418    18,747     0.37      0.15 - 0.45     (0.63) - 33.53
                                           2002      7,869     0.844 - 1.056     6,643     0.66      0.20 - 0.45   (14.70) - (14.49)
                                           2001      4,262     0.987 - 1.238     4,325     0.42      0.20 - 0.45     (4.48) - (1.60)

  Equity Income Portfolio                  2003     27,944     1.063 - 1.208    31,403     1.12      0.15 - 0.45       7.48 - 30.99
                                           2002     20,686     0.852 - 0.923    17,902     1.28      0.20 - 0.45   (14.30) - (14.14)
                                           2001     10,890     0.993 - 1.075    11,367     1.35      0.20 - 0.45     (7.04) - (5.54)

  Large Cap Portfolio                      2003     32,183     0.622 - 0.808    20,690     0.48      0.20 - 0.45      24.15 - 24.40
                                           2002     24,594     0.500 - 0.650    12,741     0.58      0.20 - 0.45   (23.10) - (22.96)
                                           2001     13,335     0.649 - 0.844    10,937     0.59      0.20 - 0.45   (17.73) - (16.35)

  Lazard International Stock Portfolio     2003     12,282     0.759 - 0.785     9,391     2.01      0.20 - 0.45      27.96 - 28.43
                                           2002     12,833     0.591 - 0.612     7,643     2.14      0.20 - 0.45   (13.27) - (13.07)
                                           2001     10,929     0.681 - 0.704     7,653     0.17      0.20 - 0.45   (26.52) - (25.11)

  Merrill Lynch Large Cap Core Portfolio   2003      1,411     0.587 - 0.748       832     0.69      0.20 - 0.45     (0.13) - 20.78
                                           2002      1,740     0.486 - 0.615       851     0.89      0.20 - 0.45   (25.45) - (25.23)
                                           2001        660     0.650 - 0.825       489     0.05      0.20 - 0.45   (22.83) - (22.62)

                                          YEAR                  UNIT VALUE       NET    INVESTMENT(1) RATIO(2)      TOTAL RETURN(3)
                                          ENDED      UNITS      LOWEST TO       ASSETS    INCOME      LOWEST TO        LOWEST TO
                                          DEC 31     (000S)     HIGHEST ($)     ($000S)   RATIO(%)    HIGHEST (%)     HIGHEST (%)
                                          ------     ------    -------------    ------- ------------ -----------   ----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  MFS Emerging Growth Portfolio            2003     32,420     0.363 - 0.654    13,305       --      0.20 - 0.45     28.51 - 28.74
                                           2002     31,299     0.282 - 0.508     9,769       --      0.20 - 0.45   34.50) - (34.27)
                                           2001     17,696     0.429 - 0.774    13,035       --      0.20 - 0.45   36.44) - (31.20)

  MFS Mid Cap Growth Portfolio             2003     20,771     0.489 - 0.760    10,361       --      0.20 - 0.45     36.41 - 36.97
                                           2002     12,479     0.357 - 0.556     4,739       --      0.20 - 0.45   49.08) - (38.83)
                                           2001      2,325     0.699 - 1.084     2,271       --      0.20 - 0.45   28.38) - (24.04)

  Social Awareness Stock Portfolio         2003      1,615     0.800 - 0.837     1,293     0.88      0.20 - 0.45      0.00 - 28.62
                                           2002      1,032             0.622       642     0.82             0.20            (25.06)
                                           2001        488     0.830 - 0.866       405     0.54      0.20 - 0.45   (16.00) - (5.25)

  Travelers Quality Bond Portfolio         2003     25,149     1.148 - 1.162    29,191     5.17      0.15 - 0.45        1.59 - 6.80
                                           2002     23,998     1.084 - 1.088    26,097     7.95      0.20 - 0.45        5.34 - 5.53
                                           2001     17,437     1.029 - 1.031    17,946     3.42      0.20 - 0.45        1.58 - 3.10

  U.S. Government Securities Portfolio     2003     17,708     1.364 - 1.375    24,194     4.97      0.20 - 0.45        2.33 - 2.55
                                           2002     17,989     1.332 - 1.341    23,965     9.49      0.20 - 0.45       3.71 - 13.36
                                           2001      6,127     1.175 - 1.178     7,216     3.02      0.20 - 0.45        5.27 - 5.67
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio       2003     13,857     0.551 - 0.904     8,351        -      0.20 - 0.45      28.88 - 29.04
                                           2002     13,289     0.427 - 0.701     6,185        -      0.20 - 0.45   (24.27) - (24.02)
                                           2001      7,837     0.562 - 0.923     7,039        -      0.20 - 0.45   (24.84) - (23.85)

  MFS Total Return Portfolio               2003     22,375     1.081 - 1.312    28,344     2.75      0.15 - 0.45      16.06 - 16.36
                                           2002     15,201     0.929 - 1.129    16,654     6.95      0.15 - 0.45     (7.75) - (5.44)
                                           2001      8,824     1.172 - 1.194    10,490     2.97      0.20 - 0.45      (0.42) - 1.53

  Smith Barney Aggressive Growth Portfolio 2003      1,053     1.093 - 1.099     1,157        -      0.20 - 0.45       0.00 - 34.19
                                           2002        460     0.816 - 0.819       376        -      0.20 - 0.45   (29.04) - (21.70)

  Smith Barney International All Cap
    Growth Portfolio                       2003      1,505     0.489 - 0.644       934     0.99      0.20 - 0.45       1.42 - 27.34
                                           2002      2,400     0.384 - 0.504     1,185     0.93      0.20 - 0.45   (25.99) - (25.87)
                                           2001      2,829     0.518 - 0.681     1,924        -      0.20 - 0.45   (31.42) - (31.30)

  Smith Barney Large Capitalization
    Growth Portfolio                       2003      6,011     0.811 - 0.991     5,001     0.03      0.20 - 0.45      46.94 - 47.25
                                           2002      2,699     0.551 - 0.673     1,540     0.37      0.20 - 0.45    (25.08) - (0.30)
                                           2001      1,296     0.734 - 0.893     1,104        -      0.20 - 0.45   (12.96) - (12.20)

  Strategic Equity Portfolio               2003     12,271     0.584 - 0.781     8,149        -      0.15 - 0.45      32.03 - 32.39
                                           2002     15,270     0.442 - 0.591     7,606     0.62      0.15 - 0.45   (33.90) - (20.22)
                                           2001     12,126     0.666 - 0.892    10,714     0.20      0.20 - 0.45   (19.64) - (13.51)

  Van Kampen Enterprise Portfolio          2003      3,432     0.505 - 0.695     1,747     0.21      0.20 - 0.45       0.14 - 25.31
                                           2002      3,182     0.403 - 0.551     1,376     0.86      0.20 - 0.45   (29.63) - (29.42)
                                           2001      2,376     0.571 - 0.783     1,594        -      0.20 - 0.45   (21.62) - (16.28)

VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class  2003      2,600     0.956 - 1.043     2,660     2.92      0.20 - 0.45       2.25 - 17.73
                                           2002      2,415     0.812 - 0.881     2,083     3.69      0.20 - 0.45     (9.08) - (8.87)
                                           2001      2,479     0.891 - 0.969     2,382     3.46      0.20 - 0.45     (4.53) - (4.30)

  Contrafund(R) Portfolio -
    Service Class 2                        2003      5,190     0.929 - 1.098     5,010     0.24      0.15 - 0.45       0.21 - 27.97
                                           2002      2,652     0.728 - 0.733     1,943     0.23      0.20 - 0.45    (10.01) - (9.73)
                                           2001        529     0.809 - 0.812       430     0.54      0.20 - 0.45   (12.82) - (12.69)

                                          YEAR                  UNIT VALUE       NET    INVESTMENT(1) RATIO(2)      TOTAL RETURN(3)
                                          ENDED      UNITS      LOWEST TO       ASSETS    INCOME      LOWEST TO        LOWEST TO
                                          DEC 31     (000S)     HIGHEST ($)     ($000S)   RATIO(%)    HIGHEST (%)     HIGHEST (%)
                                          ------     ------    -------------    ------- ------------ -----------   ----------------
TVARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2      2003     3,166      1.280 - 1.289    4,081      0.26      0.20 - 0.45    (0.54) - 38.01
                                           2002       999      0.930 - 0.934      933      0.13      0.20 - 0.45   (10.19) - (8.10)
                                           2001        19              1.040       19         -             0.20              4.31

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.

7. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                              DREYFUS STOCK INDEX FUND -
                                                CAPITAL APPRECIATION FUND           INITIAL SHARES         HIGH YIELD BOND TRUST
                                                -------------------------     -------------------------- --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ....................    46,881,752     36,814,407     6,525,810          --       14,099,148      8,749,723
Units purchased and transferred from
  other funding options ....................    35,495,091     57,045,454     9,744,236     6,595,565     13,543,632     23,433,561
Units redeemed and transferred to
  other funding options ....................   (36,137,168)   (46,978,109)   (6,765,949)      (69,755)    (7,374,183)   (18,084,136)
                                               -----------    -----------    ----------    ----------    -----------    -----------
Units end of year ..........................    46,239,675     46,881,752     9,504,097     6,525,810     20,268,597     14,099,148
                                               ===========    ===========    ==========    ==========    ===========    ===========
                                                                             ALLIANCEBERNSTEIN GROWTH
                                                                                AND INCOME PORTFOLIO -    ALLIANCEBERNSTEIN PREMIER
                                                MONEY MARKET PORTFOLIO                CLASS B            GROWTH PORTFOLIO - CLASS B
                                                -------------------------     -------------------------- --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ....................   106,734,238     77,763,568          --            --       10,440,139           --
Units purchased and transferred from
  other funding options ....................   124,253,828    159,748,361       375,604          --        9,664,834     15,194,442
Units redeemed and transferred to
  other funding options ....................   (108,286,233)  (130,777,691)    (159,928)         --       (5,851,719)    (4,754,303)
                                               -----------    -----------    ----------    ----------    -----------    -----------
Units end of year ..........................   122,701,833    106,734,238       215,676          --       14,253,254     10,440,139
                                               ===========    ===========    ==========    ==========    ===========    ===========

                                                                                GLOBAL GROWTH FUND -
                                                 VP ULTRA FUND - CLASS I          CLASS 2 SHARES        GROWTH FUND - CLASS 2 SHARES
                                                -------------------------     -------------------------- ---------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ....................     4,696,560      2,767,340          --            --           22,871           --
Units purchased and transferred from
  other funding options ....................     2,750,709      3,641,478     4,397,780        10,629     16,431,189         67,004
Units redeemed and transferred to
  other funding options ....................    (1,192,251)    (1,712,258)     (787,077)      (10,629)    (2,836,424)       (44,133)
                                               -----------    -----------    ----------    ----------    -----------    -----------
Units end of year ..........................     6,255,018      4,696,560     3,610,703          --       13,617,636         22,871
                                               ===========    ===========    ==========    ==========    ===========    ===========
                                                   GROWTH-INCOME FUND -         CITISTREET DIVERSIFIED
                                                      CLASS 2 SHARES             BOND FUND - CLASS I     EMERGING MARKETS PORTFOLIO
                                                -------------------------     -------------------------- --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ....................     1,852,864           --            --       2,414,178      4,585,509      1,248,637
Units purchased and transferred from
  other funding options ....................     6,276,146      2,729,806          --         183,089      6,313,613      6,445,147
Units redeemed and transferred to
  other funding options ....................    (1,979,532)      (876,942)         --      (2,597,267)    (3,354,078)    (3,108,275)
                                               -----------    -----------    ----------    ----------    -----------    -----------
Units end of year ..........................     6,149,478      1,852,864          --            --        7,545,044      4,585,509
                                               ===========    ===========    ==========    ==========    ===========    ===========

7. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                              DELAWARE VIP REIT SERIES -   DELAWARE VIP SMALL CAP VALUE    DREYFUS VIF APPRECIATION
                                                   STANDARD CLASS             SERIES - STANDARD CLASS     PORTFOLIO - INITIAL SHARES
                                         -------------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     4,644,408      1,585,008           --        1,356,532      6,029,248      3,646,687
Units purchased and transferred from
  other funding options ..................     9,430,999     10,760,127           --        2,805,991      6,878,277      4,322,989
Units redeemed and transferred to
  other funding options ..................    (3,704,313)    (7,700,727)          --       (4,162,523)    (3,166,438)    (1,940,428)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    10,371,094      4,644,408           --             --        9,741,087      6,029,248
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                             TEMPLETON DEVELOPING
                                           DREYFUS VIF DEVELOPING LEADERS    FRANKLIN-SMALLCAP VALUE        MARKETS SECURITIES FUND
                                              PORTFOLIO - INITIAL SHARES        - CLASS 2 SHARES               - CLASS 2 SHARES
                                          -------------------------------  ------------------------------  -------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     9,950,573      5,605,759      8,614,367      1,650,576           --             --
Units purchased and transferred from
  other funding options ..................    19,652,140     10,501,635     13,109,377     14,741,798        313,871           --
Units redeemed and transferred to
  other funding options ..................    (9,296,118)    (6,156,821)    (6,993,170)    (7,778,007)       (56,801)          --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    20,306,595      9,950,573     14,730,574      8,614,367        257,070           --
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                          TEMPLETON FOREIGN SECURITIES     DIVERSIFIED STRATEGIC INCOME     EQUITY INDEX PORTFOLIO -
                                              FUND - CLASS 2 SHARES                 PORTFOLIO                   CLASS 1 SHARES
                                         -------------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................          --             --             --          559,149     68,891,914     26,331,199
Units purchased and transferred from
  other funding options ..................     1,906,199           --             --        1,145,143     60,889,858     84,542,800
Units redeemed and transferred to
  other funding options ..................      (666,434)          --             --       (1,704,292)   (50,892,948)   (41,982,085)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     1,239,765           --             --             --       78,888,824     68,891,914
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                              GLOBAL TECHNOLOGY
                                           FUNDAMENTAL VALUE PORTFOLIO     BALANCED PORTFOLIO - SERVICE   PORTFOLIO - SERVICE SHARES
                                         -------------------------------  ------------------------------ ---------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     1,436,883           --        8,149,140      1,174,516        752,470        504,003
Units purchased and transferred from
  other funding options ..................     2,209,190      2,106,668      9,665,104     13,134,892      4,327,692      5,378,742
Units redeemed and transferred to
  other funding options ..................      (738,245)      (669,785)    (7,086,076)    (6,160,268)    (2,721,028)    (5,130,275)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     2,907,828      1,436,883     10,728,168      8,149,140      2,359,134        752,470
                                             ===========    ===========    ===========    ===========    ===========    ===========

7. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                           WORLDWIDE GROWTH PORTFOLIO -
                                                  SERVICE SHARES           GROWTH AND INCOME PORTFOLIO     MID-CAP VALUE PORTFOLIO
                                           -----------------------------   ---------------------------    --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................    10,171,709      6,971,816           --             --             --             --
Units purchased and transferred from
  other funding options ..................     8,369,505     13,841,328         79,092           --           48,146           --
Units redeemed and transferred to
  other funding options ..................    (9,235,743)   (10,641,435)       (51,141)          --          (23,596)          --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     9,305,471     10,171,709         27,951           --           24,550           --
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                                                             REAL RETURN PORTFOLIO -       TOTAL RETURN PORTFOLIO -
                                                 EQUITY PORTFOLIO             ADMINISTRATIVE CLASS           ADMINISTRATIVE CLASS
                                           -----------------------------    -------------------------    ---------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................          --        1,319,004           --             --       29,974,614      3,164,030
Units purchased and transferred from
  other funding options ..................          --        2,652,452        316,570           --       50,755,626     43,527,396
Units redeemed and transferred to
  other funding options ..................          --       (3,971,456)       (84,120)          --      (18,658,497)   (16,716,812)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................          --             --          232,450           --       62,071,743     29,974,614
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                           PIONEER MID CAP VALUE VCT       PUTNAM VT DISCOVERY GROWTH     PUTNAM VT INTERNATIONAL
                                          PORTFOLIO - CLASS 1B SHARES        FUND - CLASS 1B SHARES    EQUITY FUND - CLASS 1B SHARES
                                         -------------------------------  ---------------------------  -----------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................          --             --           84,671           --        5,842,447         14,706
Units purchased and transferred from
  other funding options ..................     1,171,043           --          698,726         87,500     17,383,254      9,165,641
Units redeemed and transferred to
  other funding options ..................      (226,877)          --         (336,359)        (2,829)    (8,095,711)    (3,337,900)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................       944,166           --          447,038         84,671     15,129,990      5,842,447
                                             ===========    ===========    ===========    ===========    ===========    ===========
                                              PUTNAM VT SMALL CAP VALUE
                                               FUND - CLASS 1B SHARES        ALL CAP FUND - CLASS I       INVESTORS FUND - CLASS 1
                                            ----------------------------  ---------------------------  -----------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     5,223,982          2,881      2,760,313      1,574,282     11,977,325      7,787,671
Units purchased and transferred from
  other funding options ..................     9,514,588      9,094,687      4,227,626      3,227,263     13,436,589     14,407,513
Units redeemed and transferred to
  other funding options ..................    (4,458,705)    (3,873,586)    (2,097,832)    (2,041,232)    (5,398,656)   (10,217,859)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    10,279,865      5,223,982      4,890,107      2,760,313     20,015,258     11,977,325
                                             ===========    ===========    ===========    ===========    ===========    ===========

7. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)


                                                STRATEGIC BOND FUND -                                    SCUDDER VIT EAFE(R) EQUITY
                                                       CLASS I             TOTAL RETURN FUND - CLASS I   INDEX FUND - CLASS A SHARES
                                           -----------------------------  ------------------------------ ---------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     2,216,096      1,961,860        239,054          1,000     12,724,727      8,650,147
Units purchased and transferred from
  other funding options ..................     1,769,021        821,007        629,425        266,804     11,459,420     21,225,688
Units redeemed and transferred to
  other funding options ..................    (1,069,590)      (566,771)      (586,557)       (28,750)   (11,574,644)   (17,151,108)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     2,915,527      2,216,096        281,922        239,054     12,609,503     12,724,727
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                             SCUDDER VIT SMALL CAP INDEX     STRONG MULTI CAP VALUE      MONTGOMERY VARIABLE SERIES:
                                                FUND - CLASS A SHARES               FUND I1                      GROWTH FUND
                                           -----------------------------  ------------------------------ ---------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................    10,631,430      6,918,884           --            1,000           --            1,000
Units purchased and transferred from
  other funding options ..................    12,353,822     20,922,452           --           (1,000)          --             --
Units redeemed and transferred to
  other funding options ..................    (4,555,030)   (17,209,906)          --             --             --           (1,000)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    18,430,222     10,631,430           --             --             --             --
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                CONVERTIBLE SECURITIES      DISCIPLINED MID CAP STOCK
                                                       PORTFOLIO                    PORTFOLIO             EQUITY INCOME PORTFOLIO
                                           ------------------------------ ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................       800,301      2,554,477      7,869,268      4,261,911     20,685,777     10,890,151
Units purchased and transferred from
  other funding options ..................     2,863,321      3,363,696     15,512,201      9,850,674     19,150,709     31,015,097
Units redeemed and transferred to
  other funding options ..................    (1,411,795)    (5,117,872)    (6,690,829)    (6,243,317)   (11,892,496)   (21,219,471)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     2,251,827        800,301     16,690,640      7,869,268     27,943,990     20,685,777
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                           LAZARD INTERNATIONAL STOCK     MERRILL LYNCH LARGE CAP
                                                LARGE CAP PORTFOLIO                 PORTFOLIO                  CORE PORTFOLIO
                                           -----------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................    24,593,989     13,335,380     12,833,114     10,928,769      1,739,925        659,675
Units purchased and transferred from
  other funding options ..................    18,617,452     29,525,743      7,757,585     13,208,128        466,292      1,759,417
Units redeemed and transferred to
  other funding options ..................   (11,028,924)   (18,267,134)    (8,308,434)   (11,303,783)      (795,428)      (679,167)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    32,182,517     24,593,989     12,282,265     12,833,114      1,410,789      1,739,925
                                             ===========    ===========    ===========    ===========    ===========    ===========

7. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)


                                                    MFS EMERGING               MFS MID CAP GROWTH
                                                  GROWTH PORTFOLIO              GROWTH PORTFOLIO              MFS VALUE PORTFOLIO
                                           -----------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................    31,298,887     17,696,271     12,479,455      2,325,455           --            1,000
Units purchased and transferred from
  other funding options ..................    15,933,085     34,589,347     17,145,648     17,825,951           --           (1,000)
Units redeemed and transferred to
  other funding options ..................   (14,811,918)   (20,986,731)    (8,854,561)    (7,671,951)          --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    32,420,054     31,298,887     20,770,542     12,479,455           --             --
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                SOCIAL AWARENESS             TRAVELERS QUALITY
                                              PIONEER FUND PORTFOLIO             STOCK PORTFOLIO               BOND PORTFOLIO
                                           -----------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................          --          647,847      1,031,762        487,774     23,997,955     17,437,177
Units purchased and transferred from
  other funding options ..................          --              340        899,251      2,009,557     12,756,196     30,648,389
Units redeemed and transferred to
  other funding options ..................          --         (648,187)      (315,696)    (1,465,569)   (11,604,656)   (24,087,611)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................          --             --        1,615,317      1,031,762     25,149,495     23,997,955
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                            U.S. GOVERNMENT SECURITIES       AIM CAPITAL APPRECIATION          MFS TOTAL RETURN
                                                     PORTFOLIO                     PORTFOLIO                       PORTFOLIO
                                           -----------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................    17,989,296      6,126,918     13,288,978      7,836,626     15,200,686      8,823,796
Units purchased and transferred from
  other funding options ..................    13,214,117     23,314,181     11,822,276     14,913,053     13,195,678     18,875,717
Units redeemed and transferred to
  other funding options ..................   (13,495,259)   (11,451,803)   (11,253,795)    (9,460,701)    (6,020,968)   (12,498,827)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................    17,708,154     17,989,296     13,857,459     13,288,978     22,375,396     15,200,686
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                             PIONEER STRATEGIC INCOME        SMITH BARNEY AGGRESSIVE      SMITH BARNEY INTERNATIONAL
                                                     PORTFOLIO                   GROWTH PORTFOLIO          ALL CAP GROWTH PORTFOLIO
                                           -----------------------------  ------------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................          --          426,430        459,748           --        2,399,617      2,829,018
Units purchased and transferred from
  other funding options ..................          --           25,475      2,119,828      1,221,399      1,246,558      1,460,113
Units redeemed and transferred to
  other funding options ..................          --         (451,905)    (1,526,955)      (761,651)    (2,140,817)    (1,889,514)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................          --             --        1,052,621        459,748      1,505,358      2,399,617
                                             ===========    ===========    ===========    ===========    ===========    ===========

7. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                                SMITH BARNEY LARGE                                          VAN KAMPEN ENTERPRISE
                                           CAPITALIZATION GROWTH PORTFOLIO   STRATEGIC GROWTH PORTFOLIO           PORTFOLIO
                                           -----------------------------    ----------------------------  --------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     2,698,929      1,295,941     15,269,734     12,125,997      3,182,390      2,376,136
Units purchased and transferred from
  other funding options ..................     6,282,387      4,545,778      6,634,689     20,912,401      1,735,176      2,458,869
Units redeemed and transferred to
  other funding options ..................    (2,970,610)    (3,142,790)    (9,633,216)   (17,768,664)    (1,485,187)    (1,652,615)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     6,010,706      2,698,929     12,271,207     15,269,734      3,432,379      3,182,390
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                             ASSET MANAGER PORTFOLIO        CONTRAFUND(R) PORTFOLIO           MID CAP PORTFOLIO
                                                 - INITIAL CLASS              - SERVICE CLASS 2                 SERIES CLASS 2
                                          -------------------------------  ------------------------------  -------------------------
                                                   2003           2002          2003          2002          2003             2002
                                                   ----           ----          ----          ----          ----             ----
Units beginning of year ..................     2,414,952      2,478,831      2,652,169        529,212        998,945         18,608
Units purchased and transferred from
  other funding options ..................     3,772,010      2,800,160      6,201,832      4,173,771      4,265,699      1,711,772
Units redeemed and transferred to
  other funding options ..................    (3,587,317)    (2,864,039)    (3,664,095)    (2,050,814)    (2,098,153)      (731,435)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ........................     2,599,645      2,414,952      5,189,906      2,652,169      3,166,491        998,945
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                    COMBINED
                                         -------------------------------
                                               2003            2002
                                               ----            ----
Units beginning of year ..................   610,040,139    336,632,963
Units purchased and transferred from
  other funding options ..................   671,433,812    833,982,080
Units redeemed and transferred to
  other funding options ..................  (460,090,280)  (560,574,904)
                                           -------------   ------------
Units end of year ........................   821,383,671    610,040,139
                                           =============   =============

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers
Fund UL III for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2003 and the related statements of operations and for the year then ended and the statement of changes in net assets for each of years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ KPMG LLP



Hartford, Connecticut
March 12, 2004

Hartford, Connecticut
March 12, 2004

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL III for Variable Life Insurance or shares of Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL III product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

Fund UL III (Annual) (12-03) Printed in U.S.A.



                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholder
The Travelers Insurance Company:


We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                    2003       2002        2001
--------------------------------------------------------------------------------

REVENUES
Premiums                                          $2,327     $1,924      $2,102
Net investment income                              3,058      2,936       2,831
Realized investment gains (losses)                    37       (322)        125
Fee income                                           606        560         537
Other revenues                                       111        136         107
--------------------------------------------------------------------------------
    Total Revenues                                 6,139      5,234       5,702
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits              2,102      1,711       1,862
Interest credited to contractholders               1,248      1,220       1,179
Amortization of deferred acquisition costs           501        393         379
General and administrative expenses                  459        407         371
--------------------------------------------------------------------------------
    Total Benefits and Expenses                    4,310      3,731       3,791
--------------------------------------------------------------------------------

Income from operations before federal
  income taxes and cumulative effects
  of changes in accounting principles              1,829      1,503       1,911
--------------------------------------------------------------------------------

Federal income taxes
    Current                                          360        236         471
    Deferred                                         111        185         159
--------------------------------------------------------------------------------
    Total Federal Income Taxes                       471        421         630
--------------------------------------------------------------------------------
Income before cumulative effects of
  changes in accounting principles                 1,358      1,082       1,281

Cumulative effect of change in accounting
  for derivative instruments and
  hedging activities, net of tax                      --         --          (6)
Cumulative effect of change in accounting for
  securitized financial assets, net of tax            --         --          (3)
--------------------------------------------------------------------------------
Net Income                                        $1,358     $1,082      $1,272
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)



AT DECEMBER 31,                                                2003        2002
--------------------------------------------------------------------------------

ASSETS
Fixed maturities, available for sale at fair value
  (including $2,170 and $2,687 subject to securities
  lending agreements) (cost $40,119; $35,428)                $42,323     $36,434
Equity securities, at fair value (cost $323; $328)               362         332
Mortgage loans                                                 1,886       1,985
Real estate                                                       96          36
Policy loans                                                   1,135       1,168
Short-term securities                                          3,603       4,414
Trading securities, at fair value                              1,707       1,531
Other invested assets                                          5,092       4,909
--------------------------------------------------------------------------------
    Total Investments                                         56,204      50,809
--------------------------------------------------------------------------------

Cash                                                             149         186
Investment income accrued                                        567         525
Premium balances receivable                                      165         151
Reinsurance recoverables                                       4,470       4,301
Deferred acquisition costs                                     4,395       3,936
Separate and variable accounts                                26,972      21,620
Other assets                                                   2,426       1,467
--------------------------------------------------------------------------------
    Total Assets                                             $95,348     $82,995
--------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                         $30,252     $26,634
Future policy benefits and claims                             15,964      15,009
Separate and variable accounts                                26,972      21,620
Deferred federal income taxes                                  2,030       1,448
Trading securities sold not yet purchased, at fair value         637         598
Other liabilities                                              6,136       6,051
--------------------------------------------------------------------------------
    Total Liabilities                                         81,991      71,360
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares
  authorized, issued and outstanding                             100         100
Additional paid-in capital                                     5,446       5,443
Retained earnings                                              6,451       5,638
Accumulated other changes in equity from nonowner sources      1,360         454
--------------------------------------------------------------------------------
    Total Shareholder's Equity                                13,357      11,635
--------------------------------------------------------------------------------
    Total Liabilities and Shareholder's Equity               $95,348     $82,995
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
COMMON STOCK                                         2003       2002       2001
--------------------------------------------------------------------------------
Balance, beginning of year                         $  100     $  100     $  100
Changes in common stock                                --         --         --
--------------------------------------------------------------------------------
Balance, end of year                               $  100     $  100     $  100
================================================================================

--------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,443     $3,864     $3,843
Stock option tax benefit (expense)                      3        (17)        21
Capital contributed by parent                          --      1,596         --
--------------------------------------------------------------------------------
Balance, end of year                               $5,446     $5,443     $3,864
================================================================================

--------------------------------------------------------------------------------
RETAINED EARNINGS
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,638     $5,142     $4,342
Net income                                          1,358      1,082      1,272
Dividends to parent                                  (545)      (586)      (472)
--------------------------------------------------------------------------------
Balance, end of year                               $6,451     $5,638     $5,142
================================================================================

--------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Balance, beginning of year                         $  454     $   74     $  104
Cumulative effect of accounting for
  derivative instruments and hedging
  activities, net of tax                               --         --        (29)
Unrealized gains, net of tax                          818        455         68
Foreign currency translation, net of tax                4          3         (3)
Derivative instrument hedging activity
  losses, net of tax                                   84        (78)       (66)
--------------------------------------------------------------------------------
Balance, end of year                               $1,360     $  454     $   74
================================================================================

--------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Net income                                         $1,358     $1,082     $1,272
Other changes in equity from nonowner sources         906        380        (30)
--------------------------------------------------------------------------------
Total changes in equity from nonowner sources      $2,264     $1,462     $1,242
================================================================================

--------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
--------------------------------------------------------------------------------
Changes in total shareholder's equity              $1,722     $2,455     $  791
Balance, beginning of year                         11,635      9,180      8,389
--------------------------------------------------------------------------------
Balance, end of year                               $13,357    $11,635    $9,180
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                     2003       2002        2001
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                           $  2,335   $  1,917    $  2,109
   Net investment income received                  2,787      2,741       2,430
   Other revenues received                           335        384         867
   Benefits and claims paid                       (1,270)    (1,218)     (1,176)
   Interest paid to contractholders               (1,226)    (1,220)     (1,159)
   Operating expenses paid                        (1,375)    (1,310)     (1,000)
   Income taxes paid                                (456)      (197)       (472)
   Trading account investments (purchases),
      sales, net                                    (232)        76         (92)
   Other                                             (84)      (105)       (227)
--------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities      814      1,068       1,280
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                             7,446      4,459       3,706
      Mortgage loans                                 358        374         455
   Proceeds from sales of investments
      Fixed maturities                            15,078     15,472      14,110
      Equity securities                              124        212         112
      Real estate held for sale                        5         26           6
   Purchases of investments
      Fixed maturities                           (26,766)   (23,623)    (22,556)
      Equity securities                             (144)      (134)        (50)
      Mortgage loans                                (317)      (355)       (287)
   Policy loans, net                                  34         39          41
   Short-term securities purchases, net              814     (1,320)       (914)
   Other investments (purchases), sales, net         108        (69)        103
   Securities transactions in course of
      settlement, net                               (618)       529       1,086
--------------------------------------------------------------------------------
      Net Cash Used in Investing Activities       (3,878)    (4,390)     (4,188)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                    8,326      8,505       8,308
   Contractholder fund withdrawals                (4,754)    (4,729)     (4,932)
   Capital contribution by parent                     --        172          --
   Dividends to parent company                      (545)      (586)       (472)
--------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities    3,027      3,362       2,904
--------------------------------------------------------------------------------
Net increase (decrease) in cash                      (37)        40          (4)
Cash at December 31, previous year                   186        146         150
--------------------------------------------------------------------------------
Cash at December 31, current year               $    149   $    186    $    146
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company
     (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN
     46).

     At December 31, 2001, the Company was a wholly owned subsidiary of The Travelers Insurance Group, Inc. (TIGI). On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). TPC completed its initial public offering (IPO) on March 27, 2002 and on August 20, 2002 Citigroup made a tax-free distribution of the majority of its remaining interest in TPC, to Citigroup's stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to CIHC so that TIC would remain an indirect wholly owned subsidiary of Citigroup. See Note 14.

     The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     Certain prior year amounts have been reclassified to conform to the 2003 presentation.

     ACCOUNTING CHANGES

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs, increasing both assets and liabilities by approximately $407 million.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. The FASB continues to provide additional guidance on implementing FIN 46 through FASB Staff Positions.

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original.

     The Company is evaluating the impact of applying FIN 46-R to existing VIEs in which it has variable interests and has not yet completed this analysis. At this time, it is anticipated that the effect of adopting FIN 46-R on the Company's consolidated balance sheet would be immaterial. As the Company continues to evaluate the impact of applying FIN 46-R, additional entities may be identified that would need to be consolidated. See Note 3.

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     STOCK-BASED COMPENSATION

     The Company and its employees participate in stock option plans of Citigroup. On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after January 1, 2003. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Prior to January 1, 2003, the Company applied Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plans. Under APB 25, there is generally no charge to earnings for employee stock option awards because the options granted under these plans have an exercise price equal to the market value of the underlying common stock on the grant date. Similar to APB 25, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the amount of compensation expense charged.

     Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

     ---------------------------------------------------------------------------
     YEAR ENDED DECEMBER 31,                             2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------
     Compensation expense related to    As reported        $2      $--      $--
     stock option plans, net of  tax    Pro forma           7        9       15
     ---------------------------------------------------------------------------
     Net income                         As reported    $1,358   $1,082   $1,272
                                        Pro forma       1,353    1,073    1,257
     ---------------------------------------------------------------------------

     BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

     Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     Effective January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. The cumulative effect of the adoption of SFAS 133 was an after-tax charge of $6 million included in net income and an after-tax charge of $29 million to accumulated other changes in equity from nonowner sources.

     RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS

     In April 2001, the Company adopted the FASB Emerging Issues Task Force
     (EITF) 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on a beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded an after-tax charge of $3 million in the consolidated statement of income. The implementation of this EITF did not have a significant impact on the Company's consolidated financial statements.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     In July 2003, Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01) was released. SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. The adoption of SOP 03-01 will not have a material impact on the Company's consolidated financial statements.

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R). See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of this Note for a discussion of FIN 46-R.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Changes in assumptions could affect the fair values of fixed maturities. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

     Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield and impairment for other-than-temporary losses in value are based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. These impairments were insignificant at December 31, 2003 and 2002.

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

     Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

     Other invested assets include equity investments, partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Note 13.

     Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

     To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

     For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses. The Company primarily hedges foreign-denominated funding agreements and floating rate available-for-sale securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

     The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

     For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the end-user derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

     The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

     FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

     The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

     The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

     The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other- than-temporary losses exist. Changing economic conditions - global, regional, or related to specific issuers or industries
     - could result in other-than-temporary losses. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

     DEFERRED ACQUISITION COSTS

     Costs of acquiring traditional life and health insurance, universal life, corporate owned life insurance (COLI), deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

     DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business. DAC for these products is currently being amortized over 10-15 years.

     DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for these products is currently being amortized over 16-25 years.

     DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for these products is currently being amortized over 5-20 years.

     All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See
     Note 5.

     SEPARATE AND VARIABLE ACCOUNTS

     Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at fair value.

     Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142) in the first quarter of 2002, goodwill was being amortized on a straight-line basis principally over a 40-year period. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

     Upon adoption of SFAS 141 and SFAS 142, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.50% to 5.95%, with a weighted average interest rate of 4.52%.

     Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment type contracts range from 1.00% to 8.05% with a weighted average interest rate of 4.46%.

     FUTURE POLICY BENEFITS

     Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life product. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.0% to 9.0% with a weighted average of 7.02% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.23%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

     GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

     Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2003 and 2002, the Company had a liability of $22.5 million and $22.6 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.6 million and $4.2 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

     PREMIUMS

     Premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

     FEE INCOME

     Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

     OTHER REVENUES

     Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

     CURRENT AND FUTURE INSURANCE BENEFITS

     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS

     Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


     2.   OPERATING SEGMENTS

     The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

     TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable
     annuities,   payout  annuities  and  term,   universal  and  variable  life
     insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately 107,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ($ IN MILLIONS)
     REVENUES BY SEGMENT                           2003       2002        2001
                                                  ------     ------      ------
     TLA                                         $ 4,479    $ 3,653     $ 4,089
     Primerica                                     1,660      1,581       1,613
                                                 -------    -------     -------
     Total Revenues                              $ 6,139    $ 5,234     $ 5,702
                                                 =======    =======     =======

     NET INCOME BY SEGMENT
     TLA                                         $   918    $   673     $   826
     Primerica                                       440        409         446
                                                 -------    -------     -------
     Net Income                                  $ 1,358    $ 1,082     $ 1,272
                                                 =======    =======     =======

     ASSETS BY SEGMENT
     TLA                                         $85,881    $74,562     $69,836
     Primerica                                     9,467      8,433       8,030
                                                 -------    -------     -------
     Total segments                              $95,348    $82,995     $77,866
                                                 =======    =======     =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $1,082       $1,245
     Net investment income                                   2,743          315
     Interest credited to contractholders                    1,248           --
     Amortization of deferred acquisition costs                266          235
     Expenditures for deferred acquisition costs               583          377
     Federal income taxes                                      240          231

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2002
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  730       $1,194
     Net investment income                                   2,646          290
     Interest credited to contractholders                    1,220           --
     Amortization of deferred acquisition costs                174          219
     Expenditures for deferred acquisition costs               556          323
     Federal income taxes                                      212          209

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2001
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  957       $1,145
     Net investment income                                   2,530          301
     Interest credited to contractholders                    1,179           --
     Amortization of deferred acquisition costs                171          208
     Total expenditures for deferred acquisition costs         553          298
     Federal income taxes                                      394          236

     The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2003, 2002 and 2001, deposits collected amounted to $12.0 billion, $11.9 billion and $13.1 billion, respectively.

     The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

     The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2003                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 8,061       $  326            $ 18      $ 8,369

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,035           22              12        2,045

        Obligations of states, municipalities and
        political subdivisions                                379           21               2          398

        Debt securities issued by foreign governments         690           51               1          740

        All other corporate bonds                          23,098        1,507              64       24,541

        Other debt securities                               5,701          377              22        6,056

        Redeemable preferred stock                            155           20               1          174
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $40,119       $2,324            $120      $42,323
     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2002                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 6,975       $  434            $  2      $ 7,407

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,402           39              19        2,422

        Obligations of states, municipalities and
        political subdivisions                                297           22              --
                                                                                                        319
        Debt securities issued by foreign governments
                                                              365           30               2          393
        All other corporate bonds                          20,894          982             608       21,268

        Other debt securities                               4,348          229              66        4,511

        Redeemable preferred stock                            147            1              34          114
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $35,428       $1,737            $731      $36,434
     --------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Proceeds from sales of fixed maturities classified as available for sale were $15.1 billion, $15.5 billion and $14.1 billion in 2003, 2002 and 2001, respectively. Gross gains of $476 million, $741 million and $633 million and gross losses of $394 million, $309 million and $273 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $110 million, $639 million and $153 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value. Impairment activity increased significantly beginning in the fourth quarter of 2001 and continued throughout 2002. Impairments were concentrated in telecommunication and energy company investments.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $6.4 billion and $5.1 billion at December 31, 2003 and 2002, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


     ---------------------------------------------------------------------------
                                                    AMORTIZED             FAIR
     ($ IN MILLIONS)                                   COST              VALUE
     ---------------------------------------------------------------------------
     MATURITY:
          Due in one year or less                    $ 2,532           $ 2,582
          Due after 1 year through 5 years            11,559            12,188
          Due after 5 years through 10 years           9,866            10,561
          Due after 10 years                           8,101             8,623
     ---------------------------------------------------------------------------
                                                      32,058            33,954
     ---------------------------------------------------------------------------
          Mortgage-backed securities                   8,061             8,369
     ---------------------------------------------------------------------------
              Total Maturity                         $40,119           $42,323
     ---------------------------------------------------------------------------


     The  Company  makes  investments  in  collateralized  mortgage  obligations
     (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2003 and 2002, the Company held CMOs classified as available for sale with a fair value of $5.2 billion and $4.7 billion, respectively. Approximately 30% and 35%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2003 and 2002. In addition, the Company held $3.0 billion and $2.6 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2003 and 2002, respectively. All of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2003 and 2002, the Company held cash collateral of $2.4 billion and $2.8 billion, respectively.

     The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

     These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2003 and 2002.


     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

     ---------------------------------------------------------------------------
                                                    GROSS      GROSS
     EQUITY SECURITIES:                          UNREALIZED  UNREALIZED   FAIR
     ($ IN MILLIONS)                      COST      GAINS      LOSSES    VALUE
     ---------------------------------------------------------------------------

     DECEMBER 31, 2003
        Common stocks                     $109       $27          $2      $134
        Non-redeemable preferred stocks    214        14          --       228
     ---------------------------------------------------------------------------
           Total Equity Securities        $323       $41          $2      $362
     ---------------------------------------------------------------------------

     DECEMBER 31, 2002
        Common stocks                      $48        $8          $6       $50
        Non-redeemable preferred stocks    280         9           7       282
     ---------------------------------------------------------------------------
           Total Equity Securities        $328       $17         $13      $332
     ---------------------------------------------------------------------------

     Proceeds from sales of equity securities were $124 million, $212 million and $112 million in 2003, 2002 and 2001, respectively. Gross gains of $23 million, $8 million and $10 million and gross losses of $2 million, $4 million and $13 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $11 million, $19 million and $96 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

     At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

     Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2003 are temporary in nature. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

     o Identification and evaluation of investments that have possible indications of impairment;

     o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

     o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

     o Documentation of the results of these analyses, as required under business policies.

     The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:

                                                                     Gross Unrealized Losses
                                                                     -----------------------
                                                            Less Than One Year        One Year or Longer             Total
                                                       -----------------------------------------------------------------------------
                                                                          Gross                     Gross                    Gross
                                                            Fair     Unrealized        Fair    Unrealized        Fair   Unrealized
  ($ IN MILLIONS)                                          Value         Losses       Value        Losses       Value       Losses
------------------------------------------------------------------------------------------------------------------------------------
  Fixed maturity securities available-for-sale:
  Mortgage-backed securities-CMOs and
     pass-through securities                              $1,182            $18        $ 17           $--      $1,199         $ 18
  U.S. Treasury securities and obligations of U.S.
     Government and government agencies and authorities    1,180             12          --            --       1,180           12
  Obligations of states, municipalities and political
     subdivisions                                             45              2          --            --          45            2
  Debt securities issued by foreign governments               55              1          --            --          55            1
  All other corporate bonds                                1,793             39         503            25       2,296           64
  Other debt securities                                      755             18          89             3         844           22
  Redeemable preferred stock                                  12              1          11             1          23            1
------------------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                  $5,022            $91        $620           $29      $5,642         $120
  Equity securities                                       $   25            $ 1        $  5           $ 1      $   30         $  2
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     MORTGAGE LOANS AND REAL ESTATE

     At December 31, 2003 and 2002, the Company's mortgage loan and real estate portfolios consisted of the following:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                     2003            2002
     ---------------------------------------------------------------------------

     Current Mortgage Loans                            $1,841          $1,941
     Underperforming Mortgage Loans                        45              44
     ---------------------------------------------------------------------------
          Total Mortgage Loans                          1,886           1,985
     ---------------------------------------------------------------------------

     Real Estate - Foreclosed                              63              17
     Real Estate - Investment                              33              19
     ---------------------------------------------------------------------------
          Total Real Estate                                96              36
     ---------------------------------------------------------------------------
          Total Mortgage Loans and Real Estate         $1,982          $2,021
     ===========================================================================



     Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Aggregate annual maturities on mortgage loans at December 31, 2003 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

     -----------------------------------------------------------------------
     YEAR ENDING DECEMBER 31,
     ($ IN MILLIONS)
     -----------------------------------------------------------------------
     2004                                                       $ 173
     2005                                                         107
     2006                                                         347
     2007                                                         131
     2008                                                         141
     Thereafter                                                   987
     -----------------------------------------------------------------------
          Total                                                $1,886
     =======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     TRADING SECURITIES

     Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:


       ($ IN MILLIONS)                     Fair value as of     Fair value as of
       ---------------                     December 31, 2003   December 31, 2002
                                           -----------------   -----------------

       ASSETS
          Trading securities
             Convertible bond arbitrage         $1,447              $1,442
             Other                                 260                  89
                                                ------              ------
                                                $1,707              $1,531
                                                ======              ======

       LIABILITIES
          Trading securities sold not
          yet purchased
             Convertible bond arbitrage           $629                $520
             Other                                   8                  78
                                                ------              ------
                                                  $637                $598
                                                ======              ======

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER INVESTED ASSETS

     Other invested assets are composed of the following:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                       2003           2002
     --------------------------------------------------------------------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,315          1,006
     Real estate investments                               327            390
     Derivatives                                           182            263
     Other                                                  56             38
     --------------------------------------------------------------------------
     Total                                              $5,092         $4,909
     --------------------------------------------------------------------------

     CONCENTRATIONS

     At December 31, 2003 and 2002, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

     The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

     The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     Finance                                            $5,056         $3,681
     Electric Utilities                                  3,552          3,979
     Banking                                             2,830          1,900
     --------------------------------------------------------------------------

     The Company held investments in foreign banks in the amount of $1,018 million and $869 million at December 31, 2003 and 2002, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $1,118 million and $878 million in Electric Utilities at December 31, 2003 and 2002, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2003 and 2002. Total below investment grade assets were $5.2 billion and $3.8 billion at December 31, 2003 and 2002, respectively.

     Included in mortgage loans were the following group concentrations:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     STATE
     California                                           $732           $788

     PROPERTY TYPE
     Agricultural                                       $1,025         $1,212
     --------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     NON-INCOME PRODUCING INVESTMENTS

     Investments   included  in  the  consolidated   balance  sheets  that  were
     non-income producing amounted to $104.4 million and $58.5 million at December 31, 2003 and 2002, respectively.

     RESTRUCTURED INVESTMENTS

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2003 and 2002. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2003, 2002 and 2001. Interest on these assets, included in net investment income, was also insignificant in 2003, 2002 and 2001.

     NET INVESTMENT INCOME

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,          2003          2002          2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     GROSS INVESTMENT INCOME
          Fixed maturities                 $2,465        $2,359        $2,328
          Mortgage loans                      158           167           210
          Trading                             222             9           131
          Other invested assets                58           203            71
          Citigroup Preferred Stock           203           178            53
          Other, including policy loans        82           104           165
     ---------------------------------------------------------------------------
     Total gross investment income          3,188         3,020         2,958
     ---------------------------------------------------------------------------
     Investment expenses                      130            84           127
     ---------------------------------------------------------------------------
     Net Investment Income                 $3,058        $2,936        $2,831
     ---------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                  2003      2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     REALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                              $(28)    $(207)     $207
        Equity securities                               10       (15)      (99)
        Mortgage loans                                 (14)       --         5
        Real estate held for sale                        1         8         3
        Other invested assets                           49       (19)       --
        Derivatives                                     20       (87)       14
        Other                                           (1)       (2)       (5)
     ---------------------------------------------------------------------------
           Total realized investment gains (losses)    $37     $(322)     $125
     ---------------------------------------------------------------------------

     Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                     2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     UNREALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                               $1,198   $  664   $   85
        Equity securities                                  35        3       40
        Other                                               6       31      (20)
     ---------------------------------------------------------------------------
           Total unrealized investment gains (losses)   1,239      698      105
     ---------------------------------------------------------------------------
        Related taxes                                     421      243       37
     ---------------------------------------------------------------------------
        Change in unrealized investment gains (losses)    818      455       68
        Balance beginning of year                         626      171      103
     ---------------------------------------------------------------------------
           Balance end of year                         $1,444   $  626   $  171
     ---------------------------------------------------------------------------

     VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original. (See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of Note 1.)

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

          $ IN MILLIONS                              DECEMBER 31, 2003
          ---------------------------------------------------------------
           Investments                                       $ 400
           Cash                                                 11
           Other                                                 4
                                              ---------------------------
           Total assets of consolidated VIEs                 $ 415
          ---------------------------------------------------------------

     The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

     4.   REINSURANCE

     Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 the majority of universal life business has been reinsured under an 80%/20% YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program.
     Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $356.3 billion and $321.9 billion at December 31, 2003 and 2002, respectively.

     Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $226.8 million, $231.8 million and $233.3 million in 2003, 2002 and 2001, respectively, and earned premiums ceded were $226.7 million, $233.8 million and $240.1 million in 2003, 2002 and 2001, respectively.

     On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2003, 2002 and 2001 were insignificant.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Prior to April 1, 2001, the Company also reinsured substantially all of the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB were $23.5 billion, of which $12.9 billion, or 55%, was reinsured, and $19.1 billion, of which $12.4 billion, or 65%, was reinsured at December 31, 2003 and 2002, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.7 billion, of which $1.4 billion, or 81%, is reinsured and $4.6 billion, of which $3.8 billion, or 82%, is reinsured at December 31, 2003 and 2002, respectively.

     TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of TPC.

     A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                             FOR THE YEARS ENDING DECEMBER 31,
     WRITTEN PREMIUMS                         2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $2,979        $2,610        $2,848
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company          2           (83)         (146)
        Other companies                       (638)         (614)         (591)
     ---------------------------------------------------------------------------
     Total Net Written Premiums             $2,344        $1,913        $2,112
     ===========================================================================

     EARNED PREMIUMS                          2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $3,001        $2,652        $2,879
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company        (21)         (109)         (180)
        Other companies                       (654)         (619)         (598)
     ---------------------------------------------------------------------------
     Total Net Earned Premiums              $2,327        $1,924        $2,102
     ===========================================================================

     The Travelers Indemnity Company was an affiliate in 2001 and for part of 2002. See Note 14.

     Reinsurance recoverables at December 31, 2003 and 2002 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

     REINSURANCE RECOVERABLES                2003         2002
     -----------------------------------------------------------
     Life and accident and health business $2,885       $2,589
     Property-casualty business:
          The Travelers Indemnity Company   1,585        1,712
     -----------------------------------------------------------
     Total Reinsurance Recoverables        $4,470       $4,301
     ===========================================================

     Reinsurance recoverables for the life and accident and health business include $1,617 million and $1,351 million at December 31, 2003 and 2002, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables are held in trust for the purpose of paying Company claims.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Reinsurance recoverables also include $435 million and $472 million at December 31, 2003 and 2002, respectively, from MetLife.

     5.   INTANGIBLE ASSETS

     The  Company's  intangible  assets  are  DAC,  goodwill  and the  value  of
     insurance  in  force.   DAC  and  the  value  of  insurance  in  force  are
     amortizable. The following is a summary of capitalized DAC by type.

                                   Deferred &            Traditional
                                     Payout      UL &      Life &
     In millions of dollars         Annuities    COLI      Other         Total
     ---------------------------------------------------------------------------
     Balance January 1, 2002         $1,137      $430        $1,894     $3,461

     Deferred expenses & other          347       172           349        868
     Amortization expense              (142)      (24)         (238)      (404)
     Underlying lapse and
       interest rate adjustment          22        --            --         22
     Amortization related to SFAS
       91 reassessment                  (11)       --            --        (11)
                                   ---------------------------------------------
     Balance December 31, 2002        1,353       578         2,005      3,936

     Deferred expenses & other          340       221           399        960
     Amortization expense              (212)      (33)         (256)      (501)
                                   ---------------------------------------------
     Balance December 31, 2003       $1,481      $766        $2,148     $4,395
     ---------------------------------------------------------------------------

     The value of insurance in force totaled $112 million and $130 million at December 31, 2003 and 2002, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $18 million, $25 million and $26 million for the year ended December 31, 2003, 2002 and 2001, respectively. Amortization expense related to the value of insurance in force is estimated to be $18 million in 2004, $17 million in 2005, $14 million in 2006, $12 million in 2007 and $8 million in 2008. In 2002 there was an opening balance sheet reclassification between DAC and the value of insurance in force in the amount of $11 million. This had no impact on results of operations or shareholder's equity.

     The Company stopped amortizing goodwill on January 1, 2002. During 2001, the Company reversed $8 million of negative goodwill. Net income adjusted to exclude the impact of goodwill amortization for the year ended December 31, 2001 is as follows:


                                                  Year Ended
      ($ IN MILLIONS)                            December 31, 2001
                                                 -----------------
     Net income:
         Reported net income                          $1,272
         Negative goodwill reversal                       (8)
         Goodwill amortization                             7
                                                      ------
         Adjusted net income                          $1,271
                                                      ======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     6.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2003 and 2002, the Company had $43.5 billion and $38.8 billion, respectively, of life and annuity deposit funds and reserves. Of that total, $24.7 billion and $21.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $18.8 billion and $17.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $7.0 billion and $5.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $6.1 billion and $5.5 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0% and 4.7%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.7 billion and $5.8 billion of liabilities are surrenderable without charge. Approximately 10.0% of these relate to individual life products for each of 2003 and 2002. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

     Included in contractholder funds and in the preceding paragraph are GICs totaling $14.4 billion. The scheduled maturities for these GICs, including interest, are $4.808 billion, $1.333 billion, $1.665 billion, $1.182 billion, $1.149 billion and $2.415 billion in 2004, 2005, 2006, 2007, 2008 and thereafter, respectively. These GICs have a weighted average interest rate of 4.07% at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     7.   FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE
     ($ IN MILLIONS)

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,        2003           2002          2001
     ---------------------------------------------------------------------------
     Income before federal income taxes   $1,829         $1,503        $1,911
     Statutory tax rate                       35%            35%           35%
     ---------------------------------------------------------------------------
     Expected federal income taxes           640            526           669
     Tax effect of:
          Non-taxable investment income      (91)           (62)          (20)
          Tax reserve release                (79)           (43)          (18)
          Other, net                           1             --            (1)
     ---------------------------------------------------------------------------
     Federal income taxes                 $  471         $  421        $  630
     ===========================================================================
     Effective tax rate                       26%            28%           33%
     ---------------------------------------------------------------------------


     COMPOSITION OF FEDERAL INCOME TAXES
     Current:
          United States                     $330           $217          $424
          Foreign                             30             19            47
     ---------------------------------------------------------------------------
          Total                              360            236           471
     ---------------------------------------------------------------------------
     Deferred:
          United States                      108            182           166
          Foreign                              3              3            (7)
     ---------------------------------------------------------------------------
          Total                              111            185           159
     ---------------------------------------------------------------------------
     Federal income taxes                   $471           $421          $630
     ===========================================================================


     Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2003, 2002 and 2001 were $3 million, $(17) million and $21 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax liability at December 31, 2003 and 2002 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                   2003             2002
     ---------------------------------------------------------------------------

     Deferred Tax Assets:
        Benefit, reinsurance and other reserves     $   574          $    422
        Operating lease reserves                         52                57
        Employee benefits                               201               199
        Other                                           392               289
     ---------------------------------------------------------------------------
           Total                                      1,219               967
     ---------------------------------------------------------------------------

     Deferred Tax Liabilities:
        Deferred acquisition costs and value
          of insurance in force                      (1,225)          (1,097)
        Investments, net                             (1,795)          (1,180)
        Other                                          (229)            (138)
     ---------------------------------------------------------------------------
           Total                                     (3,249)          (2,415)
     ---------------------------------------------------------------------------
     Net Deferred Tax Liability                     $(2,030)         $(1,448)
     ---------------------------------------------------------------------------

     The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the
     Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

     TIC had $52 million and $156 million payable to Citigroup at December 31, 2003 and 2002, respectively, related to the Agreement.

     At December 31, 2003 and 2002, the Company had no ordinary or capital loss carryforwards.

     The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     8.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $1,104 million, $256 million and $330 million for the years ended December 31, 2003, 2002 and 2001, respectively. The Company's statutory capital and surplus was $7.6 billion and $6.9 billion at December 31, 2003 and 2002, respectively.

     Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of
     Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Permitted Statutory Accounting Practices in Note 1). The impact of this change on the Company's statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million in 2001, related to recording equity method investment earnings as unrealized gains versus net investment income.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $845 million is available by the end of the year 2004 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. In accordance with the Connecticut statute, TLAC, after reducing its unassigned funds (surplus) by 25% of the change in net unrealized capital gains, may not pay dividends during 2004 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $242 million to TIC in 2004 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $545 million, $586 million and $472 million in 2003, 2002 and 2001, respectively.

     In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)
     Citigroup Series YYY Preferred Stock            $ 2,225
     TLA Holdings LLC                                    142
     Cash and other assets                               189
     Pension, postretirement, and post-
        employment benefits payable                     (279)
     Deferred tax assets                                  98
     Deferred tax liabilities                           (779)
                                                     -------
                                                     $ 1,596
                                                     =======
     See Note 14.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



8.   SHAREHOLDER'S EQUITY

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:



                                                  NET UNREALIZED                                             ACCUMULATED
                                                  GAIN/LOSS        FOREIGN CURRENCY     DERIVATIVE           OTHER CHANGES IN
($ IN MILLIONS)                                   ON INVESTMENT    TRANSLATION          INSTRUMENTS AND      EQUITY FROM
                                                  SECURITIES       ADJUSTMENTS          HEDGING ACTIVITIES   NONOWNER SOURCES
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 2001                             $   104              $--                 $  --              $  104
Cumulative effect of change in accounting
   for derivative instruments and hedging
   activities, net of tax of $(16)                        14               --                   (43)                (29)
Unrealized gains on investment securities,
   net of tax of $74                                     138               --                    --                 138
Less: Reclassification adjustment for gains
   included in net income, net of tax of $(38)           (70)              --                    --                 (70)
Foreign currency translation adjustment, net
   of tax of $(2)                                         --               (3)                   --                  (3)
Less: Derivative instrument hedging activity
   losses, net of tax of $(35)                            --               --                   (66)                (66)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                             82               (3)                 (109)                (30)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                               186               (3)                 (109)                 74
Unrealized gains on investment securities,
   net of tax of $167                                    311               --                    --                 311
Add: Reclassification adjustment for losses
   included in net income, net of tax of $78             144               --                    --                 144
Foreign currency translation adjustment, net
  of tax of $2                                            --                3                    --                   3
Less: Derivative instrument hedging activity
   losses,  net of tax of $(42)                           --               --                   (78)                (78)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            455                3                   (78)                380
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                               641               --                  (187)                454
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gains on investment securities,
   net of tax of $407                                    793               --                    --                 793
Add: Reclassification adjustment for losses
   included in net income, net of tax of $13              25               --                    --                  25
Foreign currency translation adjustment, net
   of tax of $3                                           --                4                    --                   4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                               --               --                    84                  84
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            818                4                    84                 906
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                           $ 1,459              $ 4                 $(103)             $1,360
--------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2003, 2002 and 2001.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed TPC's share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. The Company's share of net expense for this plan was $5 million in 2003, $10 million in 2002, and insignificant in 2001.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in 2003, $18 million in 2002 and not significant for 2001.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2003, 2002 and 2001. See
Note 13.


10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $21 million, $24 million, and $26 million in 2003, 2002 and 2001, respectively.

--------------------------------------------------------------------------------
  YEAR ENDING DECEMBER 31,           MINIMUM OPERATING         MINIMUM CAPITAL
  ($ IN MILLIONS)                     RENTAL PAYMENTS          RENTAL PAYMENTS
--------------------------------------------------------------------------------
  2004                                     $ 47                      $ 5
  2005                                       52                        5
  2006                                       58                        5
  2007                                       58                        6
  2008                                       58                        6
  Thereafter                                 83                       18
--------------------------------------------------------------------------------
  Total Rental Payments                    $355                      $45
================================================================================

Future sublease rental income of approximately $60 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $135 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2003, the Company held collateral under these contracts amounting to approximately $96.9 million.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2003 and 2002:

                                         Year Ended          Year Ended
      In millions of dollars             December 31, 2003   December 31, 2002
      --------------------------------------------------------------------------
      Hedge ineffectiveness recognized
          related to fair value hedges          $(23.2)            $(18.3)

      Hedge ineffectiveness recognized
          related to cash flow hedges             (3.4)              14.8


      Net loss recorded in accumulated
          other changes in equity from
          nonowner sources related to
          net investment hedges                  (33.6)              (8.4)

      Net loss from economic
          hedges recognized in earnings           (1.6)             (32.8)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended December 31, 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2003 is $(90.4) million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $253.5 million and $240.9 million at December 31, 2003 and 2002, respectively. The Company had unfunded commitments of $527.8 million and $630.0 million to these partnerships at December 31, 2003 and 2002, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2003 and 2002, investments in fixed maturities had a carrying value and a fair value of $42.3 billion and $36.4 billion, respectively. See Notes 1 and 3.

At December 31, 2003, mortgage loans had a carrying value of $1.9 billion and a fair value of $2.0 billion and at year-end 2002 had a carrying value of $2.0 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2003 and 2002, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $151 million and $125 million were received in 2003 and 2002, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2003 and 2002. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2003, 2002 and 2001. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2003, contractholder funds with defined maturities had a carrying value of $13.5 billion and a fair value of $13.7 billion, compared with a carrying value and a fair value of $12.5 billion and $13.3 billion at December 31, 2002. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003, compared with a carrying value of $11.1 billion and a fair value of $10.7 billion at December 31, 2002. These contracts generally are valued at surrender value.

The carrying values of $698 million and $321 million of financial instruments classified as other assets approximated their fair values at December 31, 2003 and 2002, respectively. The carrying value of $2.5 billion and $1.5 billion of financial instruments classified as other liabilities at December 31, 2003 and 2002

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

also approximated their fair values at both December 31, 2003 and 2002. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003, compared with a carrying value and a fair value of $511 million at December 31, 2002.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

The Company is a defendant or co-defendant in various litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2003 is $1 billion, included in contractholder funds. The Company holds $50 million of common stock of the Bank, included in equity securities.

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2003 is $61 million. The Company does not hold any collateral related to this guarantee.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2003. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. The Company paid Citigroup and its subsidiaries $55.3 million, $56.9 million and $43.6 million in 2003, 2002 and 2001, respectively, for these services. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2003 and 2002, were insignificant. See Note 14.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. These reimbursements totaled $34.3 million in 2003 and $15.5 million in 2002.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2003 and 2002, the pool totaled approximately $3.8 billion and $4.2 billion, respectively. The Company's share of the pool amounted to $3.3 billion and $3.8 billion at December 31, 2003 and 2002, respectively, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2003 and 2002, the Company had outstanding loaned securities to its affiliate Smith Barney (SB), a division of Citigroup Global Markets, Inc., of $238.5 million and $267.1 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2003 and 2002, carried at cost. Dividends received on these investments were $204 million in 2003, $178 million in 2002 and $53 million in 2001. See Note 11.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $166.3 million and $186.1 million at December 31, 2003 and 2002, respectively. Income of $18.6 million, $99.7 million and $65.5 million was earned on these investments in 2003, 2002 and 2001, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $48.3 million and $23.6 million at December 31, 2003 and 2002, respectively. Income (loss) of $33.9 million, $0 million and $(41.6) million were earned on this investment in 2003, 2002 and 2001, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's-length basis.

The Company markets deferred annuity products and life insurance through SB. Annuity deposits related to these products were $835 million, $1.0 billion, and $1.5 billion in 2003, 2002 and 2001, respectively. Life premiums were $114.9 million, $109.7 million and $96.5 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to SB were $70.3 million, $77.0 million and $84.6 million in 2003, 2002 and 2001, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.4 billion in 2003 and $1.6 billion in each of 2002 and 2001. Commissions and fees paid to CitiStreet were $52.9 million, $54.0 million and $59.1 million in 2003, 2002 and 2001, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $357 million, $321 million and $564 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to Citibank were $29.8 million, $24.0 million and $37.2 million in 2003, 2002 and 2001, respectively.

Primerica Financial Services (PFS), an affiliate, is a distributor of products for TLA. PFS sold $714 million, $787 million and $901 million of individual annuities in 2003, 2002 and 2001, respectively. Commissions and fees paid to PFS were $58.1 million, $60.4 million and $67.8 million in 2003, 2002 and 2001, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. In each of 2003, 2002, and 2001 the fees paid by Primerica Life were $12.5 million.

The Company sells structured settlement annuities to the property-casualty subsidiaries of TPC. See Note 14.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2003, 2002 and 2001.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2003, 2002 and 2001.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2003, 2002 and 2001.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. Prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company still receives certain services from TPC on a contract basis. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services.

The Company sells structured settlement annuities to the property-casualty insurance subsidiaries of TPC. Such premiums and deposits were $159 million and $194 million for 2002 and 2001, respectively.

The Company has a license from TPC to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES


The following table reconciles net income to net cash provided by operating activities:


--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                     2003       2002       2001
($ IN MILLIONS)
--------------------------------------------------------------------------------

Net Income                                       $ 1,358    $ 1,082    $ 1,281
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                       (37)       322       (125)
       Deferred federal income taxes                  58        185        159
       Amortization of deferred policy
         acquisition costs                           501        393        379
       Additions to deferred policy acquisition
         costs                                      (960)      (879)      (851)
       Investment income                            (503)      (119)      (493)
       Premium balances                                8         (7)         7
       Insurance reserves and accrued expenses       832        493        686
       Other                                        (443)      (402)       237
--------------------------------------------------------------------------------
Net cash provided by operations                  $   814    $ 1,068    $ 1,280
--------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2003, significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $129 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million. In 2001, these activities were insignificant.

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors and Shareholder
The Travelers Insurance Company:


Under date of February 26, 2004, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
TYPE OF INVESTMENT                                                AMOUNT SHOWN
                                                                   IN BALANCE
                                                COST       VALUE    SHEET(1)
--------------------------------------------------------------------------------

Fixed Maturities:
   Bonds:
       U.S. Government and government
         agencies and Authorities              $ 6,487    $ 6,642    $ 6,642
       States, municipalities and political
         subdivisions                              379        398        398
       Foreign governments                         690        740        740
       Public utilities                          2,702      2,901      2,901
       Convertible bonds and bonds with
         warrants attached                         187        208        208
       All other corporate bonds                29,519     31,260     31,260
--------------------------------------------------------------------------------
          Total Bonds                           39,964     42,149     42,149
   Redeemable preferred stocks                     155        174        174
--------------------------------------------------------------------------------
      Total Fixed Maturities                    40,119     42,323     42,323
--------------------------------------------------------------------------------

Equity Securities:
   Common Stocks:
      Banks, trust and insurance companies          14         16         16
      Industrial, miscellaneous and all other       95        118        118
--------------------------------------------------------------------------------
         Total Common Stocks                       109        134        134
   Nonredeemable preferred stocks                  214        228        228
--------------------------------------------------------------------------------
      Total Equity Securities                      323        362        362
--------------------------------------------------------------------------------

Mortgage Loans                                   1,886                 1,886
Real Estate Held For Sale                           96                    96
Policy Loans                                     1,135                 1,135
Short-Term Securities                            3,603                 3,603
Trading Securities                               1,707                 1,707
Other Investments   (2)  (3)  (4)                1,465                 1,465
--------------------------------------------------------------------------------
      Total Investments                        $50,334               $52,577
================================================================================

(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


------------------------------------------------------------------------------------------------------------------------------------

                                        FUTURE
                                        POLICY        OTHER
                                        BENEFITS,     POLICY                                      AMORTIZATION
                          DEFERRED      LOSSES,       CLAIMS                           BENEFITS,  OF DEFERRED
                          POLICY        CLAIMS        AND                 NET          CLAIMS     POLICY          OTHER
                          ACQUISITION   AND LOSS      BENEFITS  PREMIUM   INVESTMENT   AND        ACQUISITION    OPERATING  PREMIUMS
                          COSTS         EXPENSES(1)   PAYABLE   REVENUE   INCOME       LOSSES(2)  COSTS          EXPENSES    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
                    2003
                    ----

Travelers Life & Annuity   $2,361         $42,023       $532    $1,082      $2,743     $2,816         $266          $240     $1,093
Primerica                   2,034           3,500        161     1,245         315        534          235           219      1,251
------------------------------------------------------------------------------------------------------------------------------------
Total                      $4,395         $45,523       $693    $2,327      $3,058     $3,350         $501          $459     $2,344
====================================================================================================================================

                    2002
                    ----

Travelers Life & Annuity   $2,043         $37,774       $461      $730      $2,646     $2,404         $174          $190       $729
Primerica                   1,893           3,261        147     1,194         290        527          219           217      1,184
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,936         $41,035       $608    $1,924      $2,936     $2,931         $393          $407     $1,913
====================================================================================================================================

                    2001
                    ----

Travelers Life & Annuity   $1,672         $33,475       $368     $ 957      $2,530     $2,534        $171           $154      $ 955
Primerica                   1,789           3,044        144     1,145         301        507         208            217      1,157
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,461         $36,519       $512    $2,102      $2,831     $3,041        $379           $371     $2,112
====================================================================================================================================

(1)  Includes contractholder funds.

(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
                                                      ASSUMED         PERCENTAGE
                                          CEDED TO     FROM            OF AMOUNT
                                  GROSS     OTHER      OTHER     NET    ASSUMED
                                  AMOUNT  COMPANIES  COMPANIES  AMOUNT  TO NET
--------------------------------------------------------------------------------


2003
----
Life Insurance In Force          $593,006  $356,298  $  3,519  $240,227   1.4%
Premiums:
   Life insurance                $  2,672       419  $      1  $  2,254    --
   Accident and health insurance      308       235        --        73    --
   Property casualty                   21        --        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  3,001  $    675  $      1  $  2,327    --
                                 ========  ========  ========  ========  ====

2002
----
Life Insurance In Force          $549,066  $321,940  $  3,568  $230,694   1.5%
Premiums:
   Life insurance                $  2,227       377  $     --  $  1,850    --
   Accident and health insurance      316       242        --        74    --
   Property casualty                  109       109        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,652  $    728  $     --  $  1,924    --
                                 ========  ========  ========  ========  ====


2001
----
Life Insurance In Force          $510,457  $285,696  $  3,636  $228,397   1.6%
Premiums:
   Life insurance                $  2,378  $    352  $     --  $  2,026    --
   Accident and health insurance      321       246         1        76    --
   Property casualty                  180       180        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,879  $    778  $      1  $  2,102    --
                                 ========  ========  ========  ========  ====

                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415










L-20577S                                                                May 2004

                                     PART C

                                OTHER INFORMATION

ITEM 27.        EXHIBITS

       EXHIBIT
       LETTER        DESCRIPTION

          a. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

          b.        Not Applicable.

          c.1. Underwriting Contracts. (Incorporated herein by reference to Exhibit c.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

          c.2. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit c.2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)

          d.1. Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit d.1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.)

          d.2. Term Insurance Rider. (Incorporated herein by reference to Exhibit d.2 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.)

          e.        Application for Variable Life Insurance Contracts.
                    (Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed February 14, 2003.)

          f.1. Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

          f.2. By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

          g. Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-6, File No. 333-71349, filed February 14, 2003.)

          h.1. Specimen Participation Agreements. (Incorporated herein by reference to Exhibit h. to Post-Effective Amendment No. 3 to the Registration Statement filed on Form N-6, File No. 333-56952, filed February 7, 2003.)

          h.2. Administrative Contract. (Incorporated herein by reference to Exhibit h.2. to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-6, File No. 333-71349, filed February 14, 2003.)

          j.        None.

          k. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.).

          m. Calculations. (Incorporated herein by reference to Exhibit m to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)

          n.        Other Opinions. Consent of KPMG LLP, Independent Auditors.
                    (Incorporated herein by reference to Exhibit n to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.).

          o.        Omitted Financial Statements. Not applicable.

          p.        Initial Capital Agreements. Not applicable.

          q. Redeemability Exemption. (Incorporated herein by reference to Exhibit q to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)

        r.1.         Powers of Attorney authorizing Ernest J. Wright or Kathleen
                     A. McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1. to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-6, File No. 333-71349, filed February 14, 2003.)

ITEM 28.        DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL                          POSITIONS AND OFFICES
BUSINESS ADDRESS                            WITH INSURANCE COMPANY
----------------                            ----------------------

George C. Kokulis                           Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey                             Director, Senior Executive Vice President, Chief Financial Officer, Chief Accounting
                                            Officer

Kathleen L. Preston                         Director and Executive Vice President

Edward W. Cassidy                           Senior Vice President

Winifred Grimaldi                           Senior Vice President

Marla Berman Lewitus                        Director, Senior Vice President and General Counsel

Brendan Lynch                               Senior Vice President

David A. Tyson                              Senior Vice President

David A. Golino                             Vice President and Controller

Mark Reilly                                 Vice President and Actuary

Anthony Cocolla                             Vice President

Tim W. Still                                Vice President

Linn K. Richardson                          Second Vice President and Actuary

Mahir Dugentas                              Actuary

Gene Lunman                                 Vice President and Actuary

Lawrence Segal                              Actuary

Ernest J. Wright                            Vice President and Secretary

Kathleen A. McGah                           Assistant Secretary and Deputy General Counsel

Principal Business Address:

          The Travelers Insurance Company
          One Cityplace
          Hartford, CT  06103-3415



ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 30.  INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a)     Travelers Distribution LLC
        One Cityplace
        Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)      NAME AND PRINCIPAL                       POSITIONS AND OFFICES
         BUSINESS ADDRESS                         WITH UNDERWRITER
         Kathleen L. Preston                      Board of Manager

         Glenn D. Lammey                          Board of Manager

         William F. Scully III                    Board of Manager

         Donald R. Munson, Jr.                    Board of Manager, President, Chief Executive Office
                                                  and Chief Operating Officer

         Tim W. Still                             Vice President

         Anthony Cocolla                          Vice President

         John M. Laverty                          Treasurer and Chief Financial Officer

         Stephen E. Abbey                         Chief Compliance Officer

         Alison K. George                         Director and Chief Advertising Compliance Officer

         Stephen T. Mullin                        Chief Compliance Officer

         Ernest J. Wright                         Secretary

         Kathleen A. McGah                        Assistant Secretary

         William D. Wilcox                        Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c) Travelers Distribution LLC ("TDLLC"), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

        Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

ITEM 32.        LOCATION OF ACCOUNTS AND RECORDS

(1)     The Travelers Insurance Company
        One Cityplace
        Hartford, Connecticut  06103-3415

ITEM 33.        MANAGEMENT SERVICES

Not Applicable.


ITEM 34.        FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 22nd day of April, 2004.



                THE TRAVELERS FUND UL III FOR VARIABLE ANNUITIES
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                By: *GLENN D. LAMMEY
                                    --------------------------------------------
                                    Glenn D. Lammey, Chief Financial Officer,
                                    Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 22nd day of April, 2004.


*GEORGE C. KOKULIS           Director, President and Chief Executive Officer
--------------------------   (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY             Director, Chief Financial Officer, Chief Accounting
--------------------------   Officer (Principal Financial Officer)
(Glenn D. Lammey)

*MARLA BERMAN LEWITUS        Director
--------------------------
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON         Director
--------------------------
(Kathleen L. Preston)



*By:       /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

 EXHIBIT LETTER    DESCRIPTION                             METHOD OF FILING
--------------------------------------------------------------------------------
      99n.      Consent of KPMG LLP,
                Independent Auditors.                       Electronically